UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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PulteGroup, Inc.

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2022

ANNUAL MEETING OF SHAREHOLDERS & PROXY STATEMENT

PULTEGROUP

PULTEGROUP’S ESG JOURNEY

As one of the largest homebuilders in the United States, we believe that operating a sustainable business is integral to our overall Company strategy and to our commitment of delivering long-term value creation for our key stakeholders, who we identify as: our employees, our customers, our trade partners, our shareholders, the environment, and the communities where we do business. Our focus on operating a sustainable business builds on our environmental, social and governance (“ESG”) practices, which aim to ensure the long-term success of our business.

Our commitment to strong ESG practices can be seen across our organization; from our company culture, commitment to reducing our environmental footprint, supporting the communities where we operate, and strong corporate governance standards. Our four guiding principles, “Do the Right Thing”, “Compassion for the Customer”, “Care About Quality”, and “Team-First Mentality” are simple but powerful ideas that ensure our organization delivers on its purpose: “Building Incredible Places Where People Can Live Their Dreams.”

Below are some highlights that reflect our focus of delivering on our ESG practices; however, our efforts in this space are part of a long-term journey and we intend to continue to build on these efforts in the future.

Employees

Our Company benefits from a strong Company culture, and one that we believe continues to give us a competitive advantage.

It is our aim that each member of the PulteGroup team comes to work every day committed to deliver for all our key stakeholders. We are committed to being an organization where our employees are both proud and excited to work and that offers the opportunity for them to build their careers.

In fiscal 2021, we were honored to be recognized as among the

We strive to be an organization where people are encouraged to bring their best, most authentic selves to work. We believe that an environment that is respectful and inclusive of all people, regardless of race, gender identity, ethnicity, or background, creates the best work environment and results in the best work product. We strive to create a team that reflects the diversity of the communities we serve. To help others measure the status of our workforce diversity, we started sharing our EEO-1 reports in 2021 with our December 31, 2020 data at www.pultegroupcares.com/diversity-inclusion/employment-information-report/ and plan to continue to provide such data on an annual basis when it becomes available.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	I

PULTEGROUP’S ESG JOURNEY

To put these ideas into action, we announced in fiscal 2021 the launch of three employee-led Business Resource Groups (“BRGs”): “PEACE”, “HAPPY HOMES”, and “YOPROS”. These are voluntary networks for our employees who share common characteristics, interests, or passions. The purpose of these groups is to create an environment where we can leverage the collective experiences and ideas of all our employees.

In addition to providing an inclusive working environment, we are also committed to creating a healthy and safe working environment. Due to the nature of our work, health and safety is a key priority in our organization. In addition to endeavoring to comply with all applicable federal, state, and local laws regarding working conditions and occupational safety standards, we also require our employees and trade partners to meet our own, often times more stringent, internal standards. To enforce these standards, we conduct regular, unannounced audits at our divisions. The results of these audits are also reported to our Board of Directors (the “Board”).

Customers

We know that for many of our customers, their home is their largest investment, but recently it has become much more. For many of our customers, their home now serves as an office, daycare, school, and source of entertainment. Now, more than ever, we believe our purpose of “Building Incredible Places Where People Can Live Their Dreams” must be the foundation of our business. This is why we focus on building high quality, sustainable homes that meet our customers’ ever-changing needs.

To deliver on our purpose, we build our homes tracking the process through our Build Quality ExperienceTM. This includes a ten-step process that takes our customers from their initial meeting with one of our construction managers who will be their partner throughout the entire process, to a build quality survey that is conducted a year after the home is completed so that we can collect valued feedback and continue to improve our homes and the Build Quality ExperienceTM.

Environment

As detailed in our recently published Environmental Policy available at www.pultegroupcares.com/sustainability, we are committed to operating our business in an environmentally responsible manner.

We believe the biggest opportunity our Company has to reduce its environmental impact is through the houses that we build. We do this through thoughtful land development and responsible building practices. We also look to build energy efficient homes. Over the years, our focus on the environment has also led us to develop a number of operational improvements, including a comprehensive National Storm Water Quality Program, our “Commonly Managed Plans” initiative that minimizes job site waste, and our equipping our homes with energy efficient appliances and features. Through continued innovations in the homebuilding industry, homebuilders like PulteGroup have helped make new homes significantly more energy efficient than homes built just a decade ago.

We are also committed to reducing the environmental footprint of our operations, and have completed our organization’s first-ever greenhouse gas (“GHG”) assessment. Our GHG assessment, in alignment with the World Resource Institute’s GHG Protocol, seeks to measure our Company’s Scope 1, Scope 2 and select categories of Scope 3 emissions. The results of our assessment will soon be posted on our PulteCares website at www.pultegroupcares.com, which we recently launched to provide our stakeholders with a central repository for our ESG information. We plan to provide updates to this data on an annual basis and leverage this information to improve the efficiency of our operations.

II	PULTEGROUP, INC. | 2022 PROXY STATEMENT

PULTEGROUP’S ESG JOURNEY

Communities

We play an important role in the communities where we build. In addition to helping address our nation’s housing shortage, we also provide important jobs for local tradespeople, support veterans through our “Built to Honor®” veteran housing program, and contribute to community revitalization projects.

In fiscal 2021, through our Built to Honor® program, we continued to thank our military families by delivering seven new homes to deserving veterans across the country. Since it was launched in 2013, the Built to Honor® program has provided more than 60 mortgage-free homes to veterans and their families.

In 2020, we also formed the PulteGroup, Inc. Charitable Foundation (the “Foundation”), which has as its mission to give back to our military veterans, help meet unmet housing needs, and educate the next generation of homebuilders. Each year, the Company has committed to contribute a portion of our profits to fund the Foundation, and grants will be made to local charities designated by our operating Divisions as well as to national charitable organizations. To date, the Foundation has committed to make over $2 million in contributions.

ESG Oversight

We believe that oversight is essential to effective ESG practices. Therefore, our entire Board and Executive Leadership Team receive regular updates on the Company’s ESG efforts, with the Nominating and Governance Committee of our Board having primary responsibility for overseeing our ESG goals and objectives. Our Nominating and Governance Committee also receives updates on ESG matters on a quarterly basis and evaluates key risks regarding environmental, workforce diversity, and health and safety issues, along with policies related to employee conduct and ethics.

Shareholder Engagement

We proactively seek to engage with a majority of our shareholders on ESG matters and to provide them with updates on our progress. We also aim to provide timely responses to ESG-related shareholder inquiries throughout the year. Feedback from our shareholder engagement, combined with our Company’s commitment to ESG best practices, continues to drive action. For example, we are committed to providing timely and relevant data disclosures related to ESG metrics. In fiscal 2021, we provided disclosures of the racial, ethnic, and gender diversity of our total Company workforce as noted above, in addition to providing disclosure aligned with the Sustainability Accounting Standards Board (commonly known as “SASB”) framework. Going forward, we plan to provide annual updates to these disclosures along with evaluating and disclosing against other relevant frameworks as appropriate, such as the Task Force on Climate-Related Financial Disclosures (commonly known as “TCFD”).

Our ESG data and disclosures can be found on our PulteCares website at www.pultegroupcares.com.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	III

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

When:	Wednesday, May 4, 2022 at 1:00 P.M., Eastern Time

Where:	Via the internet at: www.virtualshareholdermeeting.com/PHM2022

Items of Business:

Proposal 1 – Election of ten nominees for director named in this Proxy Statement

Proposal 2 – Ratification of appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022

Proposal 3 – Say-on-pay: Advisory vote to approve executive compensation

Proposal 4 – Approval of an amendment to extend the term of our Amended and Restated Section 382 Rights Agreement, as amended

Proposal 5 – Approval of PulteGroup, Inc. 2022 Stock Incentive Plan

In addition, any other business as may properly come before the meeting

Who Can Vote:	Shareholders of record at the close of business on Tuesday, March 15, 2022

Who Can Participate:	Shareholders who wish to attend the virtual meeting should review pages 75-78. To be admitted electronically to the annual meeting, you must go to the meeting website at www.virtualshareholdermeeting.com/PHM2022, and enter the 16-digit control code included in your proxy materials. Shareholders participating in the virtual meeting are deemed to be present in person at the annual meeting. Further instructions on how to participate in and vote at the annual meeting are available at www.virtualshareholdermeeting.com/PHM2022

Date of Mailing:	On or about Tuesday, March 22, 2022, a Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting are being mailed or made available to our shareholders containing instructions on how to access this Proxy Statement and our 2021 Annual Report on Form 10-K and vote online, as well as instructions on how to receive paper copies of these documents for shareholders who so elect

Shareholder List:	A list of shareholders entitled to vote at the annual meeting will be available at www.virtualshareholdermeeting.com/PHM2022 for examination during the annual meeting. Shareholders will need their 16-digit control code to access the list.

Questions:	You may submit questions online during the annual meeting at www.virtualshareholdermeeting.com/PHM2022. The Company reserves the right to edit or reject any questions deemed duplicative, profane or inappropriate.

How To Vote In Advance

Your vote is important. We encourage you to vote promptly, whether or not you plan to attend the meeting. In accordance with the rules and regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials, we are furnishing proxy materials to our shareholders over the internet. Make sure to have your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting in hand and follow the instructions.

By Telephone: You can vote your shares by calling 1-800-690-6903 within the USA, US territories and Canada on a touchtone phone

By Internet: You can vote your shares online at www.proxyvote.com

By Mail: If you received a proxy card by mail, you can vote your shares by signing and returning the proxy card in the postage-paid envelope.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 4, 2022. The Company’s Proxy Statement for the 2022 Annual Meeting of Shareholders and the Annual Report on Form 10-K to Shareholders for the fiscal year ended December 31, 2021 are available at: www. virtualshareholdermeeting.com/PHM2022.

By Order of the Board of Directors

TODD N. SHELDON

Executive Vice President, General Counsel and Corporate Secretary

Atlanta, Georgia

March 22, 2022

PULTEGROUP, INC. | 2022 PROXY STATEMENT	i

PROXY SUMMARY

This summary highlights selected information about the items to be voted on at the 2022 annual meeting of shareholders (“annual meeting”) of PulteGroup, Inc. (“PulteGroup,” the “Company,” “we” or “our”). This summary does not contain all of the information that you should consider in deciding how to vote. You should read the entire Proxy Statement before voting.

Meeting Agenda and Voting Recommendations

PROPOSAL ONE
Election of Directors

The Board recommends a vote FOR each of the director nominees named in this Proxy Statement.

•  Slate of directors with broad and diverse leadership experience

•  Significant experience in relevant industries (including real estate and consumer markets) and public company leadership experience, among other key competencies

•  Ongoing refreshment and succession process of Board composition

•  Proactive shareholder engagement

▶  See pages 5-12 for further information

DIRECTOR NOMINEES

					Current Committee Memberships(1)

Name	Principal Professional Experience	Years of Tenure	Diversity		Independence	Audit	Comp	Finance	Nom/ Gov
			Gender	Ethnic

BRIAN P. ANDERSON	Former Chief Financial Officer, Baxter International Inc.	17				●		●

BRYCE BLAIR Non-Executive Chairman	Former Chairman of the Board and Chief Executive Officer, AvalonBay Communities, Inc.	11

THOMAS J. FOLLIARD	Non-Executive Chairman of the Board and Former President and Chief Executive Officer, CarMax, Inc.	10					●		●

CHERYL W. GRISÉ	Former Executive Vice President, Northeast Utilities (now known as Eversource Energy)	14					●		●

ANDRÉ J. HAWAUX	Former Executive Vice President, Chief Financial Officer and Chief Operating Officer, Dick’s Sporting Goods, Inc.	9				C		●

J. PHILLIP HOLLOMAN	Former President and Chief Operating Officer, Cintas Corporation	2				●		●

RYAN R. MARSHALL	President and Chief Executive Officer, PulteGroup, Inc.	6						●

JOHN R. PESHKIN	Founder and Managing Partner, Vanguard Land, LLC	6				●		C

SCOTT F. POWERS	Former President and Chief Executive Officer, State Street Global Advisors	6					C		●

LILA SNYDER	Chief Executive Officer, Bose Corporation	4				●		●

(1) These columns show the current committee memberships of the director nominees. Mr. Dreiling, who is currently the Chair of the Nominating and Governance Committee, has notified the Board that he will not stand for re-election at the Annual Meeting due to other commitments.

Audit = Audit Committee	Finance = Finance and Investment Committee
Comp = Compensation and Management Development Committee	Nom/Gov = Nominating and Governance Committee
C = Chair of Committee

ii	PULTEGROUP, INC. | 2022 PROXY STATEMENT

PROXY SUMMARY

BOARD NOMINEE HIGHLIGHTS

Significant corporate leadership experience at public companies in relevant industries	Broad governance experience by service on other public company boards	Mix of seasoned directors and fresh perspectives

🌑 🌑 🌑 🌑 🌑 🌑 🌑 🌑 🌑 🌑	🌑 🌑 🌑 🌑 🌑 🌑 🌑 🌑 🌑 🌑	🌑 🌑 🌑 🌑 🌑 🌑 🌑 🌑 🌑 🌑

SEVEN OF OUR NOMINEES HAVE EXPERIENCE IN THE REAL ESTATE OR CONSUMER MARKETS	NINE OF OUR NOMINEES HAVE OTHER PUBLIC COMPANY BOARD EXPERIENCE	FIVE OF OUR NOMINEES HAVE JOINED THE BOARD IN THE LAST SIX YEARS

GOVERNANCE HIGHLIGHTS

PulteGroup has a long-standing commitment to strong corporate governance and throughout the years has evolved its governance framework to align with evolving best practices. In particular, we believe that the following corporate governance features help us best serve the interests of our shareholders:

Shareholder Rights

   Annual election of all directors

   Majority vote standard in uncontested director elections

   Proxy access rights

   Right to call a special meeting for shareholders with 20% or more of outstanding shares

   Right to take action by written consent for shareholders

   Active engagement with the Company’s top 20 largest shareholders

Independent Oversight

   Strong Non-Executive Chairman role

   Audit Committee, Compensation and Management Development Committee and Nominating and Governance Committee each comprised solely of independent directors

   All directors are independent except the Chief Executive Officer

   Committees have authority to retain independent advisors

Good Governance

   Frequent cross-committee and Board communications

   Periodic Board, committee and director evaluation processes

   Code of ethical business conduct and code of ethics

   Director orientation and continuing education programs

   Meaningful share ownership guidelines for executive officers and directors

   Prohibition against hedging and pledging Company securities by all employees and directors

   Charter of Nominating and Governance Committee expresses strong commitment to inclusion of diverse groups, knowledge and viewpoints in selection of Board nominees

PROPOSAL TWO
Ratification of Appointment of Ernst & Young LLP as the Independent Registered Public Accountant for 2022

The Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accountant for 2022.

•  Independent firm with a reputation for integrity and competence

•  Provides significant financial reporting expertise

•  Few ancillary services and reasonable fees

▶  See page 55 for further information

PULTEGROUP, INC. | 2022 PROXY STATEMENT	iii

PROXY SUMMARY

PROPOSAL THREE
Say-on-Pay: Advisory Vote to Approve Executive Compensation

The Board recommends a vote FOR this proposal.

•  Ongoing review of compensation practices by Compensation and Management Development Committee with assistance from an independent compensation consultant

•  Compensation programs designed to reward executives for performance against established performance objectives and improving shareholder returns

•  Adherence to commonly viewed executive compensation best practices

▶  See pages 56-57 for further information

EXECUTIVE COMPENSATION HIGHLIGHTS

Our executive compensation program is designed to reward executives for producing sustainable growth and improving shareholder returns consistent with our strategic plan and to align compensation with the long-term interests of our shareholders. In accordance with this pay for performance philosophy, PulteGroup compensates its named executive officers using a mix of cash and equity compensation elements with an emphasis on short-term and long-term performance:

Element	Description	Further Information (pages)

BASE SALARY	Provides base pay levels that are competitive with market practices to attract and retain top executive talent.	33

ANNUAL CASH INCENTIVE

Provides annual incentive opportunities competitive with market practices to attract, motivate and retain top executive talent.

Rewards executives for annual performance results relative to pre-established goals deemed critical to the success of the Company and its strategy and for year-over-year growth in pre-tax income.

Focuses on key annual results that we believe will position the Company for success over time, in keeping with the interests of shareholders.

		33-35

LONG-TERM INCENTIVE PROGRAM

Provides equity incentives competitive with market practices in order to attract, motivate and retain top executive talent.

Focuses executives on long-term performance of the Company.

Directly aligns interests of executives with those of our shareholders.

Retention of talent over performance / vesting period.

		35-37

RESTRICTED SHARE UNITS	Provides equity incentives competitive with market practices in order to attract, motivate and retain top executive talent. Focuses executives on long-term performance of the Company. Directly aligns interests of executives with those of our shareholders. Retention of talent over performance / vesting period.	38

iv	PULTEGROUP, INC. | 2022 PROXY STATEMENT

PROXY SUMMARY

PulteGroup is also committed to having strong governance standards with respect to our executive compensation program, policies and practices. Consistent with this focus, we maintain the following policies and practices that we believe demonstrate our commitment to executive compensation best practices.

WHAT WE DO	WHAT WE DO NOT DO

Annual say-on-pay vote

Shareholder engagement

Compensation and Management Development Committee comprised entirely of independent directors

Independent outside compensation consultant

Pay for performance—CEO pay approximately 93% at-risk

Multi-year vesting schedule for equity awards

Meaningful share ownership guidelines

Clawback policy

Market comparison of executive compensation against a relevant peer group
Prohibition on hedging and pledging Company securities

No dividends or dividend equivalents paid on unearned performance-based equity awards

No automatic single-trigger vesting of equity awards upon a change-in-control

No change-in-control tax gross-ups for named executive officers

No excessive perquisites

No service-based defined benefit pension plan

Plan prohibits re-pricing of underwater stock options

Plan prohibits granting discounted stock options

PROPOSAL FOUR
Approval of an amendment to extend the term of the Company’s Amended and Restated Section 382 Rights Agreement, as amended

The Board recommends a vote FOR the approval of an amendment to extend the term of the Company’s Amended and Restated Section 382 Rights Agreement, as amended.

•  Protect value of deferred tax assets

▶  See pages 58-63 for further information

PROPOSAL FIVE
Approval of the PulteGroup, Inc. 2022 Stock Incentive Plan

The Board recommends a vote FOR this proposal.

•  Align the interests of our shareholders and recipients of awards under the 2022 Stock Incentive Plan by increasing the proprietary interest of such recipients in the Company’s growth and success

•  Advance the interests of the Company by attracting and retaining officers, other employees, non-employee directors, consultants, independent contractors and agents

•  Motivate such persons to act in the long-term best interests of the Company and its shareholders

▶  See pages 64-70 for further information

PULTEGROUP, INC. | 2022 PROXY STATEMENT	v

PULTEGROUP, INC. | 2022 PROXY STATEMENT	1

PROXY STATEMENT

The board of directors (the “Board” or “board of directors”) of PulteGroup, Inc. (“PulteGroup,” the “Company,” “we” or “our”) is soliciting proxies on behalf of the Company to be used at the annual meeting of shareholders (the “annual meeting”) to be held on Wednesday, May 4, 2022, at 1:00 P.M., Eastern Time, via the internet at: www.virtualshareholdermeeting.com/PHM2022.The annual meeting will be held in a virtual meeting format only, and you will not be able to attend the annual meeting in person. See pages 75-78 for additional information on attending the annual meeting. In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K (“Annual Report”) available to our shareholders electronically via the internet. In addition, the Company is using the SEC’s Notice and Access Rules to provide shareholders with more options for receipt of these materials. Accordingly, on or about March 22, 2022, the Company will be mailing a Notice of Internet Availability of Proxy Materials and Notice of Annual Meeting (the “Notice”) to our shareholders containing instructions on how to access this Proxy Statement and the Company’s Annual Report on the internet, how to vote online or by telephone, and how to receive paper copies of the documents and a proxy card.

2	PULTEGROUP, INC. | 2022 PROXY STATEMENT

BOARD OF DIRECTORS INFORMATION

Board of Directors Qualifications and Attributes

The Board annually reviews the skills and experiences that it believes should be represented on the Board. As a result of this ongoing review, the Board developed the following matrix, which sets forth the collective experiences and qualifications of the directors that it believes are critical in order to continue to drive effective oversight of the Company. In 2022 the Board updated this set of experiences and qualifications in assessing nominees for 2022 to utilize the following matrix:

Name	Public Company Leadership	Public Company Board Experience	Real Estate and Housing	Financial Experience	Consumer Markets Experience	Corporate Governance	Human Capital	Strategic Risk Management
BRIAN P. ANDERSON
BRYCE BLAIR
THOMAS J. FOLLIARD
CHERYL W. GRISÉ
ANDRÉ J. HAWAUX
J. PHILLIP HOLLOMAN
RYAN MARSHALL
JOHN R. PESHKIN
SCOTT POWERS
LILA SNYDER

In addition to these competencies and experiences, the Board also believes that integrity, business judgment, leadership skills, dedication and collaboration are personal attributes that are vital to the Board’s ability to effectively oversee the Company and act in the best interests of the Company’s shareholders. More detail regarding the Company’s individual directors is provided below. In addition to these personal characteristics and qualifications, PulteGroup highly values the collective experience and qualifications of the directors. PulteGroup believes that the diverse set of collective experiences, viewpoints and perspectives of its directors results in a Board with the commitment and energy to advance the interests of PulteGroup’s shareholders.

Commitment to Diversity

In March 2018, the Nominating and Governance Committee amended its charter to express the Nominating and Governance Committee’s commitment to the inclusion of diverse groups (including, where appropriate, diversity of age, gender, race, ethnicity and professional experience), knowledge and viewpoints in its selection of Board nominees. When adding new Board members or filling vacancies, the Nominating and Governance Committee will conduct its search consistent with its amended charter and our Corporate Governance Guidelines.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	3

BOARD OF DIRECTORS INFORMATION

Consistent with this charter amendment, all searches conducted since March 2018 have included a diverse pool of candidates with the objective of further enhancing the collective experiences and qualifications of the Board. This has served to enhance the diversity, including the gender and racial/ethnic diversity, of our Board.

Independence

Under the Company’s Corporate Governance Guidelines, which are available to shareholders at http://www.pultegroupinc.com/investors/corporate-governance/guidelines/default.aspx, a substantial majority of the members of our Board must be independent. The Board has adopted categorical independence standards to assist the Nominating and Governance Committee in determining director independence, which standards either meet or exceed the independence requirements of the NYSE corporate governance standards. Under these standards, no director can qualify as independent unless (i) the Board affirmatively determines that the director has no material relationship with the Company, directly or as an officer, shareholder or partner of an organization that has a relationship with the Company, (ii) the director is otherwise independent under NYSE corporate governance standards and (iii) the director meets the following categorical standards:

has not been an employee of the Company for at least three years;

has not, during the last three years, been employed as an executive officer by a company for which an executive officer of the Company concurrently served as a member of such company’s compensation committee;

has no immediate family members (i.e., spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than employees) who shares the director’s home) who did not satisfy the foregoing criteria during the last three years; provided, however, that such director’s immediate family member may have served as an employee but not as an executive officer of the Company during such three-year period so long as such immediate family member shall not have received, during any twelve-month period within such three-year period, more than $120,000 in direct compensation from the Company for such employment;

is not a current partner or employee of the Company’s internal or external audit firm, and the director was not within the past three years a partner or employee of such a firm who personally worked on the Company’s internal or external audit within that time;

has no immediate family member who (i) is a current partner of a firm that is the Company’s internal or external auditor, (ii) is a current employee of such a firm and personally works on the Company’s internal or external audit or (iii) was within the past three years a partner or employee of such a firm and personally worked on the Company’s audit within that time;

has not received, and has no immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company (other than in his or her capacity as a member of the Board);

is not a current employee, and has no immediate family member who is a current executive officer, of a company that made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues;

does not serve, and has no immediate family member who has served, during the last three years as an executive officer or general partner of an entity that has received an investment from the Company or any of its subsidiaries, unless such investment is less than the greater of $1 million or 2% of such entity’s total invested capital in any of the last three years; and

has not been, and has no immediate family member who has been, an executive officer of a charitable or educational organization for which the Company contributed more than the greater of $1 million or 2% of such charitable organization’s consolidated gross revenues, in any of the last three years.

In addition, Audit Committee members may not have any direct or indirect financial relationship whatsoever with the Company other than as directors.

The Board considered all relevant facts and circumstances in assessing director independence. In connection with this assessment, the Board affirmatively determined that Brian P. Anderson, Bryce Blair, Richard W. Dreiling, Thomas J. Folliard, Cheryl W. Grisé, André J. Hawaux, J. Phillip Holloman, John R. Peshkin, Scott F. Powers and Lila Snyder are independent within the meaning of the Company’s categorical standards and the NYSE listing standards. The Board further determined that Ryan R. Marshall, who is a current PulteGroup employee, is not independent within the meaning of the Company’s categorical standards and the NYSE listing standards.

4	PULTEGROUP, INC. | 2022 PROXY STATEMENT

PROPOSAL 1 - ELECTION OF DIRECTORS

The Board recommends a vote FOR each of the director nominees named in this Proxy Statement.

•  Slate of directors with broad and diverse leadership experience

•  Significant experience in relevant industries (including real estate and consumer markets) and public company leadership experience, among other key competencies

•  Ongoing refreshment and succession process of Board composition

•  Proactive shareholder engagement

Our Restated Articles of Incorporation, as amended (the “articles”), require that we have at least three, but no more than 15, directors. The exact number of directors is set by the Board and is currently eleven. All directors will be elected on an annual basis for one-year terms. The eleven directors comprising the Board, all of whose terms are expiring at the annual meeting, are Brian P. Anderson, Bryce Blair, Richard W. Dreiling, Thomas J. Folliard, Cheryl W. Grisé, André J. Hawaux, J. Phillip Holloman, Ryan R. Marshall, John R. Peshkin, Scott F. Powers, and Lila Snyder. Mr. Dreiling informed the Board that he will not stand for re-election at the Annual Meeting due to his other commitments. The Board and the Company wish to thank Mr. Dreiling for his years of exemplary service on the Board. The number of directors will be reduced from eleven to ten if the ten nominees are elected at the Annual Meeting. Proxies cannot be voted for a greater number of persons than the nominees named. The Amended and Restated By-laws (the “by-laws”) of the Company provide that a nominee for director at the annual meeting shall be elected by the affirmative vote of a majority of the votes cast with respect to that director’s election. A majority of votes cast means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with “abstentions” and “broker non-votes” not counted as a vote cast either “for” or “against” that director’s election). If a nominee for director, who is an incumbent director, is not elected, the director shall promptly tender his or her resignation to the board of directors. The Nominating and Governance Committee will make a recommendation to the board of directors as to whether to accept or reject the resignation of such incumbent director, or whether other action should be taken. The board of directors shall act on the resignation, taking into account the committee’s recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation and the rationale behind the decision within 90 days following certification of the election results. The director who tenders his or her resignation will not participate in the recommendation of the committee or the decision of the board of directors with respect to his or her resignation.

The ten persons listed below are the nominees to serve a one-year term expiring at the Company’s 2023 annual meeting of shareholders, and each has agreed to serve the one-year term for which he or she has been nominated, if elected. Please see below for a description of the occupations and recent business experience of all director nominees. In addition, the specific experience, qualifications, attributes, or skills that led the Nominating and Governance Committee to the conclusion that each of the director nominees should serve as a director of the Company are included in the descriptions below.

BOARD NOMINEE EXPERIENCE AND SKILLS

Nominees to Serve a One-Year Term Expiring at the 2023 Annual Meeting of Shareholders	▶

PULTEGROUP, INC. | 2022 PROXY STATEMENT	5

PROPOSAL 1 - ELECTION OF DIRECTORS

Brian P. Anderson

Director Since: 2005 Age: 71 Committees: • Audit • Finance and Investment Experience & Skills:

Biography

Mr. Anderson has significant experience as a chief financial officer of two large multinational companies and as a director of several large public companies. In addition, he has held finance positions including chief financial officer, corporate controller and vice president of audit and was an audit partner at an international public accounting firm. Mr. Anderson has significant experience in the preparation and review of complex financial reporting statements as well as experience in risk management and risk assessment. Mr. Anderson also serves on the boards of directors of W.W. Grainger, Inc. and Stericycle, Inc.

Relevant Business Experience:

Mr. Anderson is the former Executive Vice President of Finance and Chief Financial Officer of OfficeMax Incorporated, a distributor of business-to-business and retail office products. Prior to assuming this position in 2004, Mr. Anderson was Senior Vice President and Chief Financial Officer of Baxter International Inc., a global diversified medical products and services company, a position he assumed in 1998. Mr. Anderson has extensive experience sitting on and chairing the audit committees of public companies. Mr. Anderson also brings to the Board meaningful experience based on his service as the former Lead Director (and current director) of W.W. Grainger, Inc. and former Chairman of A.M. Castle & Co., as well as his service as a Governing Board Member at the Center for Audit Quality. Mr. Anderson is an audit committee financial expert for purposes of the SEC’s rules.

Public Company Board Experience:

	• W.W. Grainger, Inc. (1999 - present) • J. Hardie Industries plc (2006 - 2020)	• Stericycle, Inc. (2017 - present) • A.M. Castle & Co. (2005 - 2016)

Bryce Blair

Director Since: 2011 Age: 63 Committees: None (Mr. Blair is the Non-Executive Chairman) Experience & Skills:

Biography

Mr. Blair has substantial experience in real estate development and investment, including having spent over ten years as chairman and chief executive officer of a public real estate investment trust. In addition, in his former role as chief executive officer of AvalonBay Communities, Inc., Mr. Blair was responsible for day-to-day operations, and he was regularly involved in the preparation and review of complex financial reporting statements. Mr. Blair also brings to the Board meaningful experience based on his service on the boards of directors of AvalonBay Communities, Inc., Regency Centers Corp., and Invitation Homes, Inc. where he served as Non-Executive Chairman of the board.

Relevant Business Experience:

Mr. Blair is the Manager of Harborview Associates, LLC, a company which holds and manages investments in various real estate properties. Mr. Blair is also the former Chairman of the Board and the former Chief Executive Officer of AvalonBay Communities, Inc. In addition, Mr. Blair served in a number of senior leadership positions with AvalonBay Communities, Inc., including Chief Executive Officer from February 2001 through December 2011, President from September 2000 through February 2005 and Chief Operating Officer from February 1999 to February 2001. Mr. Blair is also a past member of the National Association of Real Estate Investment Trusts, where he served as Chairman and was on the Executive Committee and the Board of Governors, and the Urban Land Institute, where he is past Chairman of the Multifamily Council and is a past Trustee.

Public Company Board Experience:

	• Invitation Homes Inc. (2017 - 2021) • Regency Centers Corp. (2014 - present)	• AvalonBay Communities, Inc. (2002 - 2013)

6	PULTEGROUP, INC. | 2022 PROXY STATEMENT

PROPOSAL 1 - ELECTION OF DIRECTORS

Thomas J. Folliard

Director Since: 2012 Age: 57 Committees: • Compensation and Management Development • Nominating and Governance Committee Experience & Skills:

Biography

Mr. Folliard has extensive experience as Chief Executive Officer of a large, consumer-focused public company. In connection with that role, Mr. Folliard has significant experience in operational matters and business strategy, which adds a valuable perspective for the Board’s decision-making. Mr. Folliard also brings to the board of directors meaningful experience based on his service on the board of directors of CarMax, Inc., currently as Non-Executive Chairman; Baron Investment Funds and Baron Select Funds.

Relevant Business Experience:

Mr. Folliard currently serves as a Trustee to Baron Investment Funds Trust and Baron Select Funds and has been in such positions since August 2017. Mr. Folliard served as President and Chief Executive Officer of CarMax, Inc., the largest retailer of used autos in the United States, from 2006 until his retirement on August 31, 2016. He continues to serve CarMax as Non-Executive Chairman of the board. He joined CarMax, Inc. in 1993 as the Senior Buyer and became the Director of Purchasing in 1994. Mr. Folliard was promoted to Vice President of Merchandising in 1996, Senior Vice President of Store Operations in 2000 and Executive Vice President of Store Operations in 2001.

Public Company Board Experience:

	• Baron Investment Funds Trust (2017 - present) • Baron Select Funds (2017 - present)	• CarMax, Inc. (2006 - present) • DAVIDsTEA Inc. (2014 - 2017)

Cheryl W. Grisé

Director Since: 2008 Age: 69 Committees: • Compensation and Management Development • Nominating and Governance Experience & Skills:

Biography

Ms. Grisé has significant experience as a director of several large public corporations and as a former executive officer of a public utility holding company. Ms. Grisé’s substantial experience, including earlier experience as general counsel and corporate secretary, provide her with a unique perspective on the complex legal, compensation, and other issues that affect companies in regulated industries and the Board’s roles and responsibilities with respect to the effective functioning of the Company’s corporate governance structures. Ms. Grisé also brings to the Board meaningful experience based on her service as Lead Director of MetLife, Inc. and her service on the board of directors of several other public companies, including ICF International, Inc., which provides Ms. Grisé meaningful experience in cybersecurity matters.

Relevant Business Experience:

Ms. Grisé was Executive Vice President of Northeast Utilities (now Eversource Energy), a public utility holding company, from December 2005 until her retirement effective July 2007; Chief Executive Officer of its principal operating subsidiaries from September 2002 to January 2007; President of the Utility Group of Northeast Utilities Service Company from May 2001 to January 2007; and Senior Vice President, Secretary and General Counsel of Northeast Utilities from 1998 to 2001.

Public Company Board Experience:

	• MetLife, Inc. (2004 - present) • ICF International, Inc. (2012 - present)	• Dollar Tree, Inc. (2022 - present) • Pall Corporation (2007 - 2015)

PULTEGROUP, INC. | 2022 PROXY STATEMENT	7

PROPOSAL 1 - ELECTION OF DIRECTORS

André J. Hawaux

Director Since: 2013 Age: 61 Committees: • Audit (Chair) • Finance and Investment Experience & Skills:

Biography

Mr. Hawaux has significant experience serving as a senior officer of several corporations, including as executive vice president and chief financial officer of a large, consumer-focused public company. In connection with that role, Mr. Hawaux has extensive experience in operational matters and business strategy, which adds a valuable perspective for the Board’s decision-making. In addition, Mr. Hawaux has significant experience in the preparation and review of complex financial reporting statements as well as experience in risk management and risk assessment. Mr. Hawaux also serves on the board of directors of Lamb Weston Holdings, Inc. where he chairs the audit committee.

Relevant Business Experience:

Mr. Hawaux is the Former Executive Vice President, Chief Financial Officer, and Chief Operating Officer of Dick’s Sporting Goods, Inc. Mr. Hawaux joined Dick’s Sporting Goods, Inc., a leading omni-channel sporting goods retailer, in June 2013 as Executive Vice President, Finance Administration and Chief Financial Officer and also served as its Executive Vice President, Chief Operating Officer through August 2017. Mr. Hawaux served as president of the Consumer Foods business of ConAgra Foods, Inc. (now ConAgra Brands Inc.), one of North America’s leading packaged food companies, from 2009 until May 2013. He joined ConAgra Foods as Executive Vice President and Chief Financial Officer in 2006, and prior to ConAgra Foods, he served as general manager of a large U.S. division of PepsiAmericas. Mr. Hawaux also previously served as Chief Financial Officer for Pepsi-Cola North America and Pepsi International’s China business unit. Mr. Hawaux is an audit committee financial expert for purposes of the SEC’s rules.

Public Company Board Experience:

	• Lamb Weston Holdings, Inc. (2017 - present)	• The Timberland Company (2010 - 2011)

J. Phillip Holloman

Director Since: 2020 Age: 66 Committees: • Audit • Finance and Investment Experience & Skills:

Biography

Mr. Holloman brings significant insight to the Board from his career as an executive of Cintas Corporation, including in his position as President and Chief Operating Officer from 2008 to 2018. Mr. Holloman successfully guided Cintas during a challenging economic period and led Cintas’ rebranding exercise, including offering new products and services, as well as its entrance into new markets. Mr. Holloman has extensive knowledge and experience in the areas of process improvement, operations, sales and marketing. He also led his functions’ succession planning, improvement of diversity and inclusion practices, and compensation and benefits strategy. Mr. Holloman’s leadership and operational experience give him a comprehensive understanding of processes, strategy, risk management and how to manage complex business operations. Mr. Holloman also serves on the boards of directors of Rockwell Automation, Inc. and BlackRock Fixed Income.

Relevant Business Experience:

Mr. Holloman served as President and Chief Operating Officer of Cintas Corporation, a publicly traded provider of corporate uniforms and related business services, from 2008 until July 2018. He joined Cintas in 1996 and has served in various positions including Vice President – Engineering/Construction from 1996 to 2000, Vice President – Distribution/Production Planning from 2000 to 2003, Executive Champion of Six Sigma Initiatives from 2003 to 2005, and Senior Vice President – Global Supply Chain Management from 2005 until 2008. Mr. Holloman also serves as director of Rockwell Automation.

Public Company Board Experience:

	• Rockwell Automation (2013 - present)	• Blackrock Fixed Income (2021 - present)

8	PULTEGROUP, INC. | 2022 PROXY STATEMENT

PROPOSAL 1 - ELECTION OF DIRECTORS

Ryan R. Marshall

Director Since: 2016 Age: 47 Committees: • Finance and Investment Experience & Skills:

Biography

Mr. Marshall brings significant insight to the Board from his tenure at PulteGroup, including in his position as President and Chief Executive Officer and his management of many of the Company’s largest operations. Mr. Marshall’s extensive experience at the Company through various financial and operational roles prior to his appointment as the Chief Executive Officer of the Company provides an in-depth understanding of PulteGroup’s operations and complexity and adds a valuable perspective for Board decision-making. Mr. Marshall also serves on the board of directors of Floor & Décor Holdings, Inc.

Relevant Business Experience:

Mr. Marshall is President and Chief Executive Officer of PulteGroup, Inc. Mr. Marshall has served as the President and Chief Executive Officer of PulteGroup, Inc. since September 8, 2016, and as the President since February 15, 2016. Prior to becoming CEO, Mr. Marshall most recently had the responsibility for the Company’s homebuilding operations and its marketing and strategy departments. Prior to being named President, Mr. Marshall was Executive Vice President of Homebuilding Operations since May 2014. Other previous roles included Area President for the Company’s Southeast Area since November 2012, Area President for Florida, Division President in both South Florida and Orlando and Area Vice President of Finance. In those roles, he has managed various financial and operating functions including financial reporting, land acquisition and strategic market risk and opportunity analysis.

Public Company Board Experience:

• Floor & Decor Holdings, Inc. (2020 - present)

John R. Peshkin

Director Since: 2016 Age: 61 Committees: • Audit • Finance and Investment (Chair) Experience & Skills:

Biography

Mr. Peshkin has significant experience as a founder and managing partner at a leading real estate investment group. In addition, Mr. Peshkin also has significant experience in the real estate and home building industries as a successful senior executive, as an investor and as a board member at two of the nation’s top builders, which brings valuable industry knowledge and insight to the Board. Mr. Peshkin also brings to the Board meaningful experience based on his service on the board of directors of for-profit companies and non-profit institutions.

Relevant Business Experience:

Mr. Peshkin is the founder and Managing Partner at Vanguard Land, LLC, a private real estate investment group focused on the acquisition and development of residential and commercial properties throughout Florida since 2008. He was previously the founder and Chief Executive Officer of Starwood Land Ventures, an affiliate of Starwood Capital Group Global, a real estate private equity firm, until 2008. Mr. Peshkin spent 24 years with Taylor Woodrow plc, a national homebuilder, serving as its North American CEO and President from 2000 to 2006. Mr. Peshkin is an audit committee financial expert for purposes of the SEC’s rules.

Public Company Board Experience:

• Standard Pacific Corp. (subsequently CalAtlantic Group, Inc., which was then acquired by Lennar Corporation) (2012 - 2015)

PULTEGROUP, INC. | 2022 PROXY STATEMENT	9

PROPOSAL 1 - ELECTION OF DIRECTORS

Scott F. Powers

Director Since: 2016 Age: 62 Committees: • Compensation and Management Development (Chair) • Nominating and Governance Experience & Skills:

Biography

Mr. Powers has significant experience as a financial services executive executing growth strategies, managing operations and leading efforts in risk and crisis management. Mr. Powers brings additional skills to the Board honed through a career of managing through financial industry change. Mr. Powers also has public company board experience as a current member of the boards of directors of Sun Life Financial, Inc., where he will assume the role of Non-Executive Chairman of the Board in May 2022, and Automatic Data Processing, Inc. He was also previously member of the board of directors of Whole Foods Market, Inc.

Relevant Business Experience:

Mr. Powers is the Former President and Chief Executive Officer of State Street Global Advisors. Mr. Powers held leadership positions at State Street Corporation, a financial holding company that performs banking services through its subsidiaries, from 2008 to 2015, most recently as Executive Vice President of State Street Corp, President and Chief Executive Officer of State Street Global Advisors. Mr. Powers also served as a member of the State Street Management Committee. In addition, he previously served as President and Chief Executive Officer of Old Mutual USA and Old Mutual Asset Management from 2001 to 2008. He also held executive roles at Mellon Financial Corporation and Boston Company Asset Management.

Public Company Board Experience:

	• Automatic Data Processing, Inc. (2018 - present) • Sun Life Financial, Inc. (2015 - present)	• Whole Foods Market, Inc. (2017)

Lila Snyder

Director Since: 2018 Age: 49 Committees: • Audit • Finance and Investment Experience & Skills:

Biography

Ms. Snyder has significant experience as a consultant and corporate executive in a wide variety of industries. Ms. Snyder has advised on and led innovation initiatives in the areas of digital technology, media, cybersecurity and communications. Ms. Snyder also brings significant skills to the Board relating to strategy, operations, marketing and sales as a current chief executive officer of a large multi-national private company and as a former C-level executive of a Fortune 1000 Company.

Relevant Business Experience:

Ms. Snyder has served as Chief Executive Officer of Bose Corporation, a manufacturer of audio equipment, since August 2020. Prior to her current role, Ms. Snyder held numerous senior leadership positions at Pitney Bowes, Inc., including Executive Vice President and President, Commerce Services from October 2017 to August 2020, President of Global Ecommerce from June 2015 to October 2017, and President of Document Messaging Technologies from November 2013 to June 2015. Prior to joining Pitney Bowes, Inc., Ms. Snyder was a partner at global consultancy firm McKinsey & Company, Inc., where she led McKinsey’s Stamford office and served clients in the technology, media and communications sectors.

10	PULTEGROUP, INC. | 2022 PROXY STATEMENT

PROPOSAL 1 - ELECTION OF DIRECTORS

The Board of Directors recommends that shareholders vote “FOR” the election of these ten nominees.

If a nominee is unable to stand for election, the Board may reduce the number of directors or choose a substitute. If the Board chooses a substitute, shares represented by proxies will be voted for the substitute. If a director retires, resigns, dies or is unable to serve for any reason, the Board may reduce the number of directors or appoint a new director to fill the vacancy. The new director would serve until the Company’s next annual meeting of shareholders.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	11

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has four standing committees to facilitate and assist the Board in the execution of its responsibilities. The committees are currently the Audit Committee, Compensation and Management Development Committee, Nominating and Governance Committee and Finance and Investment Committee. Charters for all of these committees are available on the Company’s website at www.pultegroup.com. The table below shows current membership for each of the standing Board committees. Mr. Dreiling, who is currently the Chair of the Nominating and Governance Committee, has notified the Board that he will not stand for re-election at the Annual Meeting due to other commitments.

Director Name	Audit Committee	Compensation and Management Development Committee	Nominating and Governance Committee	Finance and Investment Committee

BRIAN P. ANDERSON	●			●

BRYCE BLAIR*

RICHARD W. DREILING		●	C

THOMAS J. FOLLIARD		●	●

CHERYL W. GRISÉ		●	●

ANDRÉ J. HAWAUX	C			●

J. PHILLIP HOLLOMAN	●			●

RYAN R. MARSHALL				●

JOHN R. PESHKIN	●			C

SCOTT F. POWERS		C	●

LILA SNYDER	●			●

C = Chair

*	Non-Executive Chairman

Board Committee Refreshment

On at least an annual basis, the Nominating and Governance Committee reviews committee assignments and discusses whether rotation of committee members and committee chairs is appropriate to introduce fresh perspectives and to broaden and diversify the views and experiences represented on the Board’s Committees. The Board continues to actively refresh its committees with changes made on a regular basis. During the last two years, we have rotated two directors to different committees and changed the chair of one of our committees.

Audit Committee

The Audit Committee met 9 times in 2021. The Audit Committee represents and assists the Board with the oversight of the integrity of the Company’s financial statements and financial reporting process, the Company’s system of internal accounting and financial controls, the performance of the Company’s internal audit function, the annual independent audit of the Company’s financial statements, the engagement of the independent auditors, the evaluation of the independent auditor’s qualifications, independence and performance, the Company’s compliance with legal and regulatory requirements, and the Company’s management of significant financial and technological risks. The Audit Committee is also responsible for preparing the report of the Audit Committee required to be included in the Company’s annual proxy statement.

The Audit Committee is responsible for selecting (subject to ratification by our shareholders) the independent auditor as well as setting the compensation for and overseeing the work of the independent auditor and approving audit services to be provided by the independent auditor. The Board has determined that each of the members of the Audit Committee is independent within the meaning of the Company’s categorical standards and the applicable NYSE and SEC rules and financially literate as defined by the NYSE rules, and that Brian P. Anderson, André J. Hawaux and John R. Peshkin are audit committee financial experts for purposes of the SEC’s rules.

12	PULTEGROUP, INC. | 2022 PROXY STATEMENT

COMMITTEES OF THE BOARD OF DIRECTORS

Compensation and Management Development Committee

The Compensation and Management Development Committee met 5 times in 2021. The Compensation and Management Development Committee is responsible for the review, approval and administration of the compensation and benefit programs for the Chief Executive Officer and the other named executive officers. It also reviews and makes recommendations regarding the Company’s general compensation philosophy and incentive plans and certain other compensation plans; reviews the Company’s leadership development programs and initiatives; and discusses performance, leadership development and succession planning for key officers with the Chief Executive Officer, as appropriate. The Compensation and Management Development Committee has the power to form subcommittees and delegate responsibility to them. The Board has determined that each of the members of the Compensation and Management Development Committee is independent within the meaning of the Company’s categorical standards and the NYSE rules.

Mr. Scott F. Powers is currently the Chair of the Compensation and Management Development Committee. Mr. Powers works with Ms. Michelle Hairston, the Company’s Senior Vice President, Human Resources, to establish meeting agendas and determine whether any members of PulteGroup’s management or outside advisors should attend meetings. The Compensation and Management Development Committee also meets regularly in executive session. At various times during the year at the request of the Compensation and Management Development Committee, Ryan R. Marshall, the President and Chief Executive Officer of the Company; Robert T. O’Shaughnessy, the Executive Vice President and Chief Financial Officer of the Company; and Todd N. Sheldon, the Executive Vice President, General Counsel and Corporate Secretary of the Company, may attend Compensation and Management Development Committee meetings, or portions of Compensation and Management Development Committee meetings, to provide the Compensation and Management Development Committee with information regarding the Company’s operational performance, financial performance or other topics requested by the Compensation and Management Development Committee to assist it in making its compensation decisions.

The Chief Executive Officer annually reviews the performance of each member of senior management (other than our Chief Executive Officer’s performance, whose performance is reviewed by the Compensation and Management Development Committee). Recommendations based on these reviews, including salary adjustments, annual bonuses, long-term incentives and equity grants, are presented to the Compensation and Management Development Committee. Decisions regarding salary adjustments, annual bonuses, long-term incentives and equity grants for our Chief Executive Officer are made by the Compensation and Management Development Committee. All decisions for 2021 made with respect to the executives listed in the Summary Compensation Table (other than the Chief Executive Officer) were made after deliberation with Mr. Marshall.

The Compensation and Management Development Committee is also responsible for overseeing the development of the Company’s succession plan for the President and Chief Executive Officer and other key members of senior management, as well as the Company’s leadership development programs.

The Compensation and Management Development Committee receives and reviews the materials provided by the Compensation and Management Development Committee’s consultant and the Company’s management. These materials include information that the consultant and management believe will be helpful to the Compensation and Management Development Committee, as well as materials the Compensation and Management Development Committee specifically requests.

The Compensation and Management Development Committee has the authority to engage its own outside compensation consultant and any other advisors it deems necessary. Since May 2019, the Compensation and Management Development Committee has engaged Semler Brossy to act as its independent consultant. Semler Brossy regularly provides the Compensation and Management Development Committee with information regarding market compensation levels, general compensation trends and best practices. The Compensation and Management Development Committee also regularly asks Semler Brossy to opine on the reasonableness of specific pay decisions and actions for the named executive officers, as well as the appropriateness of the design of the Company’s executive compensation programs.

The activities of Semler Brossy are directed by the Compensation and Management Development Committee, although Semler Brossy may communicate with members of management, as appropriate, to gather data and prepare analyses as requested by the Compensation and Management Development Committee. During 2021, the Compensation and Management Development Committee asked Semler Brossy to review market data and advise the Committee on setting executive compensation and the competitiveness and reasonableness of the Company’s executive compensation program; review and advise the Compensation and Management Development Committee regarding the Company’s pay for performance, equity grant and dilution levels, each as relative to the Company’s peers; review and advise the Compensation and Management Development Committee regarding regulatory, disclosure and other technical matters; and review and advise the Compensation and Management Development Committee regarding the Company’s compensation risk assessment procedures. The Compensation and Management Development Committee also asked the Semler Brossy to provide opinions on named executive officer pay decisions.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	13

COMMITTEES OF THE BOARD OF DIRECTORS

In 2021, Semler Brossy did not provide any other services to the Company. The Compensation and Management Development Committee assessed the independence of Semler Brossy pursuant to SEC rules and concluded that the work of the compensation consultants for the Compensation and Management Development Committee does not raise any conflict of interest.

The Compensation and Management Development Committee has determined that Semler Brossy is independent because it does no work for the Company other than that requested by the Compensation and Management Development Committee. The Chair of the Compensation and Management Development Committee reviews the consultant’s invoices, which are paid by the Company.

Nominating and Governance Committee

The Nominating and Governance Committee met 4 times in 2021. The Nominating and Governance Committee establishes criteria for the selection of new members of the Board and makes recommendations to the Board based on qualified identified individuals, including any qualified candidates nominated by shareholders, as described in “Director Nomination Recommendations” below. As noted above, in March 2018, the Nominating and Governance Committee amended its charter to express the Nominating and Governance Committee’s commitment to the inclusion of diverse groups (including, where appropriate, diversity of age, gender, race, ethnicity and professional experience), knowledge and viewpoints in its selection of Board nominees. Since the adoption of this charter amendment, subsequent Board searches have been conducted consistent with this practice and have served to enhance the diversity, including the gender and racial/ethnic diversity, of our Board.

The Nominating and Governance Committee is also responsible for matters related to the governance of the Company and for developing and recommending to the Board the criteria for Board membership, the selection of new Board members, and the assignment of directors to the committees of the Board. The Nominating and Governance Committee assures that a regular evaluation is conducted of the performance, qualifications, and integrity of the Board and the committees of the Board. Please see “Corporate Governance—Board Assessments” for further information regarding the regular evaluations. The Nominating and Governance Committee also reviews and makes recommendations with respect to the compensation of members of the Board.

The Nominating and Governance Committee is also responsible for reviewing the Company’s Environmental, Social and Governance (“ESG”) Policies, reviewing the Company’s cultural metrics, and assessing and monitoring the Company’s enterprise risk management initiatives. With respect to our ESG reporting, the Nominating and Governance Committee oversaw our Company’s process of beginning to report sustainability metrics consistent with the Sustainability Accounting Standards Board (“SASB”) for Home Builders along with other disclosures related to our environmental and social initiatives. ESG-related metrics and initiatives have been included in our CEO’s performance objectives for 2022. With respect to our Company’s culture initiatives, the Nominating and Governance Committee reviews, at least twice annually, key company metrics with regard to workforce diversity, stability, health and safety, as well as our compliance policies relating to employee conduct and anti-harassment.

The Board has determined that each of the members of the Nominating and Governance Committee is independent within the meaning of the Company’s categorical standards and the NYSE rules.

Finance and Investment Committee

The Finance and Investment Committee met 12 times in 2021. The Finance and Investment Committee reviews all aspects of the Company’s policies that relate to the management of the Company’s financial affairs. The Finance and Investment Committee also reviews the Company’s long-term strategic plans and annual budgets, capital commitments budget, certain land acquisition and sale transactions, and the Company’s cash needs and funding plans.

Board Meeting Information

The Board of Directors held a total of 10 meetings in 2021. During 2021, each director attended at least 94% of the aggregate number of meetings of the board of directors and of the committees on which such director served that were held during the period that such director’s service on the board of directors or applicable committee.

PulteGroup encourages its directors to attend each of the Company’s annual meeting of shareholders, and all of our directors serving on the date of last year’s annual meeting of shareholders attended that meeting.

14	PULTEGROUP, INC. | 2022 PROXY STATEMENT

COMMITTEES OF THE BOARD OF DIRECTORS

Throughout the year, PulteGroup held regularly scheduled executive sessions of its non-management directors without management participation. In addition, in 2022, PulteGroup will hold at least one executive session of its non-management directors without the participation of management. Since the Company’s 2017 annual meeting of shareholders, Bryce Blair, our Non-Executive Chairman, has presided at these executive sessions. Provided that Mr. Blair is re-elected at the annual meeting, he will continue to preside over the executive sessions as the Non-Executive Chairman (as discussed further below).

PULTEGROUP, INC. | 2022 PROXY STATEMENT	15

CORPORATE GOVERNANCE

Corporate Governance Highlights

The Board continues to take steps that we believe improve our corporate governance and position our Company for long-term success, which have included:

Commitment to Diversity. The Nominating and Governance Committee charter expresses the Nominating and Governance Committee’s commitment to the inclusion of diverse groups (including, where appropriate, diversity of age, gender, race, ethnicity and professional experience), knowledge and viewpoints in its selection of Board nominees. Each addition to our Board since 2018 has been diverse.

Proxy Access. We amended our by-laws to implement proxy access.

Non-Executive Chairman of the Board. Since 2016 Mr. Blair has served in the position of Non-Executive Chairman of the Board to (i) ensure that the Board discharges its responsibilities, (ii) ensure that the Board has structures and procedures in place to enable it to function independently of management, (iii) provide leadership at independent directors’ executive sessions and in other work, (iv) promote director dialogue in and out of meetings and (v) ensure the Board clearly understands the respective roles and responsibilities of the Board and management.

Board Refreshment. Our Corporate Governance Guidelines provide that no director shall stand for election after the age of 75, and five of eleven members of our Board have served for six years or less.

Governance Guidelines; Code of Ethical Business Conduct; Code of Ethics; Prohibition on Hedging

The Board has adopted Corporate Governance Guidelines, which reflect the principles by which PulteGroup operates. The guidelines address an array of governance issues and principles including: director independence, committee independence, management succession, annual Board evaluations, director nominations, director age limitations, the role of the Chairman or Lead Director, and executive sessions of the independent directors. PulteGroup’s Governance Guidelines are available for viewing on our website at www.pultegroup.com. The Board also has adopted a Code of Ethical Business Conduct, which applies to all directors and employees and a Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer and Controller and other senior officers. The Code of Ethical Business Conduct and the Code of Ethics are also available on the Company’s website, and the Company intends to include on its website any waivers of its Code of Ethical Business Conduct that relate to executive officers and directors as well as any amendments to, or waivers from, a provision of its Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K. Among other provisions, our Code of Ethical Business Conduct prohibits all employees and directors from engaging in hedging or monetization transactions such as zero-cost collars or forward-sale contracts.

Board Leadership

Our Corporate Governance Guidelines currently contemplate that the independent directors will annually designate one of the independent directors to serve as Non-Executive Chairman for a one-year term. As noted above, the Board appointed Bryce Blair as Chairman of the Board, and since the Company’s 2017 annual meeting of shareholders, Mr. Blair has served as the Non-Executive Chairman. Provided that Mr. Blair is re-elected at the annual meeting, as an independent director, he would continue to serve as Non-Executive Chairman.

Since Mr. Blair’s appointment as the Non-Executive Chairman, he has worked with the President and Chief Executive Officer to ensure that the Board discharges its responsibilities, has procedures in place to enable it to function independently of management and clearly understands the respective roles and responsibilities of the Board and management. In addition, the Non-Executive Chairman’s duties have included convening and chairing regular executive session meetings of the non-management directors and, as appropriate, providing prompt feedback to the President and Chief Executive Officer; coordinating and developing the agenda for executive sessions of the independent directors; convening meetings of the independent directors if necessary; coordinating feedback to the President and Chief Executive Officer on behalf of the independent directors regarding business issues and management; providing final approval, after consultation with the President and Chief

16	PULTEGROUP, INC. | 2022 PROXY STATEMENT

CORPORATE GOVERNANCE

Executive Officer, as to the agendas for meetings of the Board and informational needs associated with those agendas and presentations; performing such other duties as may be necessary for the Board to fulfill its responsibilities or as may be requested by the Board as a whole or by the non-management directors; serving as the designated spokesperson for the Board when it is appropriate for the Board to comment publicly on any matter; and being available for consultation and communication if requested by the Company’s major shareholders. The Board recognizes that no single leadership model is right for all companies at all times, and as appropriate, the Board will continue to review its leadership model to determine the correct leadership structure for the Company.

Board Role in Risk Oversight

The Board’s involvement in risk oversight includes both formal and informal processes and involves the Board and committees of the Board.

On an annual basis, the Nominating and Governance Committee of the Board oversees a formal risk assessment during which the principal operational risks facing PulteGroup and associated responses are evaluated and enterprise risks are reviewed to determine the appropriate allocation of oversight of those risks amongst the Board and its various committees. For instance, the Audit Committee receives materials on a frequent basis to address the identification and status of certain risks to the Company, including: financial risks, regulatory risks, litigation claims and risks, and cybersecurity risks. At meetings of the full Board, these risks are identified to Board members, and the Chair of the Audit Committee reports on the activities of the Audit Committee regarding risk analysis. In addition, two times per year, the Audit Committee receives a report from PulteGroup’s Ethics Committee regarding current hotline activities and associated responses. The other committees of the Board also consider and address certain risks as they perform their respective responsibilities, and such committees report to the full Board from time to time as appropriate, including whenever a matter rises to a material or enterprise level risk. For example, annually the Compensation and Management Development Committee reviews the potential risks associated with our compensation program.

As part of the Nominating and Governance Committee’s role in risk assessment in 2018, this committee was designated to monitor risks related to the Company’s ESG initiatives, and in 2019 the Nominating and Governance Committee began formally reviewing metrics regarding the Company’s culture, including key company metrics with regard to workforce diversity, stability, health and safety, as well as our compliance policies relating to employee conduct and anti-harassment.

In addition to the formal risk assessment, the Board and committees of the Board are also involved in risk oversight on a more informal basis at regular Board and committee meetings. The Board also receives regular financial and business updates from senior management, which involve detailed reports on financial and business risks facing PulteGroup when applicable.

Cybersecurity and risks related to our information technology and other computer resources are an important focus of our Board’s risk oversight. Our computer systems, including our back-up systems, are subject to damage or interruption from power outages, computer and telecommunications failures, computer viruses, security breaches (through cyberattacks from computer hackers and sophisticated organizations), catastrophic events such as fires, tornadoes and hurricanes, usage errors by our employees, or cyber-attacks or errors by third party vendors who have access to our confidential data or that of our customers. We have privacy and data security policies, practices and controls in place that are designed to prevent and/or mitigate the impact of security breaches. All of our employees with network access are required to complete information security and privacy training on an annual basis. We are continuously working to improve our information technology systems and provide employee awareness training around phishing, malware, and other cyber risks to enhance our levels of protection, to the extent possible, against cyber risks and security breaches, and monitor to prevent, detect, address and mitigate the risk of unauthorized access, misuse, computer viruses and other events that could have an impact on our business. The Company’s cybersecurity program is based on the National Institute of Standards and Technology (NIST) Cybersecurity Framework, and periodically assessed by an independent third party. In addition, the Company maintains cybersecurity insurance as part of its overall insurance portfolio. Additionally, the Audit Committee receives materials on a frequent basis to address the identification and status of information technology cybersecurity risks, and management, including our Chief Information Officer and Chief Information Security Officer, provides quarterly updates to our Audit Committee and an annual update to our Board with respect to cybersecurity matters.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	17

CORPORATE GOVERNANCE

ENTERPRISE RISK AND BOARD OF DIRECTORS’ OVERSIGHT

Board Assessments

Each year, the Nominating and Governance Committee leads a confidential assessment process under which our Board and its committees conduct self-assessments. Additionally, every other year, the Nominating and Governance Committee leads a confidential assessment process under which each individual director completes a formal self-assessment and an assessment of each other director. The following is a summary of the assessment process:

Board assessments—Each year, the Board and the Nominating and Governance Committee review and discuss the results of the Board’s self-assessment. The discussion includes an assessment of the Board’s compliance with the principles in the Corporate Governance Guidelines and an identification of areas in which the Board could improve its performance.

Committee assessments—Each year, each committee of the Board and the Nominating and Governance Committee review and discuss the results of the respective committee’s self-assessment. Each committee discussion includes an assessment of the respective committee’s compliance with the principles in the Corporate Governance Guidelines and the committee’s charter, as well as an identification of areas in which the committee could improve its performance.

Director assessments—Every other year, each director completes a self-assessment and an assessment of each other director, and that feedback is shared in one-on-one discussions with each director. The Chair of the Nominating and Governance Committee conducts these assessments, except for the Chair’s own assessment, which is currently conducted by the Non-Executive Chairman. These assessments are designed to enhance each director’s participation and role as a member of the Board, as well as to assess the competencies and skills each individual director is expected to bring to the Board. While formal self-assessments are conducted every other year, the Chair and the Nominating and Governance Committee regularly solicit feedback from the other directors and take action as necessary to ensure a well-functioning Board.

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CORPORATE GOVERNANCE

In 2021, the Board and committee assessments were completed in December and contributed to the updating of the experience and qualifications matrix referenced previously on page 3. Our Board believes that one of the best measures of the effectiveness of an assessment process is how a Board uses the information and whether it takes action on the results. Our Board’s assessment process and annual review of our experience matrix have been the key component in our proactive Board refreshment process resulting in five new Board members over the last six years. The Board has also used the assessment process to assess the additional skills and experiences that would be useful to add to our Board. Our Board intends to continue to review the matrix for appropriate revisions at least annually.

Board Oversight of Director Time Commitments

Like many boards of directors, our Board has met more frequently over the last two years to manage the tactical challenges of the COVID-19 pandemic and the broader impacts of a dynamic operating environment on our long-term strategy. As part of our individual director assessment process, our Board not only assesses each member’s attendance record, but also his or her engagement on the Board during and between meetings. As noted above, our Board members each attended at least 94% of their scheduled meetings in 2021. In addition to this strong record of commitment and engagement and a rigorous assessment process, our Corporate Governance Guidelines also provide that a director may not serve on more than four total boards of directors of public companies, including the Company’s Board. Our Corporate Governance Guidelines also provide that directors are expected to advise the Chairman of the Board and the Chairman of the Nominating and Governance Committee before accepting any other public company directorship or any assignment to the audit committee or compensation committee of the board of directors of any public company. Furthermore, our Nominating and Governance Committee also annually assesses a director candidate’s time commitments on other public company boards when making nomination recommendations. Currently all of our director nominees are compliant with these guidelines.

Available Information about PulteGroup

The following information is available on PulteGroup’s website at www.pultegroup.com and in print for any shareholder upon written request to our Corporate Secretary:

Previously filed SEC current reports, quarterly reports, annual reports and reports under Section 16(a) of the Exchange Act

Audit Committee Charter

Compensation and Management Development Committee Charter

Nominating and Governance Committee Charter

Finance and Investment Committee Charter

Code of Ethics (for Covered Senior Officers)

Code of Ethical Business Conduct

Corporate Governance Guidelines

By-laws

PULTEGROUP, INC. | 2022 PROXY STATEMENT	19

DIRECTOR NOMINATION RECOMMENDATIONS

The Nominating and Governance Committee does not have a single method for identifying director candidates but will consider candidates suggested by a wide range of sources, including candidates recommended by shareholders. The Nominating and Governance Committee reviews the qualifications of various persons to determine whether they might make good candidates for consideration for membership on the Board. The Nominating and Governance Committee will review all proposed nominees, including those proposed by shareholders, in accordance with its charter and PulteGroup’s Corporate Governance Guidelines. The Nominating and Governance Committee considers the experience and skills for potential candidates adopted by the Board and summarized in the matrix on page 3. In addition, the Nominating and Governance Committee will review the person’s judgment, experience, qualifications, independence, understanding of PulteGroup’s business or other related industries and such other factors as the Nominating and Governance Committee determines are relevant in light of the needs of the Board and PulteGroup.

The Board also believes that diversity is an important goal and looks for potential candidates who will help ensure that the Board has the benefit of a wide range of skills and points of view. As noted above, the Nominating and Governance Committee charter expresses the Nominating and Governance Committee’s commitment to the inclusion of diverse groups (including, where appropriate, diversity of age, gender, race, ethnicity and professional experience), knowledge and viewpoints in its selection of Board nominees. Since the adoption of this charter amendment, subsequent Board searches have been conducted consistent with this practice and have served to enhance the diversity, including the gender and racial/ethnic diversity, of our Board.

The Nominating and Governance Committee will select qualified candidates and review its recommendations with the Board, which will decide whether to invite the candidate to be a nominee for election to the Board.

You may recommend a person to be nominated for director by submitting a written proposal by certified mail, return receipt requested, or by recognized overnight courier, to Todd N. Sheldon, Corporate Secretary, PulteGroup, Inc., 3350 Peachtree Road Northeast, Suite 1500, Atlanta, Georgia 30326. Shareholders wishing to directly nominate a candidate for election as a director at next year’s annual meeting of shareholders must deliver written notice to PulteGroup at the above address not less than 90 days nor more than 120 days prior to the anniversary of the prior year’s annual meeting of shareholders (unless the annual meeting is convened more than thirty days before or more than 60 days after such anniversary date, in which case notice must be received no more than 120 days prior to the date of such annual meeting nor less than the later of (i) 90 days prior to such annual meeting and (ii) 10 days after the earlier of (A) the day on which notice of the date of the meeting was mailed or otherwise provided by the Company or (B) the day on which public disclosure of the meeting was made), and the required notice must include the information and documents set forth in the Company’s by-laws.

In addition, the Company’s by-laws permit proxy access. The proxy access by-law provision permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common shares continuously for at least three years to nominate and include in the Company’s proxy materials director nominees constituting up to two individuals or 20% of the board, whichever is greater, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the Company’s by-laws. Shareholders wishing to directly nominate a candidate for election as a director at next year’s annual meeting of shareholders and have such nomination included in the Company’s proxy materials must deliver written notice to PulteGroup at the above address not later than 120 days nor more than 150 days in advance of the date the Company’s proxy statement was released to security holders for the annual meeting (unless the date of such meeting has been changed by more than 30 days from the date contemplated at this time), and the required notice must include the information and documents set forth in the by-laws.

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2021 DIRECTOR COMPENSATION

The table below shows compensation for the Company’s non-employee directors for the fiscal year ended December 31, 2021.

	Fees Earned or Paid in Cash (1)	Share Awards (2)(3)	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

BRIAN P. ANDERSON	$95,000	$150,057	$—	$—	$245,057

BRYCE BLAIR	$170,000	$150,057	$—	$—	$320,057

RICHARD W. DREILING	$120,000	$150,057	$665	$—	$270,722

THOMAS FOLLIARD	$95,000	$150,057	$—	$—	$245,057

CHERYL W. GRISÉ	$95,000	$150,057	$—	$—	$245,057

ANDRE HAWAUX	$120,000	$150,057	$—	$—	$270,057

J. PHILLIP HOLLOMAN	$95,000	$150,057	$41	$—	$245,098

JOHN R. PESHKIN	$120,000	$150,057	$628	$—	$270,685

SCOTT F. POWERS	$120,000	$150,057	$95	$—	$270,152

LILA SNYDER	$95,000	$150,057	$—	$—	$245,057

(1)	The amounts in this column represent the fees earned or paid in cash for services as a director, including annual retainer, committee chairmanship and Non-Executive Chairman fees.

(2)

The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). Assumptions used in the calculation of these amounts are included in Note 7 to the Company’s audited financial statements included in our Annual Report for the fiscal year ended December 31, 2021. On May 12, 2021, the non-employee directors received their annual equity grant of 2,622 shares, which represents $150,000 divided by the average of the high and low share price on the date of grant. The amounts reported in this column for Ms. Grisé, Ms. Snyder and Messrs. Dreiling, Folliard, Holloman, and Peshkin represent the value of share units deferred under the PulteGroup, Inc. Deferred Compensation Plan for Non-Employee Directors. The share units consist of fully vested deferred share units that are settled in common shares and subject to a deferral election consistent with Internal Revenue Code Section 409A.

(3)	As of December 31, 2021, each non-employee director had the number of deferred share units set forth below and did not hold any other equity awards as of December 31, 2021.

Director	Deferred Share Units

BRIAN P. ANDERSON	—

BRYCE BLAIR	—

RICHARD W. DREILING	34,195

THOMAS FOLLIARD	23,480

CHERYL W. GRISÉ	98,860

ANDRE HAWAUX	—

J. PHILLIP HOLLOMAN	2,622

JOHN R. PESHKIN	23,480

SCOTT F. POWERS	4,800

LILA SNYDER	12,725

PULTEGROUP, INC. | 2022 PROXY STATEMENT	21

2021 DIRECTOR COMPENSATION

Director Compensation

The Nominating and Governance Committee reviews the compensation of the Company’s non-employee directors. For 2021, the Nominating and Governance Committee did not make any changes to the non-employee director compensation program.

During 2021, non-employee directors were entitled to receive the following compensation for service as members of the Board of Directors and as members of Board committees:

Annual Board membership fee of $95,000 in cash;

Committee Chair retainer fee of $25,000 in cash;

Non-Executive Chairman retainer fee of $75,000 in cash; and

Annual Equity Retainer Fee of $150,000 in common shares (the number of common shares determined by dividing $150,000 by the average of the high and low share price on the date of grant).

Director Deferred Compensation

In 2021, non-employee directors were entitled to defer all or a portion of their cash and equity compensation. Deferred cash payments are credited with interest at a rate equal to the five-year U.S. treasury rate, plus 2%. Under the “Deferred Compensation Plan for Non-Employee Directors,” the payment of director cash fees may be deferred for up to eight years, and directors may elect to receive their deferred fees in a lump sum or in equal annual installments over a period not to exceed eight years. In the event of the director’s departure either before or after the commencement of a deferral period, such director’s deferred fees will be paid in a lump sum payment. Under the terms of the plan, all deferred equity will be distributed to the director upon his or her departure from the Board.

Directors who also are our employees do not receive any of the compensation described above. Accordingly, Ryan R. Marshall, our President and Chief Executive Officer, and also a director of the Company, received no additional compensation for his services as a director during 2021. The compensation received by Mr. Marshall as an employee of the Company is shown in the 2021 Summary Compensation Table set forth in this Proxy Statement.

Equity Ownership Guidelines

Each member of the Board of Directors is expected to maintain an equity investment in the Company equal to at least five times the annual cash retainer, which must be achieved within five years of the director’s initial election to the Board. The holdings that may be counted toward achieving the equity investment guidelines include outstanding share awards or units, shares obtained through stock option exercises, shares owned jointly with or separately by the director’s spouse and shares purchased on the open market. Outstanding stock options do not count toward achieving the equity investment guidelines. As of the record date, all continuing members of the Board of Directors have met or, within the applicable period, are expected to meet, these share ownership guidelines.

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COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (our “CD&A”) provides an overview of our executive compensation program for 2021 and our executive compensation philosophies and objectives applicable to our named executive officers. This CD&A is divided into five sections:

Executive Summary	• Overview • Return to Shareholders • Pay for Performance • Key Executive Compensation Decisions and Actions • Shareholder Feedback • Named Executive Officers

Establishing and Evaluating Executive Compensation	• Executive Compensation Philosophy • Key Factors in Setting 2021 Compensation • Market Comparisons

How We Make Executive Compensation Decisions	• The Compensation and Management Development Committee • Independent Compensation Consultant • Role of Executive Officers • Use of Tally Sheets

Executive Compensation Program Elements	• Base Salary • Annual Incentive Compensation • Long-Term Incentive Compensation • Equity Grants • Other Compensation Elements and Practices

2022 Compensation Decisions	• Base Salary • Annual Incentive Compensation • Growth Incentive Pool • Long-Term Incentive Compensation

EXECUTIVE SUMMARY

Overview

The continuation of the COVID-19 pandemic through 2021 brought continued uncertainties and challenges for our society, our industry and our Company. Although the approval of vaccines helped to mitigate the public health impact of the virus, new variants of the virus which emerged throughout 2021 helped to prolong the impact of the pandemic. While we were largely able to operate our business in the normal course in 2021, subject to local health and safety regulations driven by the pandemic, the COVID-19 pandemic had significant impacts on our business in 2021.

The increase in demand for new homes beginning in June 2020 continued throughout 2021. We believe that the continued strength in demand reflects many factors, including historically low mortgage interest rates, a restricted supply of new and existing home inventory, generally strong economic conditions, and an increased appeal for homeownership and single-family living brought to fore by the COVID-19 pandemic.

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COMPENSATION DISCUSSION AND ANALYSIS

2021 also brought significant disruption in the homebuilding supply chain, as we faced limited availability and cost pressures related to labor and materials, due in large part to a shortage of workers and supply chain challenges resulting from ongoing effects of the COVID-19 pandemic and other macroeconomic factors. Such shortages impacted the availability and costs of certain wood products, including roof and floor trusses and oriented strand boards, windows, siding, and appliances, among other supply categories. This combination of sustained high demand for new homes and instability in our supply chain created unprecedented challenged for our operations.

Despite the unique challenges of 2021, our Company’s ability to modify its operations quickly to deliver quality homes for our customers resulted in the second highest annual pre-tax income and the highest year-end backlog (as measured in dollars) in our history. These financial results have, combined with a favorable outlook for housing in the future, allowed us to invest in our future operations and increase our returns to shareholders while maintaining modest financial leverage. Specifically, we:

Increased our share repurchase program, including the repurchase of $ 897 million of shares in 2021;

Increased our quarterly dividend by 17% to $0.15 per share effective for dividends paid in 2021;

Retired $726 million in debt, including the completion of a tender offer in March 2021 for $300 million of our senior notes scheduled to mature in 2026 and 2027; and

Ended the year with $1.8 billion of cash and cash equivalents and a debt to capital ratio of 21.3% as of December 31, 2021.

We believe our compensation philosophy and practices support PulteGroup’s strategy to drive consistently high returns through the cycles inherent in the U.S. housing market. Our compensation planning is designed to focus executives on balancing short-term objectives and long-term priorities, to align executive and shareholder interests, and to attract and retain the leadership needed to continue to deliver strong results. Executive pay decisions for 2021 were made in the context of our financial performance relative to performance goals established with consideration to the significant external factors throughout the year and the actions management took to strengthen PulteGroup’s position for 2022 and beyond. We believe in incentivizing performance against a critical set of metrics through the volatility of market cycles. We also believe this compensation philosophy is reflected in the compensation delivered to our senior management team for 2021, as their effective execution against unprecedented challenges during the year enabled the Company to navigate the supply chain and operational challenges in 2021 and deliver exceptional financial results and returns for our shareholders.

CEO 2021 Total Direct Compensation

In February 2021, the Compensation and Management Development Committee of our Board of Directors (the “Committee”) increased the target value of Mr. Marshall’s long-term incentive awards to $7,000,000 from $6,000,000, with such awards equally weighted between a share-settled three-year performance-based award and service-based restricted share units. The Committee made no other changes to Mr. Marshall’s compensation for 2021.

This change to Mr. Marshall’s compensation reflected, among other things, the Committee’s acknowledgement of Mr. Marshall’s strong performance in 2020 and a desire to align Mr. Marshall’s compensation more closely with the competitive market and to deliver the increased compensation in the form of long-term incentive awards, further aligning his interests with our shareholders while increasing the retention value of his compensation package.

Based on performance against the performance goals established in February 2021, the Committee approved a payout under the 2021 annual incentive program to Mr. Marshall of $4,000,000 (200% of target) and a 2021 Growth Incentive Pool allocation based on pre-tax income growth of $4,122,429. We believe these payouts are appropriately aligned with the Company’s strong results this year and reflect Mr. Marshall’s leadership of the continued implementation of our strategy of generating cash flows to fund growth, continued improvements in build quality measurements, and enhanced employee engagement, which helped the Company achieve outstanding 2021 financial performance.

For additional information, see “Pay for Performance” on page 26 of this Proxy Statement and the “Annual Incentive Compensation” section on page 33 of this Proxy Statement.

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COMPENSATION DISCUSSION AND ANALYSIS

Named Executive Officers

For 2021, our named executive officers were:

Name	Title
RYAN R. MARSHALL	President and Chief Executive Officer

ROBERT T. O’SHAUGHNESSY	Executive Vice President and Chief Financial Officer

JOHN J. CHADWICK	Executive Vice President and Chief Operating Officer

TODD N. SHELDON	Executive Vice President, General Counsel and Corporate Secretary

MICHELLE H. HAIRSTON	Senior Vice President, Human Resources

Return to Shareholders

The following chart shows how a $100 investment in the Company’s common shares on December 31, 2016 would have grown to $332.09 on December 31, 2021, with dividends reinvested quarterly. The chart also compares the total shareholder return (“TSR”) on the Company’s common shares to the same investment in the S&P 500 Index and the Dow Jones U.S. Select Home Construction Index, with dividends reinvested quarterly. We believe this chart illustrates the significant value created for shareholders over the five-year period as compared to both indices.

COMPARISON OF FIVE-YEAR TOTAL SHAREHOLDER RETURN*

*	Assumes $100 invested on December 31, 2016, and the reinvestment of dividends.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	25

COMPENSATION DISCUSSION AND ANALYSIS

	2016	2017	2018	2019	2020	2021

PulteGroup, Inc.	100.00	183.41	145.33	219.93	247.75	332.09

S&P 500 Index – Total Return	100.00	121.83	116.49	153.17	181.35	233.41

Dow Jones U.S. Select Home Construction Index	100.00	160.15	110.94	165.96	210.76	315.66

The following chart illustrates the Company’s relative TSR over the last one-, three- and five-year periods versus each of the lowest, median and highest performing peer in our defined executive compensation peer group for each period as listed on page 30 including the impact of quarterly reinvestment of any dividends.

Pay for Performance

Our executive compensation program is designed (1) to reward executives for producing sustainable growth and improving shareholder returns consistent with PulteGroup’s strategy and (2) to align compensation with the long-term interests of our shareholders. The Committee strongly believes that a significant portion of executive compensation—both pay opportunities and pay actually realized—should be at-risk and tied to Company performance relative to the Company’s goals and share price performance. For example, since 2014, the Company has incorporated a relative TSR performance metric into its annual equity grant for executives. In addition, consistent with its practice in previous years, the Committee designed the 2021 executive compensation program so that variable pay elements (annual incentive awards, restricted share units and performance-based awards) constitute a significant portion of our total executive pay opportunities at target levels. The following charts demonstrate the variable pay elements as compared to the targeted annual compensation of our continuing named executive officers. These charts demonstrate that the variable pay elements comprised at least 93 % of the targeted annual compensation for our President and Chief Executive Officer and, on average, 84% of the targeted annual compensation for the other named executive officers in 2021.

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COMPENSATION DISCUSSION AND ANALYSIS

2021 TOTAL DIRECT COMPENSATION

*	Growth Incentive Pool reflects actual 2021 payout while other components are based on target value for the year.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	27

COMPENSATION DISCUSSION AND ANALYSIS

Key Executive Compensation Decisions and Actions

We are committed to having strong governance standards with respect to our executive compensation program, policies and practices. Consistent with this focus, we maintain the following policies and practices that we believe demonstrate our commitment to executive compensation best practices.

WHAT WE DO	WHAT WE DO NOT DO
Annual say-on-pay vote

Shareholder engagement

Compensation and Management Development Committee comprised entirely of independent directors

Independent outside compensation consultant

Pay for performance—CEO pay approximately 93 % at-risk

Multi-year vesting schedule for equity awards

Meaningful share ownership guidelines

Clawback policy

Market comparison of executive compensation against a relevant peer group
Prohibition on hedging and pledging Company securities

No dividends or dividend equivalents paid on unearned performance-based equity awards

No automatic single-trigger vesting of equity awards upon a change-in-control

No change-in-control tax gross-ups for named executive officers

No excessive perquisites

No service-based defined benefit pension plan

Plan prohibits re-pricing of underwater stock options

Plan prohibits granting discounted stock options

Shareholder Feedback

In its compensation review process, the Committee considers whether our executive compensation and benefits program serves the interests of our shareholders. In that respect, as part of its ongoing review of our executive compensation program, the Committee considered the approval by approximately 92% of the votes cast for the Company’s “say on pay” vote at our 2021 Annual Meeting of Shareholders. The Committee was pleased with this favorable outcome and interpreted this level of support as an endorsement by our shareholders of our executive compensation program and policies and did not make changes to our executive compensation program in response to the 2021 “say on pay” vote. The Committee values continuing and constructive feedback from our shareholders on compensation, and Messrs. Blair, Marshall, Sheldon, and O’Shaughnessy, among other board members and executive officers, have discussed the Company’s executive compensation program with various shareholders and have shared this shareholder feedback with the Committee. The Committee will continue to monitor our executive compensation program and, as it deems appropriate, engage with our shareholders and take into account shareholder input.

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COMPENSATION DISCUSSION AND ANALYSIS

ESTABLISHING AND EVALUATING EXECUTIVE COMPENSATION

Executive Compensation Philosophy

To align the Company’s incentive compensation program with the Company’s overall executive compensation philosophy, the Committee has adopted the following compensation philosophy and guiding principles:

Our Executive Compensation Philosophy

Our overall compensation philosophy applicable to named executive officers is to provide a compensation program that is intended to attract and retain qualified executives for the Company through fluctuating business cycles, provide them with incentives to achieve our strategic, operational and financial goals, increase shareholder value and reward long-term financial success.

Guiding Principles

   Providing total compensation levels that are competitive with our direct competitors within the homebuilding industry, as well as companies of similar size and complexity in related industries.

   Fostering a pay for performance environment by delivering a significant portion of total compensation through performance-based, variable pay.

   Aligning the long-term interests of our executives with those of our shareholders.

   Requiring our executives to own significant levels of Company shares.

   Balancing cash compensation with equity compensation so that each executive has a significant personal financial stake in the Company’s share price performance (in general, we seek to provide a significant portion of total compensation to named executive officers in the form of equity-based compensation).

   Balancing short-term compensation with long-term compensation to focus our senior executives on the achievement of both operational and financial goals and longer-term strategic objectives.

Key Factors in Setting 2021 Compensation

In establishing and evaluating our 2021 executive compensation program, the Committee, in consultation with our Chief Executive Officer, considered the following key factors:

Overall Company performance and specific financial results relative to incentive performance goals established by the Committee in February 2021;

Competitive pay practices (evaluated based on market comparisons and recommendations of the Committee’s independent compensation consultant);

Individual performance of each of our named executive officers;

Historical equity grants;

Tally sheets presenting the potential compensation for each of our named executive officers based on equity grant values and performance levels under our incentive compensation programs; and

Our ability to retain and motivate key talent.

Market Comparisons

While the Committee considers relevant market pay practices when setting executive compensation, it does not believe that it is appropriate to establish compensation levels based only on market practices. The Committee believes that compensation decisions are complex and require a deliberate review of Company performance and peer compensation levels, as well as the overall business environment and the role and contributions of each individual. Accordingly, the review of peer information is one of many factors the Committee considers in determining compensation levels. For each element of compensation, the Committee reviews market data (i.e., peer group and survey data) to evaluate target compensation levels, while also considering the relative responsibilities of some of our named executive officers as compared to the peer group, revenue size relative to the peer group, our historical compensation practices, the overall mix of our compensation elements being weighted more heavily toward long-term and equity-based compensation, management ownership and financial performance. Other factors that influence the amount of compensation awarded include an individual’s experience and past performance inside or outside the Company,

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COMPENSATION DISCUSSION AND ANALYSIS

compensation history, role and responsibilities within the Company, tenure with the Company and associated institutional knowledge, long-term potential with the Company, contributions derived from creative and innovative thinking and leadership and industry expertise.

The Committee believes that the Company’s peer group should reflect the industry in which the Company competes for business and executive talent. Accordingly, the Company’s peer group includes companies meeting the following criteria: (i) companies within, or operating in an industry similar to, the home-building industry and (ii) companies of similar size in terms of revenue or market capitalization (generally 1/3 to 3 times the Company’s revenue and market capitalization). In evaluating companies to include in our peer group, the Committee also reviewed the say-on-pay history for each of the companies to understand the alignment of the executive compensation programs at those companies with the interests and views of the shareholders of such companies. The peer group used for evaluating 2021 compensation decisions consisted of the companies below, which was the same peer group that was used for evaluating 2020 compensation decisions.

D.R. Horton, Inc.	Mohawk Industries, Inc.
KB Home	NVR, Inc.
Lennar Corporation	Owens Corning
Masco Corporation	Taylor Morrison Home Corporation
M.D.C. Holdings, Inc.	Toll Brothers, Inc.
Meritage Homes Corporation

In addition to reviewing compensation practices among the compensation peer group, the Committee believes it is important to review compensation practices within the industry generally. The Company participates in and purchases a number of compensation surveys. With the assistance of Semler Brossy, the Committee reviewed a blend of general industry and peer group data in establishing target compensation levels and evaluating whether our compensation policies are in line with market data. The 2021 general industry survey data represented comparably sized companies and similarly situated executive positions from general industry sources. The Committee believes that the compensation practices at companies of this size are most relevant to the Committee’s decision-making process.

Based on Semler Brossy’s competitive market analysis prepared for evaluating 2021 compensation decisions, the Committee found that target compensation opportunities, in total, for the named executive officers was competitive, generally, with the market with the exception of long-term equity incentives. In its analysis, Semler Brossy noted that our target compensation could benefit from adjustments with respect to certain individuals to the long-term incentive amount and proportion of long-term incentives to total compensation in order to position our compensation appropriately within the competitive range of our peer group. As noted above, the Committee also considered the relative responsibilities of some of our named executive officers as compared to the peer group, revenue size relative to the peer group, our historical compensation practices, the overall mix of our compensation elements being weighted more heavily toward long-term and equity-based compensation, management ownership and financial performance, as well as the other individual factors noted above.

HOW WE MAKE EXECUTIVE COMPENSATION DECISIONS

Role of the Compensation and Management Development Committee

The Committee establishes our executive compensation philosophies and oversees the development and implementation of our executive compensation program. The Committee operates under a written charter adopted by the Committee. A copy of the charter is available at www.pultegroup.com. In general, the scope of the Committee’s authority is determined by the Board of Directors, or established by formal incentive plan documents. The fundamental responsibilities of the Committee include the following with respect to our senior executives:

Establish compensation-related performance objectives to determine annual and long-term incentive compensation;

Establish individual performance goals and objectives for the Chief Executive Officer and evaluate the job performance of the Chief Executive Officer in light of those goals and objectives;

Evaluate the job performance of the other named executive officers;

Annually review and approve compensation levels for our Chief Executive Officer and other named executive officers, with input from the independent members of the Company’s Board of Directors and compensation consultant in establishing compensation levels for our named executive officers (including our Chief Executive Officer);

Administer the Company’s equity compensation;

Develop and review succession plans for the Chief Executive Officer position, including assessing and creating development plans for internal talent;

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COMPENSATION DISCUSSION AND ANALYSIS

Review succession planning, leadership development programs, diversity representation and bench strength for all other senior executive positions; and

Annually review the potential risks associated with our compensation program.

Information on the Committee’s processes and procedures for consideration of executive compensation are addressed under “Committees of the Board of Directors—Compensation and Management Development Committee” above.

The Committee is currently comprised of Mr. Richard W. Dreiling, Ms. Cheryl W. Grisé, Mr. Thomas Folliard and Mr. Scott F. Powers. Mr. Powers currently serves as the Committee Chair.

Each current member of the Committee qualifies as an independent director under NYSE listing standards and our Corporate Governance Guidelines.

Role of the Independent Compensation Consultant

Semler Brossy provides independent executive consulting services to the Committee. Semler Brossy is retained by and reports to the Committee and participates in Committee meetings, as requested by the Committee. Semler Brossy also:

Participates in the design of our executive compensation program to help the Committee evaluate the linkage between pay and performance;

Provides and reviews market data and advises the Committee on setting executive compensation and the competitiveness and reasonableness of our executive compensation program;

Reviews and advises the Committee regarding the elements of our executive compensation program, equity grant and dilution levels, each as relative to our peers;

Reviews and advises the Committee regarding individual executive pay decisions;

Reviews and advises the Committee with respect to new compensation plans and programs;

Reviews and advises the Committee regarding regulatory, disclosure and other technical matters; and

Reviews and advises the Committee regarding our compensation risk assessment procedures.

During 2021, the compensation consultant did not provide any other services to the Company.

Role of Executive Officers

As noted above, the Committee is responsible for all compensation decisions for our senior executives (which include the named executive officers). During 2021, Ms. Hairston, our most senior human resources officer, worked with the Committee Chair to establish meeting agendas and to determine whether any members of the Company’s management or outside advisors should attend meetings.

Our Chief Executive Officer annually reviews the performance of each member of senior management (other than his own performance). Recommendations based on these reviews, including salary adjustments, annual bonuses and equity grants, are presented to the Committee. Decisions regarding salary adjustments, annual bonuses and equity grants for the Chief Executive Officer are made by the Committee. All decisions for 2021 made with respect to the named executive officers other than the Chief Executive Officer were made after deliberation with Mr. Marshall.

At various times during the year, at the request of the Committee, Ryan R. Marshall, the President and Chief Executive Officer of the Company; Robert T. O’Shaughnessy, the Executive Vice President and Chief Financial Officer of the Company; and Todd N. Sheldon, the Executive Vice President, General Counsel and Corporate Secretary of the Company, attended Committee meetings, or portions of Committee meetings, to provide the Committee with information regarding our operational performance, financial performance or other topics requested by the Committee to assist the Committee in making its compensation decisions.

Use of Tally Sheets

The Committee reviews tally sheets, prepared by management and reviewed by the compensation consultant, which present comprehensive data on the total potential compensation for each of the named executive officers based on various equity grant values and performance levels under our incentive compensation programs. The tally sheets provide the Committee with a framework of potential minimum and maximum compensation levels that each named executive officer may earn under our executive compensation program. While the tally sheets provide a framework for the Committee, they are not determinative of the elements or amounts of compensation paid.

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION PROGRAM ELEMENTS

The Committee has designed the elements of the compensation program for the named executive officers to advance the operational objectives and the long-term strategies of the Company. The following table lists the principal elements of our 2021 executive compensation program. The Committee believes that the design of the Company’s executive compensation program balances fixed and variable compensation elements and provides alignment with our short and long-term financial and operational priorities and shareholder interests through the annual and long-term incentive compensation programs. Our incentives are designed to drive overall corporate and individual performance, with compensation payouts varying from target based on actual performance against pre-established and communicated performance objectives.

Pay Element

	Salary	Annual Cash Incentive Awards	Performance-Based Awards	Restricted Share Units

WHO RECEIVES	All named executive officers

WHEN GRANTED	Annually

FORM OF DELIVERY	Cash		Equity

TYPE OF PERFORMANCE	Short-term emphasis (fixed)	Short-term emphasis (variable)	Long-term emphasis (variable)

PERFORMANCE PERIOD	1 year	1 year	3-year vesting based on performance	3-year cliff vesting based on service

WHY WE PAY THIS ELEMENT	Provides base pay levels that are competitive with market practices to attract and retain top executive talent.	Provides annual incentive opportunities competitive with market practices to attract, motivate and retain top executive talent.	Provides equity incentives competitive with market practices in order to attract, motivate and retain top executive talent.
		Rewards executives for annual performance results relative to pre-established goals deemed critical to the success of the Company and its strategy and for year-over-year growth in pre-tax income.	Focuses executives on long-term performance of the Company.
		Focuses on key annual results that we believe will position the Company for success over time, in keeping with the interests of our shareholders.	Directly aligns interests of executives with those of our shareholders.
Retention of talent over performance / vesting period.

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Pay Element

	Salary	Annual Cash Incentive Awards	Performance-Based Awards	Restricted Share Units
HOW PAYOUT DETERMINED	Responsibilities, individual performance and tenure, internal equity, market data and recommendations from the Committee’s independent compensation consultant.	Market practice and individual performance. Annual Program Component: Participants are eligible to receive a cash payout ranging from 0% - 200% of target based on the achievement of corporate goals.	Participants are eligible to receive Company common shares, with vesting levels ranging from 0% - 200% of target based on the achievement of corporate goals.	Market practice and individual performance.
		Growth Incentive Pool Component: Incentive pool funded based on pre-tax income growth as compared to 2020, with Growth Incentive Pool allocations established by the Committee at the beginning of 2021.	Market practice, individual performance and Company performance over the 2021-2023 performance period.

PERFORMANCE MEASURES	Individual	Pre-tax income Operating margin	Relative TSR ROIC Operating margin	Share price

Base Salary

The Committee determines the appropriateness of executives’ base salaries by considering the responsibilities of their positions, their individual performance and tenure, a comparison to the base salary levels of executives in the compensation peer group and industry compensation surveys and the recommendations of the Committee’s independent compensation consultant, as described below. Base salary increases are considered annually and are based upon both individual and Company performance in the prior year; however, historically the Committee has not had a practice of regularly adjusting base salaries for our executive officers on an annual basis.

In 2021, the Committee increased Ms. Hairston’s salary to $500,000 from $450,000 and Mr. Sheldon’s salary to $550,000 from $500,000. These changes were made in order to more closely align with the competitive market for their roles. None of our other named executive officers received a base salary adjustment with respect to 2021.

The table below sets forth the 2020 and 2021 base salary levels for each of our named executive officers.

Named Executive Officer	2020 Base Salary	2021 Base Salary

RYAN R. MARSHALL	$1,000,000	$1,000,000

ROBERT T. O’SHAUGHNESSY	$750,000	$750,000

JOHN J. CHADWICK	$700,000	$700,000

TODD N. SHELDON	$500,000	$550,000

MICHELLE H. HAIRSTON	$450,000	$500,000

Annual Incentive Compensation

We provide annual incentive compensation in order to motivate and reward our named executive officers for achieving short-term performance objectives. Annual incentive compensation is intended to be a significant component of an executive’s total compensation opportunity in a given year, helping create a “pay-for-performance” culture. Consistent with 2020, in 2021 there were two components to the Company’s annual incentive compensation program. For the first component, the Committee established a 2021 Annual Incentive Program (the “Annual Program” or the “2021 Annual Program”) similar to its historical approach, with payouts determined based on the Company’s performance against pre-established financial

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COMPENSATION DISCUSSION AND ANALYSIS

performance goals. This component is designed to reward progress against the achievement of the Company’s annual operating plan. As it did in 2020, the Committee also established an annual incentive pool (the “Growth Incentive Pool”), with funding based on the Company’s pre-tax income growth, as defined in the Annual Program, as compared to the prior year. The Growth Incentive Pool is designed to reward growth and to align with the interests of the Company’s shareholders, with management experiencing higher payouts in times of outperformance relative to the Company’s operating plan for the Company and receiving diminished or no payouts during more challenging times. We believe that the Growth Incentive Pool directly incentivizes year-over-year growth, an essential element of our strategy, without regard to the Company’s annual plan (which may not project growth in a given year given the cyclical nature of the homebuilding industry). The Annual Program and Growth Incentive Pool are described in further detail below.

2021 Annual Program

The financial measures used to assess corporate performance in 2021 were pre-tax income and operating margin, each as defined in the Annual Program and weighted equally. Pursuant to the terms of the Annual Program, each performance goal is measured independently of the other performance goal, and payouts are determined based on the weighted average result of the performance goals, with a potential payout ranging from 0% to 200% of the participant’s target opportunity. The Committee believes that the 2021 Annual Program performance metrics were meaningful measures of 2021 performance because these metrics increase the focus of participants on profitability and are tied to our strategy with respect to shareholder value creation.

The Committee established the payout formula for performance objectives to encourage strong, focused performance. The target payout level was set at levels consistent with the Company’s Board-approved annual plan and designed to be achievable with strong management performance, while payout at the maximum level was designed to be very difficult to achieve. At the time the 2021 Annual Program performance metrics and requisite performance levels were established, the Committee believed that they were robust and would require a significant amount of effort by the named executive officers. For instance, for a target payout under the 2021 Annual Program, the Company had to obtain a 31% increase in pre-tax income and a 12% increase in operating margin over the prior year’s target. Although the 2021 target for operating margin was set slightly below the actual performance in 2020, the uncertainties of the operating environment in early 2021 indicated that operating costs would increase significantly and outpace our ability to increase the price of our homes throughout 2021. While the challenges in our labor and supply chain were actually worse than originally anticipated in 2021, the exceptional execution of our contingency plans, stringent cost controls and continued strong consumer demand allowed us to achieve higher than expected operating margins for the year. The table below indicates the financial performance metrics and potential payouts with respect to the Company’s achievement of the 2021 Annual Program goals.

	2021 Consolidated Goals ($ in 000s)(1)

	Weighting	Threshold Payout (50%)	Target Payout (100%)	Maximum Payout (200%)	Performance Results	Achieved Payout	Weighted Payout

Pre-Tax Income(2)	50%	$1,576,405	$1,970,506	$2,561,658	$2,768,070	200%	100.00%

Operating Margin %(3)	50%	11.8%	14.8%	17.8%	18.9%	200%	100.00%

					Total % of Target:		200.00%

(1)	Payouts for performance between threshold and target payout levels and between target and maximum payout levels are calculated using straight line interpolation.

(2)

Pre-tax Income represents Income Before Income Taxes as reported in the Company’s Annual Report, as adjusted to exclude the impact of certain items, including, where applicable: certain incentive compensation, Company-wide restructuring costs as offset by savings associated with those restructuring efforts, changes in U.S. Generally Accepted Accounting Principles (“GAAP”), gain or loss on debt retirements, and adjustments to Pulte Financial Services reserves related to mortgage origination and other legacy mortgage exposures prior to 2012.

(3)

Operating Margin represents the quotient of (i) Home Sale Gross Margin less SG&A expenses (excluding, where applicable, certain incentive compensation, Company-wide restructuring costs as offset by savings associated with those restructuring efforts, changes in GAAP, gain or loss on debt retirements, and adjustments to Pulte Financial Services reserves related to mortgage origination and other legacy mortgage exposures prior to 2012, divided by (ii) Home Sale Revenues.

The table below sets forth the award opportunities established by the Committee and the cash payout under the Annual Program applicable to the named executive officers. The Committee determined the target payout level for each of the named executive officers based on each named executive officer’s position within the Company, historical pay levels, the incentive pay for executives at companies in our compensation peer group, the general industry compensation surveys and the recommendations of the Committee’s independent compensation consultant. The Committee approved year-over-year changes to the target award opportunities for Messrs. O’Shaughnessy and

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Chadwick and Ms. Hairston, as a percentage of base salary, from 120%, 100% and 72% to 133%, 107% and 100%, respectively. These target award opportunity adjustments were made in order to more closely align their total compensation with market data and to reflect their individual strong performance.

Executive	Base Salary 2021	Target as a % of Salary(1)	Threshold(2)	Target	Maximum	Total Payout(2)

RYAN R. MARSHALL	$1,000,000	200%	$500,000	$2,000,000	$4,000,000	$4,000,000

ROBERT T. O’SHAUGHNESSY	$750,000	133%	$250,000	$1,000,000	$2,000,000	$2,000,000

JOHN J. CHADWICK	$700,000	107%	$187,500	$750,000	$1,500,000	$1,500,000

TODD N. SHELDON	$550,000	100%	$137,500	$550,000	$1,100,000	$1,100,000

MICHELLE H. HAIRSTON	$500,000	100%	$125,000	$500,000	$1,000,000	$1,000,000

(1)

The Committee sets target opportunities under the Annual Program at whole dollar values. The amounts in this column reflect such target opportunities at the approximate percentage of each named executive officer’s base salary.

(2)

The threshold amount represents the minimum award that could be paid to the named executive officer upon the Company’s satisfaction of threshold performance for only one of the performance goals. As noted previously, each performance goal is measured independently of the other performance goals.

Growth Incentive Pool

As it did in 2020, in 2021 the Committee established a Growth Incentive Pool, the size of which was dependent on pre-tax income growth, as defined in the Annual Program, over the prior year. The Committee approved the Growth Incentive Pool in order to recognize and incentivize the efforts to be taken to achieve pre-tax income growth and to further align the interests of the participants with the interests of the Company’s shareholders. For purposes of the Growth Incentive Pool, pre-tax income was calculated in the same manner as described above with respect to the 2021 Annual Program. The Committee elected to allocate 2% of pre-tax income growth over 2020 to be awarded pursuant to the Growth Incentive Pool, with the allocation of the Pool for each named executive officer as follows:

Name	Pool Allocation
	%	$

RYAN R. MARSHALL	24%	4,122,429

ROBERT T. O’SHAUGHNESSY	15%	2,576,518

JOHN J. CHADWICK	15%	2,576,518

TODD N. SHELDON	6%	1,030,607

MICHELLE H. HAIRSTON	6%	1,030,607

Long-Term Equity Incentive Compensation

In order to provide management with incentives to achieve our long-term goals, in 2021, the Committee continued its practice of providing a significant portion of our named executive officer’s compensation in the form of both performance-based and time-based equity incentive awards over the same three-year period. The Committee believes this balance of long-term incentives encourages out-sized performance during the incentive period as well as a meaningful retentive effect. The entire award is in the form of equity compensation. We believe that equity awards:

Balance the overall compensation program by providing an appropriate mix of equity and cash compensation;

Properly focus executives on long-term value creation for shareholders; and

Encourage executive retention, particularly through fluctuating business cycles.

Our philosophy is to award equity grants to our named executive officers in amounts that reflect market data, the participant’s position, the participant’s ability to influence our overall performance, and individual performance based on a review of results during the prior year against pre-determined objectives, such as operational efficiency, employee engagement, and retention and development of key talent. In addition, the Committee considers historical grant practices and market compensation levels in determining grants for individual executives.

The Committee believes that these annual equity incentive grants to the named executive officers should be determined after a review of the Company’s financial statements for a full year. As a result, all annual equity awards are expected to be granted on the date of the regular

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee meeting to be held in February of the following year. In determining the annual equity grants the Committee considered the following: (i) the Company’s historical year-over-year compensation practices, including historical grant levels; (ii) total compensation earned by the named executive officers; (iii) a peer group analysis conducted by the Committee’s independent compensation consultant of the compensation of executive officers holding comparable positions at the companies within the compensation peer group; and (iv) the Company’s objective to provide a majority of executive incentives based on long-term Company performance. Once the appropriate amount is determined for each executive, one-half of the award is granted pursuant to our LTI Program described below and the other half granted in the form of service-based restricted stock unit award.

Annual Performance-Based Equity awards – LTI Program

2021-2023 LTI Program

In 2021, the Committee approved performance-based equity awards for the 2021-2023 LTI Program that vest based on (i) the Company’s TSR performance relative to the TSR of the Company’s Performance Peer Group, as described below, (ii) the Company’s ROIC performance and (iii) the Company’s operating margin performance, with each goal weighted equally. These performance measures were deemed by the Committee to be effective long-term measures of performance reflective of our success in executing on our long-term business plan and aligning the executives’ interests with the interests of shareholders.

The Committee utilized operating margin as an element in both the Company’s Annual Program and 2021-2023 LTI Program in recognition that this measure is viewed as a core driver of the Company’s performance and shareholder value creation. In designing the Company’s executive compensation program, the Committee supplemented the use of operating margin with additional performance measures in order to strike an appropriate balance with respect to incentivizing top-line growth, profitability and shareholder returns over both the short-term and long-term horizons.

For purposes of the 2021-2023 LTI Program, the Company is required to achieve a TSR equal to the 75th percentile of the Performance Peer Group over the three-year performance period in order to earn target vesting, with no payout for bottom quartile performance. To measure relative TSR performance, the Committee approved a Performance Peer Group consisting of the homebuilders in the Company’s compensation peer group – namely, D.R. Horton, Inc.; KB Home; Lennar Corporation; M.D.C. Holdings, Inc.; Meritage Homes Corporation; NVR, Inc.; and Toll Brothers, Inc. The Committee determined that this was an appropriate measure of performance as the members of the Performance Peer Group were also subject to the cyclical nature of the homebuilding industry.

The Committee established the payout formula for the ROIC and operating margin performance objectives to encourage strong, focused performance. Given the economic and market conditions at the time the targets were set, the target payout levels were designed to be achievable with strong performance, while payouts at the maximum performance levels were designed to be very difficult to achieve. Under the 2021-2023 LTI Program, ROIC and operating margin are defined as follows:

ROIC is defined as (i) consolidated earnings before interest and taxes (adjusted to exclude, where applicable, the expense related to certain incentive compensation, Company-wide restructuring costs as offset by savings associated with those restructuring efforts, changes in GAAP, gain or loss on debt retirements, and adjustments to Pulte Financial Services reserves relating to mortgage origination and other legacy mortgage exposures prior to January 1, 2012), divided by (ii) consolidated shareholders’ equity plus homebuilding debt (each as adjusted to exclude consolidated deferred taxes, internal mortgage company debt and changes in GAAP).

Operating Margin represents the quotient of (i) Home Sale Gross Margin less SG&A expenses (excluding, where applicable, certain incentive compensation, Company-wide restructuring costs as offset by savings associated with those restructuring efforts, changes in GAAP, gain or loss on debt retirements, and adjustments to Pulte Financial Services reserves relating to mortgage origination and other legacy mortgage exposures prior to January 1, 2012) divided by (ii) Home Sale Revenues.

The table below shows the award opportunities established by the Committee relating to the 2021-2023 LTI Program. For the 2021-2023 LTI Program, Mr. Marshall’s target award opportunity increased to $3,500,000 from $3,000,000, Mr. O’Shaughnessy’s target award opportunity increased to $950,000 from $925,000, Mr. Chadwick’s target award opportunity increased to $725,000 from $700,000, Mr. Sheldon’s target award opportunity increased to $450,000 from $400,000, and Ms. Hairston’s target award opportunity increased to $200,000 from $187,500. These changes were made in order to more closely align with the competitive market for their roles and to allocate a greater portion of their compensation to longer-term performance.

Actual settlement of the awards will be determined after the end of the three-year performance period based on the Company’s relative TSR, ROIC and operating margin performance during that time. Under the award agreements, the 2021-2023 LTI Program awards will be settled in

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Company common shares, except that the award will be settled in any combination of Company common shares and cash if (i) the fair market value of a Company common share is less than $5.00 on December 31, 2023 (or the date of termination of employment due to death or disability) or (ii) the Company does not have a sufficient number of available shares under the Company’s stock incentive plan in effect at the time of the settlement of the award.

Award Opportunity Under 2021-2023 LTI Program

Executive	Base Salary(1)	Target as % of Salary(2)	Threshold	Target	Maximum

RYAN R. MARSHALL	$1,000,000	350%	$1,750,000	$3,500,000	$7,000,000

ROBERT T. O’SHAUGHNESSY	$750,000	126.7%	$475,000	$950,000	$1,900,000

JOHN J. CHADWICK	$700,000	103.6%	$362,500	$725,000	$1,450,000

TODD N. SHELDON	$550,000	81.8%	$225,000	$450,000	$900,000

MICHELLE H. HAIRSTON	$500,000	40%	$100,000	$200,000	$400,000

(1)	Base salary was measured as of the first day of the performance period.

(2)

The Committee sets target opportunities under the LTI Program at whole dollar values. The amounts in this column reflect such target opportunities at the approximate percentage of each named executive officer’s base salary.

Outstanding Performance Based Equity Awards under the LTI Program

The 2020-2022 LTI Program remains outstanding and will be settled following the completion of the three-year performance period, based on (i) the Company’s TSR performance relative to the TSR of the Performance Peer Group, (ii) the Company’s ROIC performance, and (iii) the Company’s operating margin performance, with each goal weighted equally.

During 2021, the 2019-2021 LTI Program concluded, with each named executive officer achieving 149.9% of their target award pursuant to the terms of the 2019-2021 LTI Program established at the time of grant. The table below sets forth the performance metrics and achievement levels with respect to the 2019-2021 LTI Program goals.

2019-2021 LTI Program Consolidated Goals(1)

	Weighting	Threshold Payout (50%)	Target Payout (100%)	Maximum Payout (200%)	Performance Results	Achieved Payout (of target)	Weighted Payout

Relative TSR(2)	33.34%	25th percentile	75th percentile	Ranked 2nd or greater in peer group	Ranked 6th in peer group	50%	16.7%

ROIC(3)	33.33%	18.9%	21.9%	24.9%	25.84%	200%	66.6%

Operating Margin(4)	33.33%	11.8%	14.8%	17.8%	16.29%	200%	66.6%

					Total % of Target:		149.9%

(1)	Payouts for performance between threshold and target payout levels and between target and maximum payout levels are calculated using straight line interpolation.

(2)	Measured relative to the Performance Peer Group.

(3)

ROIC is defined as (i) consolidated earnings before interest and taxes (adjusted to exclude, where applicable, the expense related to certain incentive compensation, Company-wide restructuring costs as offset by savings associated with those restructuring efforts, changes in GAAP, gain or loss on debt retirements, and adjustments to Pulte Financial Services reserves relating to mortgage origination and other legacy mortgage exposures prior to January 1, 2012), divided by (ii) consolidated shareholders’ equity plus homebuilding debt (each as adjusted to exclude consolidated deferred taxes, internal mortgage company debt and changes in GAAP).

(4)

Operating Margin represents the quotient of Home Sale Gross Margin less SG&A expenses (excluding, where applicable, certain incentive compensation, Company-wide restructuring costs as offset by savings associated with those restructuring efforts, changes in GAAP, gain or loss on debt retirements, and adjustments to Pulte Financial Services reserves relating to mortgage origination and other legacy mortgage exposures prior to January 1, 2012) divided by Home Sale Revenues.

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COMPENSATION DISCUSSION AND ANALYSIS

2022 Long Term Equity Incentive Awards

In determining the annual equity grants made in February 2022 for 2021 performance – of the Company and of each executive – the Committee considered the following: (i) the Company’s historical year-over-year compensation practices, including historical grant levels; (ii) total compensation earned by the named executive officers; (iii) a peer group analysis conducted by the Committee’s independent compensation consultant of the compensation of executive officers holding comparable positions at the companies within the compensation peer group; and (iv) the Company’s objective to provide a majority of executive incentives based on long-term Company performance.

As set forth in the tables below, in February 2022, the Committee granted RSUs to each executive, informed by his or her individual contributions during 2021. The value of these awards is excluded from the 2021 Summary Compensation Table, which reflects the value of the equity awards granted in 2021 in recognition of the named executive officers’ performance in 2020. The first half of these awards comprise our 2022-2024 LTI Program and include relative TSR performance, as measured against the Performance Peer Group, ROIC and operating margin, each as defined above, as the performance metrics and amounts as follows, with a comparison to the 2021 – 2023 LTI Program amounts:

Executive	2021-2023 LTI Program Target	2022-2024 LTI Program Target

RYAN R. MARSHALL	$3,500,000	$3,500,000

ROBERT T. O’SHAUGHNESSY	$950,000	$950,000

JOHN J. CHADWICK	$725,000	$725,000

TODD N. SHELDON	$450,000	$450,000

MICHELLE H. HAIRSTON	$200,000	$200,000

The second half of these awards include annual grants of service-based equity in the form of RSU awards with a three-year vesting period in the amounts as follows:

	Time-Based Restricted Share Units(1)

Executive	#	Value(2)

RYAN R. MARSHALL	65,026	$3,500,024

ROBERT T. O’SHAUGHNESSY	17,650	$950,011

JOHN J. CHADWICK	13,470	$725,023

TODD N. SHELDON	8,361	$450,031

MICHELLE H. HAIRSTON	3,716	$200,014

(1)	These equity awards were granted in 2022 and, accordingly, are excluded from the 2021 Summary Compensation Table.

(2)	The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

Other Compensation Elements and Practices

Severance Arrangements

The Committee has adopted the PulteGroup, Inc. Executive Severance Policy, which provides for severance benefits ranging from one times base salary to two times base salary, depending on the length of service with the Company and the executive’s position at the time of a qualifying termination of employment. The Committee also has adopted the PulteGroup, Inc. Retirement Policy, which establishes administrative guidelines for the treatment of outstanding equity and long-term incentive awards following an employee’s qualifying retirement. The Committee believes that these policies help us accomplish our compensation philosophy of attracting and retaining exemplary talent and reduce the need to negotiate individual severance arrangements with new and departing executives.

While these policies reduce the need to negotiate individual severance provisions, the Committee recognizes that under certain circumstances individual severance arrangements may be desirable or beneficial to the Company. Pursuant to the Company’s Executive Severance Policy, the Company is prohibited from entering into a severance agreement with a senior executive of the Company without shareholder approval if such agreement would provide for specified benefits exceeding 2.99 times the sum of (a) the senior executive’s annual base salary as in effect

38	PULTEGROUP, INC. | 2022 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

immediately prior to termination of employment and (b) the senior executive’s target annual bonus in the fiscal year in which the termination of employment occurs. Benefits excluded from this policy are (i) the value of any accelerated vesting of any outstanding equity-based award provided under plans, programs or arrangements of the Company applicable to one or more groups of employees in addition to the Company’s senior executives, (ii) a pro-rata portion of the value of any accelerated vesting of any outstanding long-term cash-based incentive award provided under plans, programs or arrangements of the Company applicable to one or more groups of employees in addition to the Company’s senior executives, (iii) compensation and benefits for services rendered through the date of termination of employment, (iv) any post-termination retirement and other benefits, special benefits or perquisites provided under plans, programs or arrangements of the Company applicable to one or more groups of employees in addition to the Company’s senior executives and (v) payments that are required by the Company’s By-laws regarding indemnification and/or a settlement of any claim made against the Company. The policy is available for viewing on our website at www.pultegroup.com.

Benefits

Named executive officers participate in employee benefit plans on the same terms as generally available to all employees. In addition, each of the named executive officers is eligible to participate in our Financial Counseling Reimbursement Plan and our Health Exam Reimbursement Plan. The named executive officers, as well as other Company executives, may also participate in the Company’s Non-Qualified Deferral Program, under which they may elect to defer the receipt of their annual incentive cash awards. This plan is discussed further under the section “2021 Non-Qualified Deferred Compensation Table.” We do not have a defined benefit pension plan.

Clawback Policy

The Committee has adopted a clawback policy with respect to the Annual Program, Growth Incentive Pool, LTI Program, and equity grants. Under the policy, in the event any named executive officer engages in “detrimental conduct” (as defined in the policy), the Committee may require that such named executive officer (i) reimburse the Company for all or any portion of any bonus, incentive payment, equity-based award, or other compensation received by such named executive officer within the 36 months following such detrimental conduct and (ii) remit to the Company any profits realized from the sale of Company securities within the 36 months following such detrimental conduct.

Prohibition Against Pledging and Hedging of Company Securities

To further enhance the linkage between executives’ long-term incentive compensation and shareholder value, the Company’s insider trading policy prohibits directors and executive officers from engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts, with respect to their Company security holdings. See page 16 for further information regarding the Company’s anti-hedging policy. Additionally, under the Company’s insider trading policy, directors and executive officers are prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan, as such arrangements could result under some circumstances in a margin sale or foreclosure sale occurring at a time when the director or executive officer is aware of material nonpublic information or otherwise is not permitted to trade in Company securities. The policy is available for viewing on our website at www.pultegroup.com.

Share Ownership Guidelines

To align our executives’ interests with those of our shareholders and to assure that our executives own meaningful levels of Company common shares throughout their tenures with the Company, our executive officers are subject to share ownership guidelines adopted by the Committee. The share ownership guidelines require, within a five-year period from date of hire, promotion or determination that a position is subject to Section 16 of the Exchange Act, the Chief Executive Officer to own Company common shares equal in value to at least six times his base salary and each of the other named executive officers to own Company common shares equal to at least three times their respective base salary. Included in the definition of share ownership are restricted shares and restricted share units, any Company common shares owned outright (including the value of restricted shares that have vested at the higher of the current market price or the share price on the date of vesting), common shares in any Company benefit plan, and the intrinsic value of vested in-the-money stock options. Unvested shares and underwater stock options do not count towards meeting share ownership guidelines. As of the record date, all of the named executive officers have met the share ownership guidelines.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS

2022 COMPENSATION DECISIONS

At its February 2022 meeting, the Committee took the following actions with respect to 2022 compensation matters:

Base Salary. The Committee approved 2022 base salaries for the named executive officers. The only change to 2022 base salaries was with respect to Ms. Hairston whose base salary was increased from $500,000 to $525,000 to better align her compensation to market.

Annual Incentive Compensation. The Committee approved the performance metrics and target award opportunities under the 2022 Annual Program, with the performance metrics remaining the same as the 2021 Annual Program. The Committee approved an increase in the target award opportunity for Ms. Hairston from $500,000 to $525,000 commensurate with her base salary increase.

Growth Incentive Pool. The Committee approved the establishment of a Growth Incentive Pool contingent on the Company’s pre-tax income growth (calculated consistent with the 2022 Annual Program) over 2021. If the Company’s achieves its target pre-tax income growth for 2022, awards for the named executive officers would be as follows:

Executive	2022 Growth Incentive Pool Award at Target

RYAN R. MARSHALL	$3,210,151

ROBERT T. O’SHAUGHNESSY	$2,006,344

JOHN J. CHADWICK	$2,006,344

TODD N. SHELDON	$802,538

MICHELLE H. HAIRSTON	$802,538

For the payment of the Growth Incentive Pool in 2023 for 2022 performance, the Committee made the following changes:

The award amount will no longer be paid exclusively in cash and instead will be paid in equal increments of cash and RSU awards with the RSU awards vesting two years after the award date; and

The aggregate amount of the Growth Incentive Pool will be capped at $25,000,000.

40	PULTEGROUP, INC. | 2022 PROXY STATEMENT

COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE REPORT

The Compensation and Management Development Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation and Management Development Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K and this Proxy Statement.

Scott F. Powers, Chair Richard W. Dreiling Thomas Folliard Cheryl W. Grisé

PULTEGROUP, INC. | 2022 PROXY STATEMENT	41

2021 EXECUTIVE COMPENSATION

2021 Summary Compensation Table

The table below sets forth information concerning the compensation of our Chief Executive Officer, our Chief Financial Officer, and our other three most highly compensated executive officers as of December 31, 2021.

Name and Principal Position	Year	Salary ($)	Bonus	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(3)	Total ($)

RYAN R. MARSHALL President and CEO	2021	$1,000,000	—	$7,000,001	$8,122,429	$25	$27,100	$16,149,555
	2020	$992,308	—	$6,000,038	$6,126,804	$874	$37,560	$13,157,584
	2019	$990,385	—	$5,000,013	$3,193,750	$728	$31,189	$9,216,065

ROBERT T. O’SHAUGHNESSY EVP & CFO	2021	$750,000	—	$1,900,026	$4,576,518	—	$13,415	$7,239,959
	2020	$761,539	—	$1,850,036	$3,040,636	—	$15,116	$5,667,327
	2019	$750,000	—	$1,650,012	$1,551,250	—	$18,356	$3,969,618

JOHN J. CHADWICK EVP COO	2021	$700,000	—	$1,450,006	$4,076,518	—	$11,894	$6,238,418
	2020	$691,539	—	$1,400,019	$2,729,253	—	$11,695	$4,832,506
	2019	$569,231		$1,300,034	$1,095,000		$15,579	2,979,844

TODD N. SHELDON EVP GC & Corp Secretary	2021	$542,308	—	$900,039	$2,130,607	—	$17,478	$3,590,432
	2020	$507,693	—	$800,011	$1,531,701	—	$15,061	$2,854,466
	2019	$496,154	—	$600,024	$912,500	—	$16,708	$2,025,386

MICHELLE H. HAIRSTON SVP Human Resources	2021	$492,308	—	$400,022	$2,030,607	—	$11,807	$2,934,744
	2020	$447,308	—	$375,044	$1,092,467	—	$11,590	$1,926,409

(1)

The amounts reported in this column for 2021 are awards granted pursuant to the Company’s 2013 Stock Incentive Plan and are valued based on the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 7 to the Company’s audited financial statements included in our Annual Report for the fiscal year ended December 31, 2021. The amounts included in the Stock Awards column for the share-settled performance-based awards granted during 2021 to each of the named executive officers are calculated based on the probable satisfaction of the performance conditions for such awards. Assuming the highest level of performance is achieved for these performance-based awards, the maximum value of these awards at the grant date would be as follows: Mr. Marshall—$7,000,000; Mr. O’Shaughnessy—$1,900,000; Mr. Chadwick—$1,450,000; Mr. Sheldon—$900,000; and Ms. Hairston—$400,000.

(2)

For 2021, the amounts reflect the actual payouts received under the Annual Program and Growth Incentive Pool, as follows: Mr. Marshall—Annual Program—$4,000,000, Growth Incentive Pool—$4,122,429; Mr. O’Shaughnessy—Annual Program—$2,000,000, Growth Incentive Pool—$2,576,518; Mr. Chadwick—Annual Program—$1,500,000, Growth Incentive Pool—$2,576,518; Mr. Sheldon—Annual Program—$1,100,000, Growth Incentive Pool—$1,030,607; and Ms. Hairston—Annual Program—$1,000,000, Growth Incentive Pool—$1,030,607.

(3)

Amounts in this column consist of the cost of financial planning services reimbursed for each of the named executive officers, life insurance premiums for each of the named executive officers, and a Company match of $11,600 under the Company’s 401(k) plan.

42	PULTEGROUP, INC. | 2022 PROXY STATEMENT

2021 EXECUTIVE COMPENSATION

2021 Grants of Plan-Based Awards Table

The following table sets forth information concerning award opportunities under our LTI Program and grants under the 2013 Stock Incentive Plan to the named executive officers during the fiscal year ended December 31, 2021.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option
	Grant Date	Threshold	Target	Maximum	Threshold ($)	Target ($)	Maximum ($)	(#)(2)	Awards(3)

RYAN R. MARSHALL	(4)	$500,000	$2,000,000	$4,000,000
	(5)		$4,122,429
	2/3/2021				$1,750,000	$3,500,000	$7,000,000		$3,500,000
	2/3/2021							75,889	$3,500,001

ROBERT T. O’SHAUGHNESSY	(4)	$250,000	$1,000,000	$2,000,000
	(5)		$2,576,518
	2/3/2021				$475,000	$950,000	$1,900,000		$950,000
	2/3/2021							20,599	$950,026

JOHN J. CHADWICK	(4)	$187,500	$750,000	$1,500,000
	(5)		$2,576,518
	2/3/2021				$362,500	$725,000	$1,450,000		$725,000
	2/3/2021							15,720	$725,006

TODD N. SHELDON	(4)	$137,500	$550,000	$1,100,000
	(5)		$1,030,607
	2/3/2021				$225,000	$450,000	$900,000		$450,000
	2/3/2021							9,758	$450,039

MICHELLE H. HAIRSTON	(4)	$125,000	$500,000	$1,000,000
	(5)		$1,030,607
	2/3/2021				$100,000	$200,000	$400,000		$200,000
	2/3/2021							4,337	$200,022

(1)

Represents the award opportunities under the LTI Program relating to the Company’s performance for the 2021-2023 performance period. Payment of the award depends on the Company’s TSR performance compared to the Performance Peer Group, ROIC and operating margin, measured over the 2021-2023 performance period. The award will be settled in Company common shares in accordance with the terms of the underlying award agreements. Please see CD&A for further information regarding the award.

(2)

Consists of restricted share unit awards under the 2013 Stock Incentive Plan, which are scheduled to vest on the third anniversary of the grant date. During the restriction period, the named executive officers are entitled to receive dividends.

(3)

The amounts reported in this column are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and, in the case of the share-settled performance-based awards, are valued based upon the probable outcome of the applicable performance conditions. Assumptions used in the calculation of these amounts are included in Note 7 to the Company’s audited financial statements included in our Annual Report for the fiscal year ended December 31, 2021.

(4)

Consists of award opportunities under the Annual Program. For each of our named executive officers, the performance goals under the Annual Program were pre-tax income and operating margins. See the “Annual Incentive Compensation” section of the CD&A for further information regarding the Annual Program.

(5)

Consists of actual payouts made in February 2022 under the Growth Incentive Pool. As noted in the CD&A, during 2021, each named executive officer was eligible to receive a payout under the Growth Incentive Pool based on the Company’s pre-tax income growth as compared to 2020. At the beginning of 2021, the Committee approved the following allocations with respect to the Growth Incentive Pool: Mr. Marshall—24%; Mr. O’Shaughnessy—15%; Mr. Chadwick—15%; Mr. Sheldon—6%; and Ms. Hairston—6%, with the percentage based on the incentive funds, if any. Because target amounts were not established, in accordance with SEC disclosure rules, the amounts reported in this row reflect actual payouts under the Growth Incentive Plan. See the “Annual Incentive Compensation” section of the CD&A for further information regarding the Growth Incentive Plan.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	43

2021 EXECUTIVE COMPENSATION

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Arrangements

The Company generally executes an offer of employment prior to the time an executive joins the Company that describes the basic terms of the executive’s employment, including his or her start date and initial compensation levels. None of the named executive officers has an employment contract with the Company.

Equity Awards

Service-based restricted share unit grants generally cliff vest three years from the anniversary of the grant date. During 2021, the Committee granted each named executive officer a share-settled performance-based award under the Company’s 2021-2023 LTI Program. Actual settlement of the share-settled performance-based award will be determined after the end of the three-year performance period based on the Company’s TSR performance relative to the Performance Peer Group, ROIC and operating margin each as defined and measured over the 2021-2023 performance period. Under the award agreements, the 2021-2023 LTI Program will be settled in Company common shares, subject to potential settlement in cash in certain circumstances. See “Compensation Discussion and Analysis—Long-Term Incentive Compensation—2021-2023 Program.”

2021 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding unvested share awards held by each of the named executive officers at December 31, 2021. As of December 31, 2021, none of our named executive officers held any outstanding option awards.

	Stock Awards

Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

RYAN R. MARSHALL	236,391	(3)	$13,512,110	227,431	$13,000,000

ROBERT T. O’SHAUGHNESSY	72,105	(4)	$4,121,522	65,605	$3,750,000

JOHN J. CHADWICK	56,049	(5)	$3,203,761	49,860	$2,850,000

TODD N. SHELDON	29,918	(6)	$1,710,113	29,741	$1,700,000

MICHELLE H. HAIRSTON	14,137	(7)	$808,071	13,558	$775,000

(1)	Reflects the value using the closing share price at the 2021 fiscal year end of $57.16.

(2)

Includes stock-settled performance-based awards granted under the 2020-2022 and 2021-2023 LTI Programs that will vest on December 31, 2022 and December 31, 2023, respectively, following the completion of the three-year performance periods. These awards will be settled based on (i) the Company’s TSR performance relative to the TSR of the Performance Peer Group, (ii) the Company’s ROIC performance, as defined, and (iii) the Company’s operating margin performance, as defined, with each goal weighted equally. In accordance with SEC executive compensation disclosure rules, these awards are being reported based on achieving the maximum performance goals with respect to both performance periods. For the 2020-2022 performance period, the named executive officers had outstanding share-settled performance-based awards at maximum in the following amounts: Mr. Marshall—$6,000,000; Mr. O’Shaughnessy—$1,850,000; Mr. Chadwick—$1,400,000; Mr. Sheldon—$800,000; and Ms. Hairston—$375,000; For the 2021-2023 performance period, the named executive officers had outstanding share-settled performance-based awards at maximum in the following amounts: Mr. Marshall—$7,000,000; Mr. O’Shaughnessy—$1,900,000; Mr. Chadwick—$1,450,000; Mr. Sheldon—$900,000; and Ms. Hairston—$400,000.

(3)

This amount includes 93,093 restricted share units that vested on February 6, 2022, 67,409 restricted share units that are scheduled to vest on February 5, 2023 and 75,889 restricted share units that are scheduled to vest on February 3, 2024.

(4)

This amount includes 30,721 restricted share units that vested on February 6, 2022, 20,785 restricted share units that are scheduled to vest on February 5, 2023 and 20,599 restricted share units that are scheduled to vest on February 3, 2024.

44	PULTEGROUP, INC. | 2022 PROXY STATEMENT

2021 EXECUTIVE COMPENSATION

(5)

This amount includes 9,775 restricted share units that vested on February 6, 2022, 14,825 restricted share units that vested on March 21, 2022, 15,729 restricted share units that are scheduled to vest on February 5, 2023 and 15,720 restricted share units that are scheduled to vest on February 3, 2024.

(6)

This amount includes 11,172 restricted share units that vested on February 6, 2022, 8,988 restricted share units that are scheduled to vest on February 5, 2023 and 9,758 restricted share units that are scheduled to vest on February 3, 2024.

(7)

This amount includes 5,586 restricted share units that vested on February 6, 2022, 4,214 restricted share units that are scheduled to vest on February 5, 2023 and 4,337 restricted share units that are scheduled to vest on February 3, 2024.

2021 Option Exercises and Stock Vested Table

The following table provides information regarding the vesting of share awards for each of the named executive officers during 2021. During 2021, none of our named executive officers held any outstanding option awards.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting (1)

RYAN R. MARSHALL	—	—	141,387	$7,350,754

ROBERT T. O’SHAUGHNESSY	—	—	48,824	$2,528,597

JOHN J. CHADWICK	—	—	25,336	$1,368,752

TODD N. SHELDON	—	—	17,754	$919,480

MICHELLE H. HAIRSTON	—	—	8,023	$441,252

(1)

Included in this column are restricted share units that vested on February 7, 2021 and May 10, 2021 (with respect to Mr. Chadwick), with the value determined based on the number of restricted share units vesting multiplied by the average market value of the Company’s stock on the applicable vesting date. Also included in this column is the value of the performance-based awards that vested under the 2019-2021 LTI Program based on performance and service through December 31, 2021, with the value determined based on the average market value of the Company’s stock on December 31, 2021.

2021 Non-Qualified Deferred Compensation Table

The following table provides information regarding the Company’s Non-Qualified Deferral Program.

Name	Executive Contributions in Last FY	Registrant Contributions in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE

RYAN R. MARSHALL	—	—	$875	$37,140	$37,868

ROBERT T. O’SHAUGHNESSY	—	—	—	—	—

JOHN J. CHADWICK	—	—	—	—	—

TODD N. SHELDON	—	—	—	—	—

MICHELLE H. HAIRSTON	—	—	—	—	—

Non-Qualified Deferral Program

Pursuant to the Company’s Non-Qualified Deferral Program, certain executives, including each of our named executive officers, may defer awards earned under the Annual and LTI Programs. Deferral elections are made by executives prior to the beginning of the performance period in which awards are earned. Executives may elect to defer from 5% to a maximum of 90% of their incentive pay, with a minimum deferral amount of $10,000. The executive selects a deferral period that may range from two to twenty years. Payout period elections are restricted to either a lump-sum or annual installments over a period of up to ten years. In the event of death, permanent disability or termination from employment, any remaining deferral period is overridden with the payouts to occur as either a lump-sum or in two or three

PULTEGROUP, INC. | 2022 PROXY STATEMENT	45

2021 EXECUTIVE COMPENSATION

annual installments. Unfunded deferral accounts are credited with interest on a monthly basis. The annual interest rate is determined each January 1 for a period of one calendar year and is equal to the applicable yield on the five-year U.S. Treasury Note as of the first business day of January, plus 2%. The interest crediting rate for 2021 was 2.35%.

Potential Payments Upon Termination or Change in Control

The Committee has adopted an Executive Severance Policy, which provides for the payment of certain benefits to named executive officers and other eligible executives and key employees of the Company upon a qualifying termination of employment. Under the terms of the policy, a qualifying termination of employment is generally defined as a termination of employment other than due to cause, death, disability, resignation other than for constructive termination or as a result of a sale, spin-off, other divestiture, merger or other business combination where the executive obtains or is offered comparable employment with the resulting entity. In the event of a qualifying termination of employment, the Executive Severance Policy provides for the following severance benefits, subject to the executive’s timely execution of a release and restrictive covenant agreement:

Severance Pay. For named executive officers employed by the Company for five or more years as of the termination date, a severance payment equal to 1/12 of the executive’s base salary in effect as of the termination date, multiplied by 24. For named executive officers employed by the Company for less than five years as of the termination date, a severance payment equal to 1/12 of the executive’s base salary in effect as of the termination date, multiplied by 18. As of December 31, 2021, each of the named executive officers, other than Mr. Sheldon, was eligible to receive a multiple equal to 24. Mr. Sheldon was eligible to receive a multiple equal to 18 based on his March 2017 employment commencement date.

Bonus. The executive will receive a prorated bonus under the Annual Incentive Program for the year in which the termination occurs, calculated based on actual performance during the year.

Long-Term Incentive Plan Awards. The executive will be entitled to a prorated portion of any outstanding long-term incentive plan awards at the end of the applicable performance period, based on actual performance during the period.

Continued Benefits Coverage. Provided that the executive properly elects continued health care coverage under applicable law, a payment equal to the difference between active employee premiums and continuation coverage premiums for up to 18 months of coverage.

In addition, the Committee has adopted a Retirement Policy which clarifies the definition of retirement for purposes of determining the treatment of equity and long-term incentive awards following a qualifying retirement. Under the policy, a qualifying retirement will occur upon a separation from the Company (i) on or after attaining age 60 and completing five consecutive years of service or (ii) on or after attaining age 55 and completing ten consecutive years of service; in both cases, provided that the employee gives at least six months’ notice to the Company. In the event of a qualifying retirement, the Retirement Policy provides for outstanding equity and long-term incentive awards to be treated as follows, subject to the employee’s timely execution of a release and restrictive covenant agreement:

Time-Based Restricted Share Units. For any outstanding time-based restricted share unit awards, fifty percent (50%) of the common shares subject to the award that were not vested immediately prior to the employee’s qualifying retirement will vest upon such retirement date. The remaining common shares subject to the award will continue to vest in accordance with the original vesting schedule set forth in the underlying agreement.

Stock Options. Any outstanding stock options will be exercisable only to the extent that the options are exercisable as of such retirement date or become exercisable pursuant to the terms of the underlying agreement.

Performance-Based Awards. The employee will be entitled to a prorated portion of any outstanding performance-based awards under the long-term incentive plan at the end of the applicable performance period, based on actual performance during the period.

Additionally, upon a qualifying retirement, the employee is eligible for the employee’s annual bonus, based on actual performance of the Company and prorated based on the number of days employee was employed in the year in which retirement occurs.

As of December 31, 2021, Messrs. O’Shaughnessy and Chadwick were our only named executive officers who would have been eligible for benefits under the Retirement Policy, assuming they had given timely notice of their intent to retire. If Messrs. O’Shaughnessy and Chadwick had experienced a qualifying retirement on December 31, 2021, they would have been eligible to continue vesting in restricted share unit awards with respect to 72,105 and 56,049 shares, respectively (valued at $4,121,521 and $3,203,761, respectively, based on our December 31, 2021 share price, with 50% of those shares vesting immediately upon such retirement) and pro-rated vesting of their outstanding performance-based awards based on actual performance during the performance period (valued at $1,379,430 and $1,047,067, respectively, based on our December 31, 2021 share price and maximum performance, as measured in accordance with the 2021 Outstanding Equity Awards Table).

46	PULTEGROUP, INC. | 2022 PROXY STATEMENT

2021 EXECUTIVE COMPENSATION

Our 2013 Stock Incentive Plan and LTI Programs provide for the payment of awards following a change in control and certain terminations of employment. In general, our 2013 Stock Incentive Plan and LTI Programs define a change in control as follows:

The acquisition by any individual, entity or group of the beneficial ownership of 40% or more of the then outstanding common shares of the Company or the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors;

Individuals who constitute the Board as of the date of the 2013 Stock Incentive Plan or future directors approved by such Board cease for any reason to constitute at least a majority of such Board;

Subject to certain exceptions contained in the 2013 Stock Incentive Plan, the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company; or

The consummation of a plan of complete liquidation or dissolution of the Company.

The tables below reflect the amount of compensation to be received by each of the named executive officers in the event of a change in control and certain terminations of each executive’s employment. The amounts shown assume that such change in control or termination was effective as of December 31, 2021, and thus include amounts earned through such time and are estimates of the amounts which would be received by the executives upon a change in control or their termination. The calculations in the tables below are based on our closing share price on December 31, 2021 of $57.16 per share. The actual amounts to be received by the executives can only be determined at the time of such change in control or separation from the Company.

Involuntary Termination without Cause or Termination for Good Reason(1)

	Cash Severance(2)	Annual Incentive(3)	Acceleration of Long-Term Incentive Awards(4)	Acceleration of Outstanding Restricted Share Units(4)	Continued Benefits Coverage(5)	Total Benefits

RYAN R. MARSHALL	$2,000,000	$8,122,429	$4,419,707	$13,512,110	$22,393	$28,076,638

ROBERT T. O’SHAUGHNESSY	$1,500,000	$4,576,518	$1,305,393	$4,121,522	$22,244	$11,525,677

JOHN J. CHADWICK	$1,400,000	$4,076,518	$990,565	$3,203,761	$24,460	$9,695,303

TODD N. SHELDON	$825,000	$2,130,607	$581,895	$1,710,113	$22,393	$5,270,008

MICHELLE H. HAIRSTON	$1,000,000	$2,030,607	$267,907	$808,071	$18,954	$4,125,539

Termination due to Death or Disability

	Acceleration of Long-Term Incentive Awards(4)	Acceleration of Outstanding Restricted Share Units(4)	Total Accelerated Long-Term Awards

RYAN R. MARSHALL	$3,167,580	$13,512,110	$16,679,690

ROBERT T. O’SHAUGHNESSY	$933,615	$4,121,522	$5,055,137

JOHN J. CHADWICK	$708,547	$3,203,761	$3,912,308

TODD N. SHELDON	$416,789	$1,710,113	$2,126,902

MICHELLE H. HAIRSTON	$131,715	$808,071	$939,786

PULTEGROUP, INC. | 2022 PROXY STATEMENT	47

2021 EXECUTIVE COMPENSATION

Change In Control and a Qualifying Termination

	Acceleration of Long-Term Incentive Awards(4)	Acceleration of Outstanding Restricted Share Units(4)	Total Accelerated Long-Term Awards

RYAN R. MARSHALL	$6,500,000	$13,512,110	$20,012,110

ROBERT T. O’SHAUGHNESSY	$1,875,000	$4,121,522	$5,996,522

JOHN J. CHADWICK	$1,425,000	$3,203,761	$4,628,761

TODD N. SHELDON	$850,000	$1,710,113	$2,560,113

MICHELLE H. HAIRSTON	$387,500	$494,320	$881,820

(1)

Under the terms of the Executive Severance Policy, the named executive officers are eligible to receive cash severance, a prorated payout of the annual incentive award for the year of termination, a prorated payout of outstanding long-term incentive awards and a cash payment equal to health care continuation coverage in the event of a termination other than due to cause, death, disability or resignation other than for constructive termination or as a result of a corporate transaction where the executive is offered comparable employment. In addition, pursuant to the terms of the award agreements, the named executive officers are eligible to receive additional equity vesting in the event of an involuntary termination without cause (as described in footnote 4 to this table).

(2)

Amounts reported in this column represent cash severance (base salary multiplied by the applicable severance multiple) under the Executive Severance Policy for a qualifying termination of employment under the Executive Severance Policy. Under the terms of the Executive Severance Policy, as of December 31, 2021, the severance multiple applicable to each of the then-serving named executive officers other than Mr. Sheldon was two and was 1.5 for Mr. Sheldon. This benefit is also payable in the event of a Qualifying Termination following a Change in Control.

(3)

The executive will receive a prorated bonus under the Annual Incentive Program for the year in which the termination occurs, calculated based on actual performance during the year. Because termination is assumed to occur as of the last day of the fiscal year the amounts reported represent the full payout of the 2021 Annual Incentive Program award. This amount is also reported as 2021 compensation in the 2021 Summary Compensation Table. This benefit is also payable in the event of a Qualifying Termination following a Change in Control.

(4)

Amounts in these columns reflect the long-term incentive awards and equity-based awards to be received upon a termination calculated in accordance with the 2013 Stock Incentive Plan, long-term award agreements and Retirement Policy. In the case of share grants, the equity value represents the value of the shares (determined by multiplying the closing price of $57.16 per share on December 31, 2021 by the number of unvested restricted share units that would vest following a qualifying termination of employment, death, disability or retirement). The calculation with respect to unvested long-term incentive awards and annual equity-based awards reflects the additional assumptions set forth below under the 2013 Stock Incentive Plan and long-term award agreements.

Event	Unvested Restricted Share Units	2020-2022 And 2021-2023 Performance-Based Awards

Voluntary Termination of Employment (Other than for Good Reason Following a Change in Control or Retirement)	Forfeit	Forfeit
Voluntary Termination of Employment Due to Constructive Termination Under Executive Severance Policy	Forfeit	Prorated, based on actual Company performance and service through termination date
Involuntary Termination of Employment (Other than for Cause)	Forfeit, unless Committee exercises discretion pursuant to the applicable stock incentive plan to provide for acceleration. For purposes of quantifying potential payments that may be received upon a termination of employment, we have assumed that the Committee exercised discretion to provide for acceleration upon a termination of employment as of December 31, 2021.	Prorated, based on actual Company performance and service through termination date

Retirement (with consent of Company and execution of a non-competition, non- solicitation and confidentiality agreement)	50% of the common shares subject to the award that were not vested immediately prior to the employee’s	Prorated, based on actual Company performance and service through termination date

48	PULTEGROUP, INC. | 2022 PROXY STATEMENT

2021 EXECUTIVE COMPENSATION

Event	Unvested Restricted Share Units	2020-2022 And 2021-2023 Performance-Based Awards
qualifying retirement will vest upon such retirement date and remaining common shares will continue to vest in accordance with the original vesting schedule set forth in the underlying award agreement.
Death or Termination due to Disability	Accelerate	Prorated, based on target performance and service through termination date
Change in Control	N/A—acceleration requires change in control and a qualifying termination of employment	If executive remains employed with the Company following the change in control, award will be settled at the greater of (i) target and (ii) actual performance
Termination of Employment by the Company without Cause or by the Executive for Good Reason following a Change in Control	Accelerate	Target payout

(5)

Under the Executive Severance Policy, if the executive properly elects continued health care coverage under applicable law, the executive will receive a payment equal to the difference determined as of the date of termination between active employee premiums and continuation coverage premiums for up to 18 months of coverage. This benefit is also payable in the event of a Qualifying Termination following a Change in Control.

Risk Management and Compensation

As noted in our CD&A, a key objective of the Company’s compensation program is to appropriately incentivize our executives so that they may act in the best interests of the Company and its shareholders. The Compensation and Management Development Committee believes that its incentive compensation programs should encourage risk within parameters that are appropriate for the long-term health and sustainability of the Company’s business.

At its February 2022 meeting, the Compensation and Management Development Committee, in consultation with Semler Brossy, reviewed each compensation element, the group of employees eligible to receive each compensation element, the current performance measures and payout ranges, the potential risks posed by each compensation element as well as the processes used to mitigate any such risks. The Compensation and Management Development Committee determined that any risks associated with the Company’s executive and broad-based compensation plans were appropriately mitigated. For example, the maximum payouts under our executive and broad-based annual incentive plans are capped at 200% of target. In addition, the Company uses multiple performance metrics under the Annual Program and LTI Program (i.e., consolidated pre-tax income, operating margins and ROIC), each of which is subject to the scrutiny of our internal control system as well as the Company’s annual audit. The Compensation and Management Development Committee also believes that equity-based, long-term incentive awards which vest over a period of years aligns the interests of our executives and employees with those of our shareholders in support of the long-term health of the Company. Finally, the Compensation and Management Development Committee believes that its overall review of the competitiveness and reasonableness of the Company’s compensation programs against market data serves as another mechanism to evaluate the compensation program and to identify any risks.

The Company has adopted a clawback policy. Under the policy, in the event any named executive officer engages in “detrimental conduct” (as defined in the policy), the Committee may require that such named executive officer (i) reimburse the Company for all or any portion of any bonus, incentive payment, equity-based award or other compensation received by such named executive officer within the 36 months following such detrimental conduct and (ii) remit to the Company any profits realized from the sale of Company securities within the 36 months following such detrimental conduct. The purpose of this policy is to discourage inappropriate and excessive risks, as executives will be held accountable for conduct which is harmful to the Company.

Based on its review, the Compensation and Management Development Committee determined that the risks arising from the Company’s executive and broad-based compensation programs are not reasonably likely to have a material adverse effect on the Company.

Pay Ratio Disclosure

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are providing the following disclosure about the relationship of the median of the annual total compensation of our employees to the annual total compensation of Mr. Marshall, our President and Chief Executive Officer.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	49

2021 EXECUTIVE COMPENSATION

Ratio

For 2021,

The median of the annual total compensation of all of our employees, other than Mr. Marshall, was $136,630.

Mr. Marshall’s annual total compensation, as reported in the Total column of the 2021 Summary Compensation Table, was $16,149,555.

Based on this information, the ratio of the annual total compensation of Mr. Marshall to the median of the annual total compensation of all employees was estimated to be 118 to 1.

Identification of Median Employee

As permitted under the SEC executive compensation disclosure rules, we are electing to use the same median employee that we used for purposes of preparing our 2020 pay ratio disclosure. Since December 31, 2020 (the date used to select the 2020 median employee), there have been no changes in the Company’s employee population or employee compensation arrangements that we believe would significantly impact the pay ratio disclosure. Accordingly, we selected December 31, 2020 as the date on which to determine our median employee. As of that date, we had approximately 5,250 employees. For purposes of identifying the median employee, we considered the W-2 wages of all employees in the Company’s full-time employee population. In addition, we measured compensation for purposes of determining the median employee using the 12-month period ended December 31, 2020.

In determining the annual total compensation of the median employee, we calculated such employee’s compensation in accordance with Item 402(c)(2)(x) of Regulation S-K as required pursuant to SEC executive compensation disclosure rules. This calculation is the same calculation used to determine total compensation for purposes of the 2021 Summary Compensation Table with respect to each of the named executive officers.

50	PULTEGROUP, INC. | 2022 PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2021 with respect to our common shares that may be issued under our existing equity compensation plans:

Plan Category	Number of Common Shares to be Issued Upon Exercise of Outstanding Options (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Common Shares Reflected in Column (a)) (c)

Equity compensation plans approved by shareholders	0	$0	22,573,357

Equity compensation plans not approved by shareholders	—	—	—

Total	0	$0	22,573,357

Information regarding the material features of the equity compensation plans under which equity securities are authorized for issuance as of December 31, 2021 is included in Note 7 to the Company’s consolidated financial statements included in the Annual Report.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	51

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We or one of our subsidiaries may occasionally enter into transactions with a “related party.” Related parties include our executive officers, directors, nominees for director, 5% or more beneficial owners of our common shares, and immediate family members of these persons. We refer to transactions involving amounts in excess of $120,000 and in which the related party has a direct or indirect material interest as an “interested transaction.” Each interested transaction must be approved or ratified by the Nominating and Governance Committee of the Board in accordance with our written Related Party Transaction Policies and Procedures. The Nominating and Governance Committee will consider, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances as well as the extent of the related party’s interest in the transaction. Since January 1, 2021, there have been no interested transactions or proposed interested transactions.

Our Related Party Transaction Policies and Procedures provide that the Nominating and Governance Committee has determined that the following types of transactions are pre-approved or ratified, as applicable, by the Nominating and Governance Committee, even if such transactions involve amounts in excess of $120,000:

employment by the Company of an executive officer of the Company if: (i) the related compensation is required to be reported in our proxy statement or (ii) the compensation would have been reported in our proxy statement if the executive officer was a named executive officer and the executive officer is not an immediate family member of another executive officer or director of the Company;

compensation paid to a director if the compensation is required to be reported in our proxy statement;

any transaction with another company at which a related party’s only relationship is as an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed the greater of $1 million or 2% of that company’s total annual revenues;

any charitable contribution grant or endowment by the Company to a charitable organization, foundation or university at which a related party’s only relationship is as an employee (other than an executive officer) or a director, if the aggregate amount involved does not exceed the lesser of $1 million or 2% of the charitable organization’s total annual receipts;

any transaction where the related party’s interest arises solely from the ownership of the Company’s common shares and all holders of the Company’s common shares received the same benefit on a pro rata basis; and

any transaction involving a related party where the rates or charges involved are determined by competitive bids.

52	PULTEGROUP, INC. | 2022 PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is comprised of five directors, all of whom meet the independence standards contained in the applicable NYSE and SEC rules, and operates under a written charter adopted by the Audit Committee. The Audit Committee selects, subject to shareholder ratification, the Company’s independent public accountants.

PulteGroup management is responsible for the Company’s internal controls and financial reporting process. The Company’s independent public accountants, Ernst & Young LLP, are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, as well as an independent audit of the Company’s internal control over financial reporting and issuing an opinion on the effectiveness of internal control over financial reporting. The Audit Committee monitors the Company’s financial reporting process and reports to the board of directors on its findings.

During the last year, the Audit Committee met and held discussions with management and Ernst & Young LLP. The Audit Committee reviewed and discussed with PulteGroup management and Ernst & Young LLP the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

The Audit Committee has received from Ernst & Young LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence. The Audit Committee also discussed and confirmed with Ernst & Young LLP such firm’s independence.

The Audit Committee also considered whether the provision of other non-audit services by Ernst & Young LLP to the Company is compatible with maintaining the independence of Ernst & Young LLP, and the Audit Committee concluded that the independence of Ernst & Young LLP is not compromised by the provision of such services.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

Members of the Audit Committee André J. Hawaux, Chair Brian P. Anderson J. Phillip Holloman John R. Peshkin Lila Snyder

PULTEGROUP, INC. | 2022 PROXY STATEMENT	53

OTHER AUDIT MATTERS

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2021 and 2020, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2021	2020

Audit Fees(1)	$1,847,275	$2,127,000

Audit-Related Fees(2)	2,630	2,600

Tax Fees(3)	15,350	25,145

All Other Fees(4)	—	—

	$1,865,255	$2,154,745

Notes:

(1)

Audit services consisted principally of the audit of the consolidated financial statements included in the Company’s Annual Report, the audit of the effectiveness of the Company’s internal control over financial reporting, reviews of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q and various statutory audit reports.

(2)	Audit-related services consisted principally of fees for on-line subscriptions.

(3)	Tax services consisted of tax planning, tax compliance assistance and the review of tax returns.

(4)	The Company did not engage Ernst & Young LLP to perform any other services during the years ended December 31, 2021 and 2020.

Audit Committee Preapproval Policies

The Audit Committee has adopted strict guidelines and procedures on the use of Ernst & Young LLP to provide any services, including a requirement that the Audit Committee approve in advance any services to be provided by Ernst & Young LLP. The Audit Committee approves the annual audit services and fees at its meeting in February and then reviews the Ernst & Young LLP audit plan for the current year during its May meeting. Prior to the commencement of any other audit-related, tax or other service, the Audit Committee reviews each individual arrangement, including the nature of the services to be provided and the estimate of the fees to be incurred, prior to engaging Ernst & Young LLP to perform the service to confirm that such services will not impair the independence of Ernst & Young LLP. Pursuant to its Charter, the Audit Committee has delegated to its Chairman the authority to approve any permitted services from Ernst & Young LLP for which fees are not expected to exceed $50,000. The Chairman will report any such approvals to the full Audit Committee for ratification at the next scheduled meeting. The Chairman did not exercise such authority in 2020 or 2021.

54	PULTEGROUP, INC. | 2022 PROXY STATEMENT

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF

ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED

PUBLIC ACCOUNTANT FOR 2022

The Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accountant for 2022.

•  Independent firm with a reputation for integrity and competence

•  Provides significant financial reporting expertise

•  Few ancillary services and reasonable fees

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the independent external audit firm that performs audit services for the Company. The Audit Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for 2022, and the board of directors and the Audit Committee recommend that the shareholders ratify this appointment.

In considering Ernst & Young LLP’s appointment for the 2022 fiscal year, the Audit Committee reviewed the firm’s qualifications and competencies, including the following factors:

   Ernst & Young LLP’s historical performance and its performance during its engagement for the 2021 fiscal year;

   Ernst & Young LLP’s capability and expertise in handling the breadth and complexity of the Company’s operations;

   the qualifications and experience of key members of the engagement team, including the lead audit partner, for the audit of the Company’s financial statements;

   the quality of Ernst & Young LLP’s communications with the Audit Committee during the audit, and with management with respect to issues identified in the audit;

   external data on audit quality and performance, including recent Public Company Accounting Oversight Board reports on Ernst & Young LLP; and

   Ernst & Young LLP’s reputation for integrity and competence in the fields of accounting and auditing.

In order to ensure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent auditor. The Audit Committee also ensures that the mandated rotation of Ernst & Young LLP’s personnel occurs.

Although there is no requirement that Ernst & Young LLP’s appointment be terminated if the ratification fails, the Audit Committee will consider the appointment of other independent registered public accounting firms if the shareholders choose not to ratify the appointment of Ernst & Young LLP. The Audit Committee may terminate the appointment of Ernst & Young LLP as our independent registered public accounting firm without the approval of the shareholders whenever the Audit Committee deems such termination appropriate.

Amounts paid by us to Ernst & Young LLP for audit and non-audit services rendered in 2021 and 2020 are disclosed elsewhere in this Proxy Statement.

Ernst & Young LLP served as our independent registered public accounting firm during 2021 and has served in this role for us since 1973. Representatives of Ernst & Young LLP are expected to attend the annual meeting and will be available to respond to appropriate questions, and to make a statement if they wish to do so.

The Board of Directors and the Audit Committee recommend that shareholders vote “FOR” ratification of the appointment of Ernst & Young LLP as PulteGroup’s independent registered public accountant for 2022.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	55

PROPOSAL 3 - SAY-ON-PAY: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Board recommends a vote FOR this proposal.

•  Ongoing review of compensation practices by Compensation and Management Development Committee with assistance from an independent compensation consultant

•  Compensation programs designed to reward executives for performance against established performance objectives and improving shareholder returns

•  Adherence to commonly viewed executive compensation best practices

Pursuant to Section 14A of the Exchange Act, we are providing shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. The advisory vote to approve executive compensation described in this proposal is commonly referred to as a “say-on-pay vote.”

The Company asks that you indicate your approval of the compensation paid to our named executive officers as described on pages 23 through 50 of this Proxy Statement. Because your vote is advisory, it will not be binding on the board of directors. However, the board of directors and the Compensation and Management Development Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.

At the 2021 annual meeting of shareholders, the Company’s say-on-pay proposal was approved, on an advisory basis, by over 92% of the votes cast. At the Company’s 2017 annual meeting of shareholders, shareholders were asked to vote on a proposal seeking their views as to whether the say-on-pay vote should be held every year, every two years or every three years. A majority of shareholders voting on the matter indicated a preference for holding such vote on an annual basis. Accordingly, our board of directors decided, as previously disclosed, that the advisory vote on executive compensation will be held on an annual basis at least until the next non-binding shareholder vote on the frequency with which the advisory vote on executive compensation should be held.

As described in the Compensation Discussion and Analysis, our overall compensation philosophy applicable to named executive officers is to provide a compensation program that is intended to attract and retain qualified executives for the Company through fluctuating business cycles, provide them with incentives to achieve our strategic, operational, and financial goals, increase shareholder value, and reward long-term financial success.

Key principles of our executive compensation philosophy include:

providing total compensation levels that are competitive with our direct competitors within the homebuilding industry, as well as companies of similar size and complexity in related industries;

fostering a pay for performance environment by delivering a significant portion of total compensation through performance-based, variable pay;

aligning the long-term interests of our executives with those of our shareholders;

requiring our executives to own significant levels of Company shares;

balancing cash compensation with equity compensation so that each executive has a significant personal financial stake in the Company’s share price performance (in general, we seek to provide a significant portion of total compensation to named executive officers in the form of equity-based compensation); and

balancing short-term compensation with long-term compensation to focus our senior executives on the achievement of both operational and financial goals and longer-term strategic objectives.

This proposal gives our shareholders the opportunity to express their views on the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. For the reasons discussed above, we are asking our shareholders to indicate their support for our named executive officer compensation by voting FOR the following resolution at the annual meeting:

56	PULTEGROUP, INC. | 2022 PROXY STATEMENT

PROPOSAL 3 - SAY-ON-PAY: ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure includes the Compensation Discussion and Analysis, the 2021 Summary Compensation Table and the other related tables and disclosure).

The Board recommends that shareholders vote “FOR” the approval of the advisory resolution relating to the compensation of our named executive officers as disclosed in this Proxy Statement.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	57

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO EXTEND THE TERM OF THE COMPANY’S AMENDED AND RESTATED SECTION 382 RIGHTS AGREEMENT, AS AMENDED

The Board recommends a vote FOR the approval of an amendment to extend the term of the Company’s Amended and Restated Section 382 Rights Agreement, as amended. • Protect value of deferred tax assets

The Company entered into an Amended and Restated Section 382 Rights Agreement, dated as of March 18, 2010 (the “Original Rights Agreement”), with Computershare Trust Company, N.A., as rights agent. The Original Rights Agreement was not designed to protect shareholders against the possibility of a hostile takeover, but was adopted in an effort to protect shareholder value by preserving the Company’s ability to use its net operating losses, built-in losses and other tax benefits (collectively, the “NOLs”). The Original Rights Agreement was approved by the shareholders of the Company on May 12, 2010.

On March 14, 2013, the board of directors adopted an amendment to the Original Rights Agreement to extend the expiration date of the Rights Agreement from June 1, 2013 to June 1, 2016 (the “First Rights Plan Amendment”). The First Rights Plan Amendment was approved by the shareholders of the Company on May 8, 2013.

On March 10, 2016, the board of directors adopted an amendment to the Original Rights Agreement to extend the expiration date of the Rights Agreement from June 1, 2016 to June 1, 2019 (the “Second Rights Plan Amendment”). The Second Rights Plan Amendment was approved by the shareholders of the Company on May 4, 2016.

On March 7, 2019, the board of directors adopted an amendment to the Original Rights Agreement to extend the expiration date of the Rights Agreement from June 1, 2019 to June 1, 2022 (the “Third Rights Plan Amendment”). The Third Rights Plan Amendment was approved by the shareholders of the Company on May 8, 2019.

On May 8, 2020, the board of directors approved an amendment to the Original Rights Agreement to remove the references to (i) our founder, William J. Pulte, any spouse of William J. Pulte, any descendant of William J. Pulte and any spouse of such descendant, any estate of any of the foregoing, any trust or other arrangement for the benefit of any of the foregoing or any charitable organization established by any of the foregoing (collectively, the “Pulte Family”) and (ii) any group that includes any member or members of the Pulte Family if a majority of the “Corporation Securities” (as defined in the Original Rights Agreement) beneficially owned by the members of such group are beneficially owned by a member or members of the Pulte Family (a “Pulte Group”) from the definition of Acquiring Person (as defined below), and to make certain other conforming changes (the “Fourth Rights Plan Amendment”).

On March 10, 2022, the board of directors adopted an amendment to the Original Rights Agreement to extend the expiration date of the Rights Agreement from June 1, 2022 to June 1, 2025 (the “Fifth Rights Plan Amendment”, and collectively with the Original Rights Agreement, the First Rights Plan Amendment, the Second Rights Plan Amendment, the Third Rights Plan Amendment and the Fourth Rights Plan Amendment, the “Rights Agreement”) so that the Rights Agreement will continue to protect shareholder value by preserving the Company’s NOLs. The board of directors is asking shareholders to approve the Fifth Rights Plan Amendment.

If shareholders do not approve the Fifth Rights Plan Amendment by June 1, 2022, the Rights Agreement will automatically expire on that date.

Background and Reasons for the Proposal

As of December 31, 2021, we estimate that the Company had approximately $348 million (before valuation allowances) of deferred tax assets generated by state net operating losses, built-in losses and other tax benefits. The rules for state net operating losses vary from state to state, but many do not fully expire for many years. To the extent we have future taxable income in the states where we have net operating losses, and until the net operating losses expire, they can be used to offset future taxable income, if any, in those states. The Company also has significant built-in losses for both federal and state tax purposes, meaning it holds assets that have a tax basis in excess of fair market value that are expected to generate tax losses in the future.

58	PULTEGROUP, INC. | 2022 PROXY STATEMENT

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO EXTEND THE TERM OF THE COMPANY’S AMENDED AND RESTATED SECTION 382 RIGHTS AGREEMENT, AS AMENDED

Because the amount, timing and location of the Company’s future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount of NOLs that can ultimately be used to reduce the Company’s income tax liability. However, we continue to believe the NOLs are a valuable asset and that it is in the Company’s best interests to attempt to preserve their use by extending the expiration of the Rights Agreement. The Fifth Rights Plan Amendment leaves the Rights Agreement unchanged in all material respects, other than to extend the expiration date of the Rights Agreement from June 1, 2022 to June 1, 2025.

Limitations on the Company’s ability to use the NOLs could arise if the Company undergoes an “ownership change” under Section 382 of the Code (“Section 382”). While Section 382 is a rule applicable to federal NOLs, many states follow similar principles to determine the availability of state NOLs, either by directly referencing Section 382 in the state rules or by using federal taxable income as the starting point for determining taxable income in the state. Calculating whether an “ownership change” has occurred is subject to inherent uncertainty. This uncertainty results from the complexity and ambiguity of the Section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities on a timely basis. Based upon the information available to us, along with our evaluation of various scenarios, we believe that the Company has not experienced an “ownership change”; however, the amount by which the Company’s ownership may change in the future is uncertain.

Section 382 Ownership Calculations

The benefit of the NOLs could be significantly reduced if the Company were to experience an “ownership change” as defined in Section 382. In order to determine whether an “ownership change” has occurred, the Company must compare the percentage of shares owned by each 5.0-percent shareholder immediately after the close of the testing date to the lowest percentage of shares owned by such 5.0-percent shareholder at any time during the testing period (which is generally a three-year rolling period). An “ownership change” occurs if the aggregate increase in ownership by all such 5.0-percent shareholders exceeds 50 percentage points.

For example, if a single investor acquired more than 50% of the Company’s shares in a three-year period, an “ownership change” would occur. Similarly, if ten persons, none of whom owned shares, each acquired slightly over 5.0% of the Company’s shares within a three-year period (so that such persons owned, in the aggregate, more than 50%), an “ownership change” would occur.

In the event of an “ownership change,” the annual limit pursuant to Section 382 (the “382 Limitation”) is obtained by multiplying (i) the aggregate value of the Company’s outstanding equity immediately prior to the “ownership change” (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (ii) the federal long-term tax-exempt interest rate in effect for the month of the “ownership change.” In calculating the 382 Limitation, numerous special rules and limitations apply, including provisions dealing with “built-in gains and losses” (which may or may not limit the Company’s ability to utilize its built-in losses, depending on its overall valuation at the time of any ownership change). In those states that follow Section 382, the 382 Limitation must then be apportioned according to the specific rules of that state. If the Company were to have taxable income in a state in excess of the 382 Limitation apportioned to that state following a Section 382 “ownership change,” it would not be able to offset tax on the excess income with the NOLs. Although any loss carryforwards not used as a result of any Section 382 Limitation would generally remain available to offset income in future years (again, subject to the Section 382 Limitation) until the NOLs expire, any subsequent “ownership change” could significantly defer the utilization of the loss carryforwards, accelerate payment of income tax and cause some of the NOLs to expire unused. Because the aggregate value of the Company’s outstanding shares and the federal long-term tax-exempt interest rate fluctuate, and the rules vary from state to state on how any 382 Limitation would be apportioned, it is impossible to predict the Section 382 Limitation on the Company’s NOLs should an “ownership change” occur in the future. However, such limitation could be material.

In determining whether an “ownership change” has occurred, the rules of Section 382 are very complex, and are beyond the scope of this summary discussion. Some of the factors that must be considered in performing a Section 382 “ownership change” analysis include the following:

All holders who each own less than 5.0% of a company’s common shares are generally (but not always) collectively treated as a single 5.0-percent shareholder. Transactions in the public markets among shareholders who are not 5.0-percent shareholders are generally (but not always) treated as within this single 5.0-percent shareholder.

There are several rules regarding the aggregation and segregation of shareholders who otherwise do not qualify as 5.0-percent shareholders. Certain constructive ownership rules, which generally attribute ownership of shares owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of share ownership of a particular shareholder. Ownership of shares is generally attributed to both their ultimate beneficial owner as well as to “first-tier” and “higher-tier” entities, including trusts, corporations, partnerships, or other entities.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	59

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO EXTEND THE TERM OF THE COMPANY’S AMENDED AND RESTATED SECTION 382 RIGHTS AGREEMENT, AS AMENDED

Acquisitions by a person that cause that person to become a 5.0-percent shareholder generally result in a five percentage (or more) point change in ownership, regardless of the size of the final purchase that caused the threshold to be exceeded.

Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an “ownership change.”

The redemption or buyback of shares by an issuer will increase the ownership of any 5.0-percent shareholders (including groups of shareholders treated as a single 5.0-percent shareholder) and can contribute to an “ownership change.” In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5.0% to become a 5.0-percent shareholder, resulting in a five percentage (or more) point change in ownership.

Description of the Rights Agreement

The following description of the Rights Agreement is qualified in its entirety by reference to the text of the Original Rights Agreement, as amended by the First Rights Plan Amendment, the Second Rights Plan Amendment, the Third Rights Plan Amendment and the Fourth Rights Plan Amendment, which are attached to this Proxy Statement as Appendix I and the text of the Fifth Rights Plan Amendment, which is attached to this Proxy Statement as Appendix II. We urge you to read carefully the Original Rights Agreement, as amended, and the Fifth Rights Plan Amendment in their entirety, as the discussion below is only a summary.

The Rights Agreement is intended to act as a deterrent to any person acquiring beneficial ownership of 4.9% or more of our outstanding common shares within the meaning of Section 382 and the Treasury Regulations promulgated thereunder (an “Acquiring Person”) without the approval of the Board. Shareholders who beneficially owned 4.9% or more of the Company’s outstanding common shares as of the close of business on March 5, 2009 are not an Acquiring Person so long as they do not acquire any additional common shares at a time when they still beneficially own 4.9% or more of the Company’s common shares. Following the Fourth Rights Plan Amendment, the Pulte Family and any Pulte Group are no longer exempted from the definition of Acquiring Person. The Board may, in its sole discretion, exempt any additional person or group from being deemed an Acquiring Person for purposes of the Rights Agreement.

The Rights. On March 5, 2009, in connection with the adoption of the original Section 382 rights agreement (which was subsequently amended and restated as of March 18, 2010 and amended as of March 14, 2013, March 10, 2016, March 7, 2019 and May 11, 2020), the board of directors authorized the issuance of one right per outstanding common share payable to the Company’s shareholders of record as of March 16, 2009, and the rights were issued on March 16, 2009. Subject to the terms, provisions and conditions of the Rights Agreement, if the rights become exercisable, each right would initially represent the right to purchase from us one one-thousandth of a share of the Company’s Series A Junior Participating Preferred Shares, par value $0.01 per share (the “Series A Preferred Shares”), for a purchase price of $50.00 per right (the “Purchase Price”). If issued, each fractional Series A Preferred Share would give the shareholder approximately the same dividend, voting and liquidation rights as does one common share. However, prior to exercise, a right does not give its holder any rights as a shareholder of the Company, including any dividend, voting or liquidation rights.

Initial Exercisability. The rights are not exercisable until the earlier of (i) ten days after a public announcement that a person has become an Acquiring Person or such earlier date as the Board becomes aware that there is an Acquiring Person and (ii) ten business days (or such later date as may be determined by the Board) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person. We refer to the date that the rights become exercisable as the “Distribution Date.”

Until the Distribution Date, the Company’s common share certificates or the ownership statements issued with respect to uncertificated common shares will evidence the rights and will contain a notation to that effect. Any transfer of common shares prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, separate rights certificates will be issued and the rights may be transferred apart from the transfer of the underlying common shares, unless and until the Board has determined to effect an exchange pursuant to the Rights Agreement (as described below).

Flip-In Event. In the event that a person becomes an Acquiring Person, each holder of a right, other than rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a right and payment of the Purchase Price, a number of common shares having a market value of two times the Purchase Price. However, rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the rights are no longer redeemable by the Company (as described below).

60	PULTEGROUP, INC. | 2022 PROXY STATEMENT

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO EXTEND THE TERM OF THE COMPANY’S AMENDED AND RESTATED SECTION 382 RIGHTS AGREEMENT, AS AMENDED

Exempted Persons and Exempted Transactions. The Board recognizes that there may be instances when an acquisition of the Company’s common shares that would cause a shareholder to become an Acquiring Person may not jeopardize or endanger in any material respect the availability of the NOLs to the Company. Accordingly, the Rights Agreement grants discretion to the Board to designate a person as an “Exempted Person” or to designate a transaction involving the Company’s common shares as an “Exempted Transaction.” An “Exempted Person” cannot become an Acquiring Person and an “Exempted Transaction” cannot result in a person becoming an Acquiring Person. The Board can revoke an “Exempted Person” designation if it subsequently makes a contrary determination regarding whether a person jeopardizes or endangers in any material respect the availability of the NOLs to the Company.

Redemption. At any time until ten calendar days following the first date of public announcement that a person has become an Acquiring Person or such earlier date as a majority of the Board becomes aware of the existence of an Acquiring Person, the Board may redeem the rights in whole, but not in part, at a price of $0.001 per right (the “Redemption Price”). The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the Redemption Price.

Exchange. At any time after a person becomes an Acquiring Person and prior to the acquisition by the Acquiring Person of 50% or more of the outstanding common shares, subject to certain limitations, the Board may exchange the rights (other than rights that have become void), in whole or in part, at an exchange ratio of one common share, or a fractional Series A Preferred Share (or of a share of a similar class or series of our preferred shares having similar rights, preferences and privileges) of equivalent value, per right (subject to adjustment). Immediately upon an exchange of any rights, the right to exercise such rights will terminate and the only right of the holders of rights will be to receive the number of common shares (or fractional Series A Preferred Share or of a share of a similar class or series of our preferred shares having similar rights, preferences and privileges) equal to the number of such rights held by such holder multiplied by the exchange ratio.

Expiration. The rights and the Rights Agreement will expire on the earliest of the following:

June 1, 2022 if the Fifth Rights Plan Amendment has not been approved by the shareholders by such date;

the close of business on June 1, 2025 if the Fifth Rights Plan Amendment has been approved by the shareholders by June 1, 2022;

the redemption of the rights;

the exchange of the rights;

the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits; and

the close of business on the first day of a taxable year to which the Board determines that certain tax benefits may not be carried forward.

Anti-Dilution Provisions. The Board may adjust the Purchase Price of the Series A Preferred Shares, the number of Series A Preferred Shares issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series A Preferred Shares or of the Company’s common shares. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments. For so long as the rights are redeemable, the Board may supplement or amend any provision of the Rights Agreement in any respect without the approval of the holders of the rights. From and after the time there is an Acquiring Person, no amendment can adversely affect the interests of the holders of the rights.

Certain Considerations Relating to the Rights Agreement.

The Board believes that continuing to attempt to protect the NOLs described above is in the Company’s and the shareholders’ best interests. Nonetheless, we cannot eliminate the possibility that an “ownership change” will occur even if the Fifth Rights Plan Amendment is approved. You should consider the factors below when making your decision.

Future Use and Amount of the NOLs is Uncertain. The Company’s use of the NOLs depends on its ability to generate taxable income in the future. The Company cannot assure you whether it will have taxable income in any applicable period or, if it does, whether such income or the NOLs at such time will exceed any potential Section 382 limitation.

Potential Challenge to the NOLs. The amount of the NOLs has not been audited or otherwise validated by the Internal Revenue Service or any state taxing authorities. These taxing authorities could challenge the amount of the NOLs, which could result in an increase in the Company’s liability in the future for income taxes. In addition, determining whether an “ownership change” has occurred is subject to uncertainty, both

PULTEGROUP, INC. | 2022 PROXY STATEMENT	61

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO EXTEND THE TERM OF THE COMPANY’S AMENDED AND RESTATED SECTION 382 RIGHTS AGREEMENT, AS AMENDED

because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, the Company cannot assure you that the IRS or other taxing authority will not claim that the Company experienced an “ownership change” and attempt to reduce the benefit of the NOLs, other deferred tax assets or built-in losses even if the Fifth Rights Plan Amendment is approved and the Rights Agreement is in place.

Continued Risk of Ownership Change. Although the Fifth Rights Plan Amendment is intended to diminish the likelihood of an “ownership change,” the Company cannot assure you that it will be effective. The amount by which the Company’s ownership may change in the future could, for example, be affected by purchases and sales of shares by 5.0-percent shareholders, over which the Company has no control, and new transactions in shares by the Company, should it choose to do so.

Potential Effects on Liquidity. The Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of common shares in excess of the specified limitations. A shareholder’s ability to dispose of the Company’s common shares may be limited if the Fifth Rights Plan Amendment reduces the number of persons willing to acquire the Company’s common shares or the amount they are willing to acquire. A shareholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Shareholders are advised to carefully monitor their ownership of the Company’s shares and consult their own legal advisors and/or us to determine whether their ownership of the Company’s shares approaches the proscribed level.

Potential Impact on Value. The Fifth Rights Plan Amendment could negatively impact the value of the Company’s common shares by deterring persons or groups of persons from acquiring the Company’s common shares, including in acquisitions for which some shareholders might receive a premium above market value.

Anti-Takeover Effect. The Board adopted the Rights Agreement to diminish the risk that the Company’s ability to use the NOLs to reduce potential federal income tax obligations becomes limited. Nonetheless, the Fifth Rights Plan Amendment may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.9% or more of the Company’s common shares or, in the case of a person or group of persons that already own 4.9% or more of the Company’s common shares, from acquiring any additional common shares. The Fifth Rights Plan Amendment could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares.

Existing provisions in the Company’s articles and by-laws may also have the effect of delaying or preventing a merger with or acquisition of the Company, even where the shareholders may consider it to be favorable. These provisions could also prevent or hinder an attempt by shareholders to replace our current directors and include: (i) a limitation on the maximum number of directors; (ii) advance notice requirements for nominations by shareholders for election to the board of directors, (iii) the ability of the board of directors to designate and issue shares of the Company’s preferred stock, and (iv) certain limitations on shareholders holding 10% or more of the Company’s shares and their affiliates from engaging in a merger or similar transaction with the Company. In addition, Chapter 7A of the Michigan Business Corporation Act may affect attempts to acquire control of the Company. In general, under Chapter 7A, “business combinations” (defined to include, among other transactions, certain mergers, dispositions of assets or shares and recapitalizations) between covered Michigan business corporations or their subsidiaries and an “interested shareholder” (defined as the direct or indirect beneficial ownership of at least 10% of the voting power of a covered corporation’s shares) can be consummated only if approved by at least 90% of the votes of each class of the corporation’s shares entitled to vote and by at least two-thirds of such voting shares not held by the “interested shareholder”, or such shareholder’s affiliates, unless five years have elapsed after the person involved became an “interested shareholder” and unless certain price and other conditions are satisfied. The board of directors may exempt “business combinations” with a particular “interested shareholder” by resolution adopted prior to the time the “interested shareholder” attained that status. The Company has elected not to be governed by Chapter 7A of the Michigan Business Corporation Act; however, the board of directors may terminate such election.

By-laws of the Company

Article IX of the Company’s by-laws provides that any transfer of the Company’s securities is prohibited and will be void if such transfer results in any person or group owning 4.9% or more of the Company’s then-outstanding common shares (a “4.9-percent Shareholder”), or if such transfer would increase the percentage ownership interest of a 4.9-percent Shareholder. These transfer restrictions are subject to certain exceptions, including an exception for transfers approved by the Board or a committee thereof. These transfer restrictions are applicable to transfers made, or pursuant to agreements entered into, between the date of the by-laws and such date as may be determined by the board of directors in accordance with Article IX of the by-laws.

62	PULTEGROUP, INC. | 2022 PROXY STATEMENT

PROPOSAL 4 - APPROVAL OF AN AMENDMENT TO EXTEND THE TERM OF THE COMPANY’S AMENDED AND RESTATED SECTION 382 RIGHTS AGREEMENT, AS AMENDED

Although Article IX of the by-laws is intended to reduce the likelihood of an “ownership change” that could adversely affect the Company, we cannot assure you that such restrictions would prevent all transfers that could result in such an “ownership change”. In particular, absent a court determination, there can be no assurance that the acquisition restrictions in the by-laws will be enforceable against all shareholders. They may be subject to challenge on equitable or other grounds. In particular, the restrictions may not be enforceable against shareholders who do not have notice of the restrictions at the time they acquired their shares. Accordingly, the Board believes that extending the expiration date of the Rights Agreement is in the best interests of all of the shareholders.

The Board recommends a vote FOR the approval of an amendment to extend the term of the Company’s Amended and Restated Section 382 Rights Agreement, as amended.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	63

PROPOSAL 5 - APPROVAL OF PULTEGROUP, INC.

2022 STOCK INCENTIVE PLAN

The Board recommends a vote FOR this proposal.

•  Align the interests of our shareholders and recipients of awards under the 2022 Stock Incentive Plan by increasing the proprietary interest of such recipients in the Company’s growth and success

•  Advance the interests of the Company by attracting and retaining officers, other employees, non-employee directors, consultants, independent contractors and agents

•  Motivate such persons to act in the long-term best interests of the Company and its shareholders

At the annual meeting, our shareholders will be asked to approve the PulteGroup, Inc. 2022 Stock Incentive Plan (the “2022 Plan”). The 2022 Plan was approved by the Board on February 2, 2022, subject to shareholder approval. Shareholder approval of the 2022 Plan will provide the Company with flexibility to grant awards from a pool of shares available under the 2022 Plan for purposes of retaining, motivating and rewarding participants in the 2022 Plan. If approved by shareholders, the 2022 Plan will replace the PulteGroup, Inc. 2013 Stock Incentive Plan (the “Prior Plan”) and no future grants will be made under the Prior Plan after the effective date of the 2022 Plan. If the 2022 Plan is not approved by shareholders, the Company will continue to operate the Prior Plan in accordance with its terms until its expiration in May 2023 or its earlier termination by the Board.

The purposes of the 2022 Plan are to:

   align the interests of our shareholders and recipients of awards under the 2022 Plan by increasing the proprietary interest of such recipients in the Company’s growth and success;

   advance the interests of the Company by attracting and retaining officers, other employees, non-employee directors, consultants, independent contractors and agents; and

   motivate such persons to act in the long-term best interests of the Company and its shareholders.

Underthe 2022 Plan, the Company may grant:

   non-qualified stock options;

   incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”));

   stock appreciation rights (“SARs”);

   restricted stock, restricted stock units and other stock awards (“Stock Awards”); and

   performance awards.

As of March 15, 2022, approximately 6,200 employees and ten non-employee directors would be eligible to participate in the 2022 Plan, if selected by the Plan Committee (as defined below) to participate; however, participation in the Prior Plan has historically been limited to non-employee directors and certain senior-level employees, which, as of March 15, 2022, included approximately 450 employees and all of our non-employee directors.

Plan Highlights

Some of the key features of the 2022 Plan are as follows:

the 2022 Plan will be administered by a committee of the Board or a subcommittee thereof, comprised entirely of independent directors;

options and SARs granted under the 2022 Plan may not be repriced without shareholder approval;

under the 2022 Plan, the maximum number of common shares available for awards is 11,800,000, reduced by shares granted under the Prior Plan after December 31, 2021;

64	PULTEGROUP, INC. | 2022 PROXY STATEMENT

PROPOSAL 5 - APPROVAL OF PULTEGROUP, INC. 2022 STOCK INCENTIVE PLAN

except with respect to substitute awards granted in connection with a corporate transaction, the purchase price of options and the base price for SARs granted under the 2022 Plan may not be less than the fair market value of a common share on the date of grant;

prohibition of the recycling of shares used to pay the exercise price or taxes with respect to options and SARs;

no dividend equivalents on stock options or SARs;

annual non-employee director compensation limit;

no liberal definition of “change in control;” and

awards granted under the 2022 Plan will be subject to our clawback policy, as in effect from time to time.

Description of the 2022 Plan

The following description is qualified in its entirety by reference to the plan document, a copy of which is attached to this Proxy Statement as Appendix III and incorporated herein by reference.

Administration

The 2022 Plan will be administered by a committee designated by the Board of Directors (the “Plan Committee”) or a subcommittee thereof, consisting of two or more members of the Board, each of whom may be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) “independent” within the meaning of the rules of the NYSE.

Subject to the express provisions of the 2022 Plan, the Plan Committee will have the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by an agreement. The Plan Committee will also have authority to establish rules and regulations for administering the 2022 Plan and to decide questions of interpretation or application of any provision of the 2022 Plan. The Plan Committee may, in its sole discretion and for any reason, take any action such that (i) any outstanding options and SARs will become exercisable in part or in full, (ii) all or a portion of a restriction period applicable to any outstanding award will lapse (iii) all or a portion of any performance period applicable to any outstanding award will lapse, and (iv) any performance measures applicable to any outstanding award will be deemed satisfied at the target, maximum or any other level.

The Plan Committee may delegate some or all of its power and authority under the 2022 Plan to the Board, the President and Chief Executive Officer or such other executive officer of the Company as the Plan Committee deems appropriate, except that it may not delegate its power and authority to a member of the Board, the Chairman, President and Chief Executive Officer or any other executive officer with regard to the selection for participation in the 2022 Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

Available Shares

Under the 2022 Plan, 11,800,000 common shares, reduced by the number of common shares granted under the Prior Plan after December 31, 2021, will initially be available for all awards, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event. No more than 11,800,000 common shares in the aggregate may be issued under the 2022 Plan in connection with incentive stock options. The number of common shares that remain available for future grants will be reduced by the sum of the aggregate number of shares which become subject to outstanding options, outstanding free-standing SARs, outstanding Stock Awards and outstanding performance awards denominated in common shares. Common shares subject to an outstanding option, free-standing SAR or Stock Award granted under either the 2022 Plan or the Prior Plan that are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding common shares subject to an option cancelled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option), or (ii) the settlement of such award in cash, will again be available under the 2022 Plan; provided, however, that common shares subject to an award under the 2022 Plan or the Prior Plan will not again be available for issuance under the 2022 Plan if such shares are (a) shares that were subject to an option or a stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (b) shares delivered to or withheld by the Company to pay the purchase price or withholding taxes relating to an outstanding option or SAR or (c) shares repurchased by the Company on the open market with the proceeds of an option exercise. Shares delivered to or withheld by the Company to pay withholding taxes for Stock Awards or performance awards granted under the 2022 Plan or the Prior Plan will again be available for issuance under the 2022 Plan. On March 15, 2022 the closing sales price per common share as reported on the NYSE was $46.45.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	65

PROPOSAL 5 - APPROVAL OF PULTEGROUP, INC. 2022 STOCK INCENTIVE PLAN

Non-Employee Director Compensation Limit

The aggregate value of cash compensation and the grant date fair value of common shares that may be awarded or granted during any fiscal year of the Company to any non-employee director, for his or her services as a non-employee director, will not exceed $750,000. This compensation limit will not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or compensation received by the director in his or her capacity as an executive officer or employee of the Company.

Change in Control

Unless otherwise provided in an award agreement, in the event of a change in control of the Company, the Board (as constituted prior to such change in control) may, in its discretion, require that (i) some or all outstanding options and SARs will become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the performance period applicable to some or all outstanding awards will lapse in full or in part, and (iv) the performance measures applicable to some or all outstanding awards will be deemed satisfied at the target, maximum, or any other level. In addition, in the event of a change in control, the Board may, in its discretion, require that shares of stock of the company resulting from such change in control, or the parent thereof, or other property be substituted for some or all of the common shares subject to outstanding awards as determined by the Board, and/or require outstanding awards to be surrendered to the Company in exchange for a payment of cash, shares of capital stock in the company resulting from the change in control, or the parent thereof, other property or a combination of cash and shares or other property.

Under the terms of the 2022 Plan, a change in control is generally defined as (i) certain acquisitions of 40% or more of the then outstanding common shares, (ii) a change in our Board resulting in the incumbent directors ceasing to constitute at least a majority of our Board, (iii) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (unless, among other conditions, the Company’s shareholders receive more than 60% of the stock of the resulting company) or (iv) the consummation of a liquidation or dissolution of the Company.

Effective Date, Termination and Amendment

If approved by our shareholders at the annual meeting, the 2022 Plan will become effective as of the date of such shareholder approval of the 2022 Plan, and will terminate as of the first annual meeting of the Company’s shareholders to occur on or after the tenth anniversary of the effective date, unless earlier terminated by the Board. The Board may amend the 2022 Plan at any time, subject to shareholder approval if (i) required by applicable law, rule or regulation, including any rule of the NYSE, or (ii) the Board seeks to modify the option and SAR repricing provisions in the 2022 Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

Stock Options and SARs

The 2022 Plan provides for the grant of non-qualified stock options, incentive stock options and SARs. The Plan Committee will determine the conditions to the exercisability of each option and SAR.

Each option will be exercisable for no more than ten (10) years after its date of grant, unless the option is an incentive stock option and the optionee owns greater than ten percent (10%) of the voting power of all shares of capital stock of the Company (a “ten percent holder”), in which case the option will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the purchase price of an option will not be less than 100% of the fair market value of a common share on the date of grant, unless the option is an incentive stock option and the optionee is a ten percent holder, in which case the option purchase price will be the price required by the Code, currently 110% of fair market value.

Each free-standing SAR will be exercisable for no more than ten (10) years after its date of grant, and no SAR granted in tandem with an option (a “tandem SAR”) shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. Except in the case of substitute awards granted in connection with a corporate transaction, the base price of an SAR will not be less than 100% of the fair market value of a common share on the date of grant, provided that the base price of a tandem SAR will be the purchase price of the related option. An SAR entitles the holder to receive upon exercise (subject to withholding taxes) common shares (which may be restricted stock), with a value equal to the difference between the fair market value of the common shares on the exercise date and the base price of the SAR. The 2022 Plan prohibits the payment of dividends or dividend equivalents with respect to options and SARs.

66	PULTEGROUP, INC. | 2022 PROXY STATEMENT

PROPOSAL 5 - APPROVAL OF PULTEGROUP, INC. 2022 STOCK INCENTIVE PLAN

All of the terms relating to the exercise, cancellation or other disposition of options and SARs following the termination of employment or service, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

Subject to the adjustment provisions set forth in the 2022 Plan, the Plan Committee will not without the approval of the shareholders of the Company (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the fair market value of a common share on the date of such cancellation, in each case other than in connection with a change in control.

Stock Awards

The 2022 Plan provides for the grant of Stock Awards. The Plan Committee may grant a Stock Award either as a restricted stock award, restricted stock unit award or other stock award. Except as otherwise determined by the Plan Committee, restricted stock awards or restricted stock unit awards will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment or service of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock awarded will have rights as a shareholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock; provided, however, that (i) distributions other than regular cash dividends, and (ii) regular cash dividends with respect to common shares that are subject to performance-based vesting conditions, in each case, will be deposited with the Company and will be subject to the same restrictions as the restricted stock.

The agreement awarding restricted stock units will specify (i) whether such award may be settled in common shares, cash or a combination thereof, and (ii) whether the holder will be entitled to receive on a current or deferred basis, dividend equivalents, with respect to such award. Any dividend equivalents with respect to restricted stock units that are subject to performance-based vesting conditions will be subject to the same restrictions as such restricted stock units. Prior to settlement of a restricted stock unit, the holder of a restricted stock unit will have no rights as a shareholder of the Company.

Under the 2022 Plan, the Plan Committee is also authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, common shares, including without limitation common shares granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and common shares issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Plan Committee will determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Plan Committee may specify in its discretion. Any distribution, dividend or dividend equivalents with respect to Other Stock Awards that are subject to performance-based vesting conditions will be subject to the same vesting conditions as the underlying awards. Prior to the settlement of an Other Stock Award in common shares, the holder of such award shall have no rights as a shareholder of the Company.

All of the terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a Stock Award upon a termination of employment or service, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

Performance Awards

The 2022 Plan also provides for the grant of performance awards. The agreement relating to a performance award will specify whether such award may be settled in common shares (including shares of restricted stock), cash or a combination thereof. The agreement relating to a performance award will provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period. Any dividend or dividend equivalents with respect to a performance award that are subject to performance-based vesting conditions will be subject to the same restrictions as such performance award. Prior to the settlement of a performance award in common shares, the holder of such award will have no rights as a shareholder of the Company with respect to such shares. All of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon a termination of employment or service, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	67

PROPOSAL 5 - APPROVAL OF PULTEGROUP, INC. 2022 STOCK INCENTIVE PLAN

Performance Measures

Under the 2022 Plan, the vesting, exercisability or payment of certain awards may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Plan Committee at the time of grant. The performance measures may include one or more of the following corporate-wide or subsidiary, division, operating unit or individual measures: earnings; earnings per share; earnings before interest and taxes (“EBIT”); earnings before interest, taxes, depreciation and amortization (“EBITDA”); financial return ratios; return on equity; return on assets; return on invested capital; total shareholder return; net income; pre-tax income; operating income; revenues; profit margin; cash flow(s); expense management; economic profit; customer satisfaction; mortgage capture rates; productivity (e.g., asset turns); efficiency; employee retention; succession management; management of service and warranty costs; management of the cost of insurance claims; achievement of energy performance goals; measurable marketing effectiveness; achievement of diversity goals; or such other goals as the Plan Committee may determine, whether or not listed in the 2022 Plan. Each such goal may be expressed on an absolute or relative basis, may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted to include or exclude components of any performance measure, including, without limitation, special charges such as restructuring or impairment charges, gains on land sales below original basis, non-cash amortization, tax refunds or payments, asset writedowns, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles (“Adjustment Events”). In the sole discretion of the Plan Committee, the Plan Committee may amend or adjust the performance measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events.

Clawback of Awards

Awards granted under the 2022 Plan and any cash payment or common shares delivered pursuant to an award are subject to forfeiture and recovery by the Company pursuant to any clawback or recoupment policy which the Company may adopt from time to time, including any policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act or as otherwise required by law.

New Plan Benefits

The number of stock options and other forms of awards that will be granted under the 2022 Plan is not currently determinable.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2022 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2022 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2022 Plan. Each participant is advised to consult his or her personal tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Section 162(m)

Section 162(m) generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to the corporation’s (i) chief executive officer, (ii) chief financial officer, (iii) three most highly compensated executive officers other than the chief executive officer or chief financial officer and (iv) any employee of the corporation who was an individual described in clauses (i), (ii) or (iii) in any preceding taxable year beginning after December 31, 2016.

68	PULTEGROUP, INC. | 2022 PROXY STATEMENT

PROPOSAL 5 - APPROVAL OF PULTEGROUP, INC. 2022 STOCK INCENTIVE PLAN

Stock Options

A participant will not recognize taxable income at the time an option is granted and neither the Company nor the applicable employer will be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their purchase price, and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for at least two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and neither the Company nor the applicable employer will be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition, and (2) the excess of the fair market value of those shares on the date of exercise over the purchase price, and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code.

SARs

A participant will not recognize taxable income at the time SARs are granted and neither the Company nor the applicable employer will be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. Subject to the limitations under Section 162(m) of the Code, this amount is deductible by the Company or the applicable employer as compensation expense.

Stock Awards

A participant will not recognize taxable income at the time restricted stock (i.e., stock subject to restrictions that constitute a substantial risk of forfeiture) is granted and neither the Company nor the applicable employer will be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Company or the applicable employer as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

A participant will not recognize taxable income at the time a restricted stock unit is granted and neither the Company nor the applicable employer will be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company. The amount of ordinary income recognized is deductible by the Company or the applicable employer as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

The tax consequences of another type of Stock Award will depend on the structure and form of such award. A participant who receives a Stock Award in the form of common shares that are not subject to any restrictions under the 2022 Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the fair market value of such shares on that date, and the Company (or the applicable employer) will be entitled to a corresponding deduction, subject to the limitations under Section 162(m) of the Code.

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PROPOSAL 5 - APPROVAL OF PULTEGROUP, INC. 2022 STOCK INCENTIVE PLAN

Performance Awards

A participant will not recognize taxable income at the time performance awards are granted and neither the Company nor the applicable employer will be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company or the applicable employer as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

The Board recommends that shareholders vote “FOR” the approval of the PulteGroup, Inc. 2022 Stock Incentive Plan as disclosed in this Proxy Statement.

70	PULTEGROUP, INC. | 2022 PROXY STATEMENT

BENEFICIAL SECURITY OWNERSHIP

The table below shows the number of our common shares beneficially owned as of March 15, 2022 by each of our directors and each of our executive officers named in the Summary Compensation Table on page 42, as well as the number of shares beneficially owned by all of our directors and executive officers as a group. The table also includes information about stock options exercisable within 60 days after March 15, 2022, restricted shares and our common shares held in our 401(k) Plan.

Directors and Named Executive Officers	Shares(1)		Exercisable Stock Options(2)	Percentage of Outstanding Shares

BRIAN P. ANDERSON	67,503	(3)	0	*

BRYCE BLAIR	132,549	(4)	0	*

JOHN J. CHADWICK	101,796		0	*

RICHARD W. DREILING	35,016	(5)	0	*

THOMAS J. FOLLIARD	85,007	(6)	0	*

CHERYL W. GRISÉ	107,060	(7)	0	*

MICHELLE H. HAIRSTON	66,014		0	*

ANDRÉ J. HAWAUX	64,373	(8)	0	*

J. PHILLIP HOLLOMAN	4,349	(9)	0	*

RYAN R. MARSHALL	625,847	(10)	0	*

ROBERT T. O’SHAUGHNESSY	259,477		0	*

JOHN R. PESHKIN	29,059	(11)	0	*

SCOTT F. POWERS	29,059	(12)	0	*

TODD N. SHELDON	85,732		0	*

LILA SNYDER	16,179	(13)	0	*

All Directors and Executive Officers as a group of 16, including the above	1,725,604		0	*

*	Less than 1%.

Notes:

(1)	All directors and executive officers listed in this table have sole voting and investment power over the shares they beneficially own, except as otherwise noted below.

(2)	These are shares that the listed director or executive officer has the right to acquire within 60 days of March 15, 2022, pursuant to PulteGroup’s stock option plans.

(3)	Includes 3,000 shares that Mr. Anderson owns jointly with his wife.

(4)	These shares are owned in a trust of which Mr. Blair is the sole trustee and beneficiary.

(5)

Includes 21 shares that are owned in a trust of which Mr. Dreiling and his wife are each a trustee and beneficiary. Includes 34.195 deferred share units that would be required by the Deferred Compensation Plan for Non-Employee Directors to be distributed within 60 days of Mr. Dreiling’s departure from the Board. Mr. Dreiling has notified that Board that he will not stand for re-election at the Annual Meeting.

(6)	Includes 23,480 deferred share units which would be required by the Deferred Compensation Plan for Non-Employee Directors to be distributed within 60 days of Mr. Folliard’s departure from the Board.

(7)	Includes 98,860 deferred share units which would be required by the Deferred Compensation Plan for Non-Employee Directors to be distributed within 60 days of Ms. Grisé’s departure from the Board.

(8)	All shares are owned jointly by Mr. Hawaux and his wife.

(9)	Includes 2,622 deferred share units which would be required by the Deferred Compensation Plan for Non-Employee Directors to be distributed within 60 days of Mr. Holloman’s departure from the Board.

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BENEFICIAL SECURITY OWNERSHIP

(10)	Includes (i) 145,217 shares owned in a trust of which Mr. Marshall is the trustee and beneficiary and (ii) 2,457 shares held in our 401(k) Plan as of March 15, 2022.

(11)

Includes 23,480 deferred share units which would be required by the Deferred Compensation Plan for Non-Employee Directors to be distributed within 60 days of Mr. Peshkin’s departure from the Board. All shares are owned jointly by Mr. Peshkin and his wife.

(12)	Includes 4,800 deferred share units which would be required by the Deferred Compensation Plan for Non-Employee Directors to be distributed within 60 days of Mr. Powers’ departure from the Board.

(13)	Includes 12,725 deferred share units which would be required by the Deferred Compensation Plan for Non-Employee Directors to be distributed within 60 days of Ms. Snyder’s departure from the Board.

Beneficial Ownership of Significant Shareholders

The following table provides information regarding security holders that beneficially own more than 5% of all outstanding PulteGroup common shares:

Name and Address of Beneficial Owner	Beneficial Ownership of Common Shares		Percentage of Outstanding Common Shares on March 15, 2022

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	27,486,675	(1)	11.39%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	24,497,350	(2)	10.15%

State Street Corporation State Street Financial Center 1 Lincoln Street Boston, MA 02111	13,097,461	(3)	5.43%

Notes:

(1)

This information is derived from a Schedule 13G/A filed by The Vanguard Group on February 10, 2022. According to the Schedule 13G/A, The Vanguard Group had sole power to vote or direct the vote of no shares, sole power to dispose of or direct the disposition of 26,445,284 shares, shared power to vote or direct the vote of 419,227 shares and shared power to dispose of or direct the disposition of 1,041,391 shares.

(2)

This information is derived from a Schedule 13G/A filed by BlackRock, Inc. on January 31, 2022. According to the Schedule 13G/A, BlackRock, Inc. had sole power to vote or direct the vote of 18,970,837 shares, sole power to dispose of or direct the disposition of 24,497,350 shares, and shared power to vote or direct the vote of, and shared power to dispose of or direct the disposition of, no shares.

(3)

This information is derived from a Schedule 13G filed by State Street Corporation on February 10, 2022. According to the Schedule 13G, State Street Corporation had sole power to vote or direct the vote of no shares, sole power to dispose of or direct the disposition of no shares, shared power to vote or direct the vote of 11,656,696 shares and shared power to dispose of or direct the disposition of 13,096,326 shares.

Delinquent Section 16(a) Reports

Our directors and executive officers file reports with the SEC indicating the number of our common shares that they beneficially owned when they became a director or executive officer and, after that, any changes in their beneficial ownership of our common shares. They must also provide us with copies of these reports. These reports are required by Section 16(a) of the Exchange Act. We have reviewed the copies of these reports that we have received and have also received and reviewed written representations of the accuracy of these reports from these individuals. Persons who own more than 10% of our common shares must also file reports with the SEC.

Based on these reports and representations, PulteGroup believes that during 2021 our directors, executive officers and greater than 10% shareholders complied with all Section 16(a) reporting requirements.

72	PULTEGROUP, INC. | 2022 PROXY STATEMENT

OTHER MATTERS

Multiple Shareholders Sharing the Same Address

The SEC permits companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement and annual report or Notice of Internet Availability of Proxy materials, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. Shareholders who hold their shares through a broker may receive notice from their broker regarding the householding of proxy materials. As indicated in the notice that will be provided by these brokers, a single proxy statement and annual report or Notice of Internet Availability of Proxy Materials, as applicable, will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholder. Once a shareholder has received notice that the broker will be householding, such householding will continue until the shareholder is notified otherwise or until the shareholder revokes its consent. If you would prefer to receive separate copies of the proxy materials, please contact your bank, broker or other intermediary. If you currently share an address with another shareholder but are nonetheless receiving separate copies of the proxy materials, you may request delivery of a single copy in the future by contacting your bank, broker or other intermediary. If you are a shareholder, you may request a copy of proxy materials by sending such request in writing to ATTN: Corporate Secretary at PulteGroup, Inc., 3350 Peachtree Road Northeast, Suite 1500, Atlanta, Georgia, 30326, and we will promptly deliver copies of the proxy materials. Alternatively, you may request proxy materials via the internet at www.proxyvote.com, by calling 1-800-579-1639 or by e-mail at sendmaterial@proxyvote.com.

Proxy solicitation cost

PulteGroup pays the cost of soliciting proxies. Additionally, we hired D.F. King & Co., Inc. to assist in the distribution of proxy materials. The fee is expected not to exceed $20,000, plus reasonable out-of-pocket expenses. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to shareholders.

Shareholder proposals for the 2023 Annual Meeting of Shareholders

To be included in our proxy statement for next year’s annual meeting of shareholders, shareholder proposals must be in writing, comply with SEC Rule 14a-8 and be received by PulteGroup by November 22, 2022. Shareholder proposals must be sent to Todd N. Sheldon, our Corporate Secretary, by certified mail, return receipt requested, or by recognized overnight courier, at the following address:

Todd N. Sheldon

Corporate Secretary

PulteGroup, Inc.

3350 Peachtree Road NE, Suite 1500

Atlanta, Georgia 30326

The Company’s by-laws also permit a shareholder, or a group of up to 20 shareholders, that has owned at least 3% of our outstanding common stock for at least three years to nominate and include in our proxy statement candidates for our Board, subject to certain requirements (a “proxy access director nomination”). To be properly brought before the 2023 annual meeting of shareholders, a shareholder’s notice of a proxy access director nomination must be received by our Corporate Secretary, by certified mail, return receipt requested, or recognized overnight courier at the mailing address specified for him above, no earlier than October 23, 2022 and no later than November 22, 2022. Any such notice must meet the other requirements set forth in our by-laws.

In addition to satisfying the foregoing requirements under the Company’s by-laws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 5, 2023.

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OTHER MATTERS

Shareholder proposals that are intended to be presented at our 2023 annual meeting of shareholders, other than pursuant to Rule 14a-8 or a proxy access director nomination, must be made in writing and sent to our Corporate Secretary by certified mail, return receipt requested, or recognized overnight courier at the mailing address specified for him above, and must be received by PulteGroup no earlier than January 4, 2023, and no later than February 3, 2023. Our form of proxy will confer discretionary authority to vote on proposals not received by that date, and the persons named in our form of proxy will vote the shares represented by such proxies in accordance with their best judgment.

See “Director Nomination Recommendations” on page 20 for additional information.

Communicating with the Board

You (and any other shareholder or interested party) may communicate directly with the Board, the non-management directors as a group or any individual director or directors by writing to our Corporate Secretary at the mailing address specified for him above. You should indicate on the outside of the envelope the intended recipient (i.e., full Board, non-management directors as a group or any individual director or directors) of your communication. Each communication intended for the Board or any of PulteGroup’s non-management directors and received by our Corporate Secretary will be promptly forwarded to the specified party, other than those which are inappropriate or inconsistent with their duties as a director.

Cautionary Note Regarding Forward-Looking statements

This Proxy Statement contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or implied by, these statements. You can identify these statements by the fact that they do not relate to matters of a strictly factual or historical nature and generally discuss or relate to forecasts, estimates or other expectations regarding future events. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “may,” “can,” “could,” “might,” “should”, “will” and similar expressions identify forward-looking statements, including statements related to planned objectives and ESG-related goals

Such risks, uncertainties and other factors include, among other things: interest rate changes and the availability of mortgage financing; competition within the industries in which we operate; the availability and cost of land and other raw materials used by us in our homebuilding operations; the impact of any changes to our strategy in responding to the cyclical nature of the industry, including any changes regarding our land positions and the levels of our land spend; the availability and cost of insurance covering risks associated with our businesses; shortages and the cost of labor; weather related slowdowns; slow growth initiatives and/or local building moratoria; governmental regulation directed at or affecting the housing market, the homebuilding industry or construction activities; uncertainty in the mortgage lending industry, including revisions to underwriting standards and repurchase requirements associated with the sale of mortgage loans; the interpretation of or changes to tax, labor and environmental laws which could have a greater impact on our effective tax rate or the value of our deferred tax assets than we anticipate; economic changes nationally or in our local markets, including inflation, deflation, changes in consumer confidence and preferences and the state of the market for homes in general; legal or regulatory proceedings or claims; our ability to generate sufficient cash flow in order to successfully implement our capital allocation priorities; required accounting changes; terrorist acts and other acts of war; the negative impact of the COVID-19 pandemic on our financial position and ability to continue our Homebuilding or Financial Services activities at normal levels or at all in impacted areas; the duration, effect and severity of the COVID-19 pandemic; the measures that governmental authorities take to address the COVID-19 pandemic which may precipitate or exacerbate one or more of the above-mentioned and/or other risks and significantly disrupt or prevent us from operating our business in the ordinary course for an extended period of time; and other factors of national, regional and global scale, including those of a political, economic, business and competitive nature. See Item 1A – Risk Factors in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for a further discussion of these and other risks and uncertainties applicable to our businesses. We undertake no duty to update any forward-looking statement, whether as a result of new information, future events or changes in our expectations.

The information on our website, is not, and shall not be deemed to be, a part of this Proxy Statement or incorporated herein or into any of our other filings with the Securities and Exchange Commission.

74	PULTEGROUP, INC. | 2022 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND THE ANNUAL MEETING

What am I voting on?

You are voting on five proposals:

1.	The election of the ten nominees for director named in this Proxy Statement to serve a term of one year.

2.	The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022.

3.	An advisory vote to approve executive compensation.

4.	Approval of an amendment to extend the term of our Amended and Restated Section 382 Rights Agreement, as amended.

5.	Approval of the PulteGroup, Inc. 2022 Stock Incentive Plan.

What are the voting recommendations of the Board?

The board of directors recommends the following votes:

FOR the election of the ten nominees for director named in this Proxy Statement.

FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2022.

FOR the proposal relating to the Company’s executive compensation.

FOR the approval of an amendment to extend the term of our Amended and Restated Section 382 Rights Agreement, as amended.

FOR the approval of the PulteGroup, Inc. 2022 Stock Incentive Plan.

Will any other matter be voted on?

We are not aware of any other matters on which you will be asked to vote at the meeting. If you authorize a proxy to vote your shares and any other matter is properly brought before the meeting, Ryan R. Marshall and Todd N. Sheldon, acting as your proxies, will vote for you in their discretion.

How do I vote my shares?

If you are a shareholder of record as of the close of business on March 15, 2022 (the record date), you can give a proxy to be voted at the meeting either:

if you received your proxy materials by mail, by mailing in the enclosed proxy card;

by casting your vote during the virtual meeting by following the instructions on the virtual meeting website at: www.virtualshareholdermeeting.com/PHM2022;

over the telephone by calling a toll-free number; or

electronically, using the internet.

If you complete and mail in your proxy card, your shares will be voted as you indicate. If you do not indicate your voting preferences, Ryan R. Marshall and Todd N. Sheldon, acting as your proxies, will vote your shares in accordance with the Board’s recommendations.

The telephone and internet voting procedures have been set up for your convenience and have been designed to authenticate your identity, to allow you to give voting instructions and to confirm that those instructions have been recorded properly. If you are a shareholder of record and you would like to vote by telephone or by using the internet, please refer to the instructions on the Notice or proxy card.

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker or nominee. Your broker or nominee has provided or will provide voting instructions for you to use in directing the broker or nominee on how to vote your shares.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with Computershare Trust Company, N.A., the Company’s stock transfer agent, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares, and your shares are held in “street name.”

Can I change my vote?

Yes. You can change your vote or revoke your proxy before the meeting in any of three ways:

by submitting another proxy by telephone, via the internet or by mail that is later dated and, if by mail, that is properly signed;

by submitting written notice to the Corporate Secretary of the Company, which notice must be received by the Company by 5:00 P.M., Eastern Time, on May 3, 2022; or

by voting via the internet at the virtual annual meeting.

What percentage of the vote is required for a proposal to be approved?

Each director will be elected by vote of a majority of the votes cast with respect to that director’s election in person or represented by proxy and entitled to vote on the election of directors. The service of such directors will be subject to the by-laws of the Company. For further details, see “Proposal One: Election of Directors” section above. All other proposals each require the affirmative vote of a majority of the votes cast at the meeting and entitled to vote on the action. Although the advisory vote to approve executive compensation is non-binding, the board of directors will review the results of the vote and will take them into account in making a determination concerning executive compensation.

Who will count the vote?

Broadridge Financial Solutions, Inc. will act as the independent tabulator to receive and tabulate the proxies.

What does it mean if I get more than one Notice or proxy card?

It means your shares are held in more than one account. You should vote the shares on all of your proxy cards. To provide better shareholder service, we encourage you to have all your shares registered in the same name and address. To facilitate this preference, you should contact your bank, broker or intermediary where you would like the shares to be consolidated. They can assist you in the process of consolidating your accounts.

Why did I receive a one-page Notice in the mail regarding the internet availability of proxy materials instead of a full set of printed materials?

Pursuant to rules adopted by the SEC, the Company is required to provide access to its proxy materials via the internet and has elected to use the SEC’s Notice and Access Rules for soliciting proxies. Accordingly, the Company is sending a Notice to all of its shareholders as of the record date, which is March 15, 2022. All shareholders may access the Company’s proxy materials on the website referred to in the Notice. Shareholders may also request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials via the internet and how to request a printed copy can be found in the Notice. Additionally, by following the instructions in the Notice, shareholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. Choosing to receive your future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings of shareholders on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Who can attend the Annual Meeting?

All shareholders of record as of the close of business on March 15, 2022 can attend. The virtual meeting portal will open at 12:30 P.M., Eastern Time, and the meeting will begin promptly at 1:00 P.M., Eastern Time.

What do I need to do to attend the Annual Meeting?

You should plan to log on to the virtual annual meeting website at: www.virtualshareholdermeeting.com/PHM2022 at 12:30 P.M., Eastern Time on May 4, 2022.

Only shareholders who own PulteGroup common shares as of the close of business on March 15, 2022 will be entitled to attend the meeting. An admission ticket or recent bank or brokerage statement showing you owned PulteGroup shares as of March 15, 2022 will serve as verification of your ownership.

If your PulteGroup shares are registered in your name and you receive your proxy materials by mail, an admission ticket will be attached to your proxy card.

If your PulteGroup shares are registered in your name and you vote your shares electronically over the internet, you may access and print an admission ticket after voting such shares.

If your PulteGroup shares are held in a bank or brokerage account, contact your bank or broker to obtain a written legal proxy in order to vote your shares at the meeting. If you do not obtain a legal proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the annual meeting if you bring a recent bank or brokerage statement showing that you owned PulteGroup shares on March 15, 2022.

To be admitted electronically to the annual meeting, you must go to the meeting website at www.virtualshareholdermeeting.com/PHM2022, and enter your 16-digit control code included in your proxy materials. A list of shareholders entitled to vote at the annual meeting will be available at www.virtualshareholdermeeting.com/PHM2022 for examination during the annual meeting. Shareholders will need their 16-digit control code included in their proxy materials to access the list. Further instructions on how to participate in and vote at the annual meeting are available at www.virtualshareholdermeeting.com/PHM2022. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:30 p.m., Eastern Time, and you should allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page.

Can I ask questions at the Annual Meeting?

You may submit questions online during the annual meeting at www.virtualshareholdermeeting.com/PHM2022. We will endeavor to answer as many questions submitted by shareholders as time permits. Shareholder questions must be relevant to the meeting, pertinent to matters properly before the meeting, and briefly stated. The Company reserves the right to edit or reject any questions deemed duplicative, profane or inappropriate. Answers to questions which were appropriately submitted during the meeting will be posted at www.virtualshareholdermeeting.com/PHM2022 after the meeting.

What is the quorum requirement of the Annual Meeting?

On March 15, 2022, there were 241,425,088 shares issued and outstanding. A majority of the shares outstanding and entitled to vote at a meeting on March 15, 2022 constitutes a quorum for voting at the meeting. If your shares are present in person or by proxy, your shares will be part of the quorum. Each share you owned on the record date shall be entitled to one vote. Shareholders participating in the virtual meeting are deemed to be present in person at the annual meeting.

How will abstentions be treated?

Abstentions will be counted as shares present at the meeting for purposes of determining whether a quorum exists. For each proposal, an abstention will not be counted as a vote cast and therefore will have no effect on whether the proposal is approved.

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QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

How will broker non-votes be treated?

Broker non-votes will be treated in the same manner, and have the same effect, as abstentions. A broker non-vote occurs when a broker cannot vote on a matter because the broker has not received instructions from the beneficial owner and lacks discretionary voting authority with respect to that matter. Brokers will lack discretionary voting authority with respect to the election of directors, the advisory vote to approve executive compensation, the amendment to extend the term of our Amended and Restated Section 382 Rights Agreement, as amended, and the approval of the PulteGroup, Inc. 2022 Stock Incentive Plan. Brokers will not lack discretionary voting authority with respect to the proposal to ratify the appointment of Ernst & Young LLP.

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APPENDIX I

PULTEGROUP, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.

Rights Agent

Amended and Restated Section 382 Rights Agreement

Dated as of March 18, 2010

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I-2	PULTEGROUP, INC. | 2022 PROXY STATEMENT

APPENDIX I

AMENDED AND RESTATED

SECTION 382 RIGHTS AGREEMENT

AMENDED AND RESTATED SECTION 382 RIGHTS AGREEMENT, dated as of March 18, 2010 (this “Agreement”), between PulteGroup, Inc., a Michigan corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent”), amends and restates that certain Section 382 Rights Agreement, dated as of March 5, 2009, as amended as of April 7, 2009 and as of September 24, 2009 (collectively, the “Original Section 382 Rights Agreement”), between the Company and the Rights Agent.

WITNESSETH:

WHEREAS, the Company has generated net operating losses for United States federal income tax purposes (“NOLs”) and certain other tax benefits, such NOLs and certain other tax benefits may potentially provide valuable tax benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 (as defined below) and thereby preserve the ability to utilize fully such NOLs and certain other tax benefits and, in furtherance of such objective, the Company entered into the Original Section 382 Rights Agreement; and

WHEREAS, in connection with the adoption of the Original Section 382 Rights Agreement, on March 5, 2009 (the “Rights Dividend Declaration Date”), the Board of Directors of the Company authorized and declared a dividend distribution of one Right (as hereinafter defined) for each Common Share (as hereinafter defined) of the Company outstanding at the Close of Business (as hereinafter defined) on March 16, 2009 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a Series A Junior Participating Preferred Share of the Company having the rights, powers and preferences set forth in the form of the Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions set forth in the Original Section 382 Rights Agreement (the “Rights”), and further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p)) for each Common Share of the Company issued between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined) or, in certain circumstances provided in Section 22, after the Distribution Date;

WHEREAS, the Board of Directors of the Company has determined it is in the best interests of the Company and its shareholders to revise Section 1(c) of the Original Section 382 Rights Agreement and to restate the Original Section 382 Rights Agreement; and

WHEREAS, pursuant to its authority under Section 27 of the Original Section 382 Rights Agreement, the Board of Directors of the Company has authorized and approved this Amended and Restated Section 382 Rights Agreement as of the date hereof, and an appropriate officer of the Company has delivered a certificate to the Rights Agent in accordance with Section 27 of the Original Section 382 Rights Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person (other than the Company, any Related Person, any Grandfathered Person or any Exempted Person) who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.9% or more of the Corporation Securities then outstanding, provided, however, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the amount of Corporation Securities outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted shares) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any Corporation Securities by the Company, (iv) any issuance of Corporation Securities by the Company or any share dividend, share split or similar transaction effected by the Company in which all holders of Corporation Securities are treated equally or (v) any Exempted Transaction; unless and until such time as such Person (together with all Affiliates and Associates of such Person) acquires the Beneficial Ownership of any additional Corporation Securities.

Notwithstanding the foregoing, the Board of Directors of the Company may, in its sole discretion, determine that any Exempted Person shall no longer be deemed to be an “Exempted Person” for any purposes of this Agreement at which time such Person shall be deemed to be an Acquiring Person. Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person” (as defined pursuant to the foregoing provisions of this Section 1(a)) has become such inadvertently, and such Person promptly enters into, and delivers to the Company, an irrevocable commitment to divest as promptly as practicable, and thereafter divests as promptly as practicable a sufficient number of Corporation Securities so that such Person would no longer be an “Acquiring Person” (as defined pursuant to the foregoing provisions of this Section 1(a)), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement unless and until such time as such Person (together with all Affiliates and Associates of

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APPENDIX I

such Person) is again the Beneficial Owner of 4.9% or more of the Corporation Securities then outstanding. Notwithstanding anything in this Agreement to the contrary, none of Centex or any of its Affiliates, Associates or stockholders, or the general partners, limited partners or members of such stockholders (the “ Centex Holders “), either individually, collectively, or in any combination, shall be deemed to be an “Acquiring Person” or an “Affiliate” or an “Associate” of an Acquiring Person solely by virtue of or as a result of (i) the approval, adoption, execution, delivery or performance of the Merger Agreement or the Voting Agreements by any of the Centex Holders in connection with the Merger, (ii) the acquisition of any Common Shares pursuant to the Merger Agreement or the announcement or consummation of the Merger, (iii) the voting of Common Shares pursuant to the terms of the Voting Agreements or (iv) the consummation of any other transactions specifically contemplated by the Merger Agreement or the Voting Agreements, unless and until such time with respect to any Centex Holder that such Centex Holder (together with all Affiliates and Associates of such Centex Holder) acquires the Beneficial Ownership of any additional Corporation Securities.

(b) “Act” shall mean the Securities Act of 1933, as amended.

(c) “Affiliate” and “Associate” means, with respect to any Person, any other Person whose Corporation Securities would be deemed constructively owned by such first Person for purposes of Section 382, would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such Persons are included, or otherwise would be deemed aggregated with Corporation Securities owned by such first Person pursuant to the provisions of Section 382 and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

(d) A Person shall be deemed a “Beneficial Owner” of, shall be deemed to have “Beneficial Ownership” and shall be deemed to “Beneficially Own” any securities which such Person directly owns, or would be deemed to constructively own, pursuant to Section 382 and the Treasury Regulations promulgated thereunder.

(d) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the Commonwealth of Massachusetts are authorized or obligated by law or executive order to close.

(e) “Close of Business” on any given date shall mean 5:00 P.M., Eastern time, on such date, provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Michigan time, on the next succeeding Business Day.

(f) “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

(g) “Common Shares” or “Common Share” shall mean (i) the common shares, par value $0.01 per share, of the Company or (ii) any shares into which such common shares may be reclassified or exchanged.

(h) “Corporation Securities” shall mean (i) Common Shares, (ii) preferred shares (other than preferred shares described in Section 1504(a)(4) of the Code) of the Company, and (iii) any other interest that would be treated as “stock” of the Company pursuant to Treasury Regulation § 1.382-2T(f)(18).

(i) “Exchange Act” shall mean the Securities and Exchange Act of 1934.

(j) “Exempted Person” shall mean any Person who or which would otherwise be an Acquiring Person but whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the Corporation Securities would not, as determined by the Board of Directors of the Company in its sole discretion, jeopardize, endanger or limit (in timing or amount) the availability to the Company of its Tax Benefits, at any time prior to the time at which the Company’s right of redemption expires pursuant to Section 23(a) of this Agreement; provided, however, that such a Person will cease to be an “Exempted Person” and will become an “Acquiring Person” if the Board of Directors of the Company subsequently makes a contrary determination.

(k) “Exempted Transaction” shall mean any transaction that the Board of Directors of the Company determines, in its sole discretion, is an “Exempted Transaction,” which determination shall be irrevocable.

(l) “Grandfathered Person” shall mean any Person who would otherwise be an Acquiring Person as of the date of this Agreement; provided, however, that such Person shall cease to be a “Grandfathered Person” at such time as the Beneficial Ownership of Corporation Securities of such Person increases without the Prior Written Approval of the Company, other than any increase pursuant to or as a result of (i) a reduction in the amount of Corporation Securities outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted shares) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any Corporation Securities by the Company, (iv) any issuance of Corporation Securities by the Company or any share dividend, share split or similar transaction effected by the Company in which all holders of Corporation Securities are treated equally or (v) any Exempted Transaction.

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APPENDIX I

(m) “Person” shall mean any individual, estate, firm, limited liability company, corporation, trust, association, partnership or other entity, or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

(n) “Preferred Shares” or “Preferred Share” shall mean Series A Junior Participating Preferred Shares, par value $0.01 per share, of the Company, and, to the extent that there is not a sufficient number of Series A Junior Participating Preferred Shares authorized to permit the full exercise of the Rights, any other series of preferred shares, par value $0.01 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Shares.

(o) “Prior Written Approval of the Company” shall mean prior express written consent of the Company to the action in question, executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of at least a majority of the Board of Directors of the Company.

(p) “Related Person” shall mean (i) any Subsidiary of the Company, (ii) any employee benefit plan or other compensation arrangement of the Company or of any Subsidiary of the Company, (iii) any Person organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan or compensation arrangement, (iv) William J. Pulte, any spouse of William J. Pulte, any descendant of William J. Pulte or the spouse of any such descendant, the estate of William J. Pulte, any spouse of William J. Pulte, any descendant of William J. Pulte or the spouse of any such descendant, any trust or other arrangement for the benefit of William J. Pulte, any spouse of William J. Pulte, any descendant of William J. Pulte or the spouse of any such descendant or any charitable organization established by William J. Pulte, any spouse of William J. Pulte, any descendant of William J. Pulte or the spouse of any such descendant (the “Pulte Family”), or (v) any group which includes any member or members of the Pulte Family if a majority of the Corporation Securities beneficially owned by the members of such group are Beneficially Owned by a member or members of the Pulte Family (such a group is hereinafter referred to as a “Pulte Group”).

(q) “Section 11(a)(ii) Event” shall mean the event described in Section 11(a)(ii).

(r) “Section 382” shall mean Section 382 of the Code or any successor or replacement provision.

(s) “Share Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors of the Company shall become aware of the existence of an Acquiring Person; provided that if a Person is determined to be an Exempted Person in accordance with the provisions of Section 1(k) (and as a result such Person is not an Acquiring Person), then the Share Acquisition Date that otherwise shall have occurred shall be deemed not to have occurred.

(t) “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(u) “Tax Benefits” shall mean NOLs, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries and any other attribute the benefit of which is subject to possible limitation under Section 382 or Section 383 of the Code.

(v) “Treasury Regulations” shall mean the final, temporary and proposed regulations promulgated by the United States Department of the Treasury under the Code as amended or superseded from time to time.

(w) “Centex” shall mean Centex Corporation, a Nevada corporation.

(x) “Merger” shall mean the merger of Merger Sub with and into Centex as contemplated by the Merger Agreement.

(y) “Merger Agreement” shall mean the Agreement and Plan of Merger dated as of April 7, 2009 among the Company, Merger Sub and Centex, as the same may be amended in accordance with the terms thereof.

(z) “Merger Sub” shall mean Pi Nevada Building Company, a Nevada corporation and a wholly-owned subsidiary of the Company.

(aa) “Voting Agreements” shall mean the Voting Agreements dated as of April 7, 2009 between Centex and each of Barbara Alexander, Thomas Falk, Clint Murchison, Frederic Poses, James Postl, David Quinn, Matthew Rose, Thomas Schoewe, Timothy Eller and Catherine Smith (in their capacities as shareholders of the Company), as the same may be amended in accordance with the terms thereof.

PULTEGROUP, INC. | 2022 PROXY STATEMENT	I-5

APPENDIX I

(bb) “Shareholder Approval” shall mean the approval of this Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding Common Shares of the Company entitled to vote, and voting together without regard to class, and that are present, or represented by proxy, and are voted on the proposal to approve this Agreement, at a meeting of shareholders of the Company duly held in accordance with the Company’s articles of incorporation (as amended) and applicable law.

In addition, for purposes of this Agreement, the following terms have the meanings indicated in specified sections of this Agreement: (i) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii); (ii) “common share equivalents” shall have the meaning set forth in Section 11(a)(iii); (iii) “Company” shall have the meaning set forth in the preamble of this Agreement; (iv) “current market price” shall have the meaning set forth in Section 11(d)(i); (v) “Current Value” shall have the meaning set forth in Section 11(a)(iii); (vi) “Distribution Date” shall have the meaning set forth in Section 3(a); (vii) “equivalent preferred shares” shall have the meaning set forth in Section 11(b); (viii) “Exchange Ratio” shall have the meaning set forth in Section 24(a); (ix) “Expiration Date” shall have the meaning set forth in Section 7(a); (x) “Final Expiration Date” shall have the meaning set forth in Section 7(a); (xi) “NOLs” shall have the meaning set forth in the recitals to this Agreement; (xii) “OTCBB” shall have the meaning set forth in Section 11(d)(i); (xiii) “Purchase Price” shall have the meaning set forth in Section 4(a)(ii); (xiv) “Record Date” shall have the meaning set forth in the recitals of this Agreement; (xv) “Redemption Price” shall have the meaning set forth in Section 23(a); (xvi) “Rights” shall have the meaning set forth in the recitals of this Agreement; (xvii) “Rights Agent” shall have the meaning set forth in the parties clause of this Agreement; (xviii) “Rights Certificates” shall have the meaning set forth in Section 3(a); (xix) “Rights Dividend Declaration Date” shall have the meaning set forth in the first recital of this Agreement; (xx) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii); (xxi) “Spread” shall have the meaning set forth in Section 11(a)(iii); (xxii) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii); (xxiii) “Summary of Rights” shall have the meaning set forth in Section 3(b); and (xxiv) “Trading Day” shall have the meaning set forth in Section 11(d)(i).

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, upon ten (10) days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall be in no event liable for, the acts or omissions of any such co-Rights Agent.

Section 3. Issue of Rights Certificates.

(a) Until the earlier of (i) the Close of Business on the tenth day after the Share Acquisition Date (or, if the tenth day after the Share Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer to acquire Corporation Securities by any Person (other than the Company or any Related Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of the dates referred to in clauses (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Shares registered in the names of the holders of the Common Shares (which certificates for Common Shares shall be deemed also to be certificates for Rights) and not by separate certificates and (y) the Rights will be transferable only in connection with the transfer of the underlying Common Shares (including, without limitation, a transfer to the Company). The Company must promptly notify the Rights Agent of a Distribution Date and request its transfer agent to give the Rights Agent a shareholder list together with all other relevant information. As soon as practicable after the Rights Agent is notified of the Distribution Date and receives such information, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each Common Share so held, subject to adjustment as provided herein. In the event that any adjustment in the number of Rights per Common Share has been made pursuant to Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b) The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Shares outstanding as of the Record Date, or issued subsequent to the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof. Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any certificate representing Common Shares in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such Common Shares.

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APPENDIX I

(c) Rights shall be issued in respect of all Common Shares which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22, after the Distribution Date. Certificates representing such Common Shares shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Amended and Restated Section 382 Rights Agreement between PulteGroup, Inc. (the “Company”) and Computershare Trust Company, N.A. (the “Rights Agent”) dated as of March 5, 2009, as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person (as defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Shares shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Shares represented by such certificates. In the event the Company purchases or acquires any of its Common Shares after the Record Date but prior to the Distribution Date, any Rights associated with such shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with Common Shares that are not outstanding.

Section 4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to Common Shares issued or becoming outstanding after the Record Date, the same date as the date of the share certificate evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a Preferred Share as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment from time to time as provided in Section 11.

(b) Any Rights Certificate issued pursuant to Section 3(a), Section 11(a)(ii) or Section 22 that represents Rights beneficially owned by any Person known to be: (i) an Acquiring Person, (ii) a transferee of an Acquiring Person who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights, shares of Corporation Securities or the Company or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person (as defined in the Rights Agreement). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including, without limitation, the provisions of Section 7(e).

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APPENDIX I

Section 5. Countersignature and Registration .

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned manually or by facsimile signature by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates(a) Subject to the provisions of Section 4(b), Section 7(e), Section 11, Section 14 and Section 24, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a Preferred Share (or, following a Section 11(a)(ii) Event, Common Shares, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 11, Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificates if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights(a) Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a)) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a Preferred Share (or Common Shares, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on June 1, 2013 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which such Rights are exchanged pursuant to Section 24, (iv) the Close of Business on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors of the Company determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward, and (vi) June 1, 2010 if Shareholder Approval has not been obtained by such date (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Date”).

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(b) The Purchase Price for each one one-thousandth of a Preferred Share pursuant to the exercise of a Right shall initially be $50, and shall be subject to adjustment from time to time as provided in Section 11 and shall be payable in accordance with paragraph (c) below.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a Preferred Share (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax required to be paid by the holder of the Rights Certificate in accordance with Section 9(e), the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a Preferred Share to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of Preferred Shares issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii)) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including, without limitation, Common Shares) of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement. The Company reserves the right to require prior to the occurrence of a Section 11(a)(ii) Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole Preferred Shares would be issued.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person, (ii) a transferee of an Acquiring Person who becomes a transferee after the Acquiring Person becomes such, (iii) a transferee of an Acquiring Person who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing plan, agreement, arrangement or understanding regarding the transferred Rights, shares of Corporation Securities or the Company or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e) and (iv) subsequent transferees of such Persons described in clause (i), (ii) or (iii) of this sentence shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall notify the Rights Agent when this Section 7(e) applies and shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of its transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the

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Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9. Reservation and Availability of Capital Shares(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares (and, following the occurrence of a Section 11(a)(ii) Event, out of its authorized and unissued Common Shares and/or other securities or out of its authorized and issued shares held in its treasury), the number of Preferred Shares (and, following the occurrence of a Section 11(a)(ii) Event, Common Shares and/or other securities) that, as provided in this Agreement, including, without limitation, Section 11(a)(iii), will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the Preferred Shares (and, following the occurrence of a Section 11(a)(ii) Event, Common Shares and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange, upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. In addition, if the Company shall determine that filing a registration statement is required under the Act or any securities laws following the Distribution Date, and a Section 11(a)(ii) Event has not occurred, the Company may temporarily suspend (and shall give the Rights Agent prompt notice thereof) the exercisability of Rights until such time as a registration statement has been declared effective, and, upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d) The Company covenants and agrees that it will take all such actions as may be necessary to ensure that all one one-thousandths of a Preferred Share (and, following the occurrence of a Section 11(a)(ii) Event, Common Shares and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay, when due and payable, any and all transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a Preferred Share (or Common Shares and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a Preferred Share (or Common Shares and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a Preferred Share (or Common Shares and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Shares Record Date. Each Person in whose name any certificate for a number of one one-thousandths of a Preferred Share (or Common Shares and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional Preferred Shares (or Common Shares and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such

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surrender and payment is a date upon which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares (or Common Shares and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a shareholder of the Company with respect to shares or other securities for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Right.

The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of shares, or (D) issue any shares of its capital shares in a reclassification of the Preferred Shares (including, without limitation, any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of Preferred Shares or capital shares, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of Preferred Shares or capital shares, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(i) Subject to Section 24, in the event any Person becomes an Acquiring Person, then each holder of a Right (except as provided below and in Section 7(e)) shall thereafter have the right to receive, upon exercise thereof at a price equal to the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a Preferred Share, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event and (y) dividing that product (which, following such first occurrence shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the current market price (determined pursuant to Section 11(d)) per Common Share on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(ii) In the event that the number of Common Shares which are authorized by the Company’s articles of incorporation, as amended, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall: (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Shares or other equity securities of the Company (including, without limitation, preferred shares or units of preferred shares, such as the Preferred Shares, which the Board of Directors of the Company has deemed to have substantially the same value or economic rights as Common Shares (such preferred shares or units of preferred shares, “common share equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Shares (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board of Directors of the Company shall determine in good faith that it is likely that

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sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek shareholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, the “Substitution Period”). To the extent the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such shareholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt notice of such announcements to the Rights Agent). For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the current market price (as determined pursuant to Section 11(d)) per Common Share on the Section 11(a)(ii) Trigger Date and the value of any “common share equivalent” shall be deemed to equal the current market price (as determined pursuant to Section 11(d)) per Common Share on such date.

(b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Shares entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“equivalent preferred shares”)) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or per share of equivalent preferred shares (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the current market price (as determined pursuant to Section 11(d)) per Preferred Share on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date, plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of Preferred Shares outstanding on such record date, plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Preferred Shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of Preferred Shares (including, without limitation, any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Shares, but including, without limitation, any dividend payable in shares other than Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d)) per Preferred Share on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a Preferred Share and the denominator of which shall be such current market price (as determined pursuant to Section 11(d)) per Preferred Share. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), the “current market price” per Common Share on any date shall be deemed to be the average of the daily closing prices per such Common Share for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the “current market price” per Common Share on any date shall be deemed to be the average of the daily closing prices per such Common Share for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the current market price per Common Share is determined during a period following the announcement by the issuer of such Common Shares of (A) a dividend or distribution on such Common Shares payable in such Common Shares or securities convertible into such Common Shares (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Shares, and the ex-dividend

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date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the “current market price” shall be properly adjusted to take into account any trading during the period prior to such ex-dividend date or record date. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Shares are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares are listed or admitted to trading or, if the Common Shares are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board service (the “OTCBB”) or such other quotation system then in use, or, if on any such date the Common Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares selected by the Board of Directors of the Company. If on any such date no market maker is making a market in the Common Shares, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Shares are not publicly held or not so listed or traded, “current market price” per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(i) For the purpose of any computation hereunder, the “current market price” per Preferred Share shall be determined in the same manner as set forth above for the Common Shares in clause (i) of this Section 11(d) (other than the last sentence thereof). If the current market price per Preferred Share cannot be determined in the manner provided above, or if the Preferred Shares are not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the “current market price” per Preferred Share shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as share splits, share dividends and recapitalizations with respect to the Common Shares occurring after the date of this Agreement) multiplied by the current market price per Common Share. If neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “current market price” per Preferred Share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. For all purposes of this Agreement, the “current market price” of one one-thousandth of a Preferred Share shall be equal to the “current market price” of one Preferred Share divided by 1,000, (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a Common Share or one one-millionth of a Preferred Share or one ten-thousandth of any other share or security, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.(f) If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital shares other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10 and 14 with respect to the Preferred Shares shall apply on like terms to any such other shares.

(e) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(f) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one-thousandths of a Preferred Share (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

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(g) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement (with prompt notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(h) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a Preferred Share issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(i) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths of a Preferred Share issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares at such adjusted Purchase Price.

(j) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a Preferred Share and other capital shares or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a Preferred Share and other capital shares or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment (and shall provide the Rights Agent prompt notice of such election); provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(k) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board of Directors of the Company, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Shares, (ii) issuance wholly for cash of any Preferred Shares at less than the current market price, (iii) issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, (iv) share dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such shareholders.

(l) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

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(m) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(n) In the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding Common Shares payable in Common Shares, (ii) subdivide the outstanding Common Shares, or (iii) combine the outstanding Common Shares into a smaller number of shares, the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction the numerator of which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Shares and the Common Shares, a copy of such certificate, and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

Section 13. [Reserved].

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company shall pay or cause to be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of a Right for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of a Right for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported to the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTCBB or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandth of a Preferred Share). Fractions of Preferred Shares in integral multiples of one one-thousandth of a share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth of a Preferred Share, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a Preferred Share. For purposes of this Section 14(b), the current market value of one one-thousandth of a Preferred Share shall be one one-thousandth of the closing price of a Preferred Share (as determined pursuant to Section 11(d)(ii)) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the Preferred Shares cannot be so determined, the closing price of one Preferred Share for such Trading Day shall be conclusively deemed to be an amount equal to the closing price of one Common Share for such Trading Day multiplied by one

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hundred (as such number may be appropriately adjusted by the Company’s Board of Directors, in its judgment, to reflect events such as share splits, share dividends, recapitalizations or similar transactions relating to the Common Shares occurring after the date of this Agreement).

(c) Following the occurrence of a Section 11(a)(ii) Event, the Company shall not be required to issue fractions of Common Shares upon exercise of the Rights or to distribute certificates which evidence fractional Common Shares. In lieu of fractional Common Shares, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Common Share. For purposes of this Section 14(c), the current market value of one Common Share shall be the closing price of one Common Share (as determined pursuant to Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments.

Section 15. Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to the terms of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Shares;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

(c) subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on any Rights Certificate or associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be required to be affected by any notice to the contrary; and (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by any court of competent jurisdiction or by any governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company shall use commercially reasonable efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Section 17. Rights Certificate Holder Not Deemed a Shareholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a Preferred Share or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

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Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, execution, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including, without limitation, the reasonable costs and expenses of defending against any claim of liability in the premises.

(b) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at the time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed, and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case, at that time, any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes only the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “current market price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

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(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 24 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares or Preferred Shares to be issued pursuant to this Agreement or any Rights Certificate or as to whether any Common Shares or Preferred Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith in accordance with instructions of any such officer.

(h) The Rights Agent and any shareholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, that reasonable care was exercised in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/ or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(l) At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of the Rights.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Shares and Preferred Shares, by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent with respect to the Common Shares terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any notice required pursuant to the preceding sentence. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and Preferred Shares, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by

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APPENDIX I

such a court, shall be (a) a Person organized and doing business under the laws of the United States or of the State of Michigan or the State of New York (or of any other state of the United States so long as such Person is authorized to do business in the State of Michigan or the State of New York), in good standing, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an Affiliate of such Person. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Shares, and mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21 or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to Common Shares so issued or sold pursuant to the exercise of share options or under any employee plan or arrangement, granted or awarded prior to the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing an appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a) The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth day following the Share Acquisition Date (or, if the Share Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any share split, share dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, Common Shares (based on the “current market price”, as defined in Section 11(d)(i), of the Common Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors of the Company. The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Company’s Board of Directors in its sole discretion may establish.

(b) Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board of Directors of the Company ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24. Exchange.

(a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of

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APPENDIX I

Section 7(e)) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any share split, share dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan or other compensation arrangement of the Company or of any Subsidiary of the Company, any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan or compensation arrangement, any member of the Pulte Family or any Pulte Group), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Shares then outstanding.

(b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of any such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice (with prompt notice thereof to the Rights Agent) of any exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights.

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Shares (or equivalent preferred shares, as such term is defined in paragraph (b) of Section 11) for Common Shares exchangeable for Rights, at the initial rate of one one-thousandth of a Preferred Share (or equivalent preferred shares) for each Common Share, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Shares pursuant to the terms thereof, so that the fraction of a Preferred Share delivered in lieu of each Common Share shall have the same voting rights as one Common Share.

(d) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such actions as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights.

(e) The Company shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares. In lieu of such fractional Common Shares, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Common Shares would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Common Share. For the purposes of this subsection (e), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of exchange pursuant to this Section  24.

Section 25. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in shares of any class to the holders of Preferred Shares or to make any other distribution to the holders of Preferred Shares (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), (ii) to offer to the holders of Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such share dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Preferred Shares, whichever shall be the earlier.

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APPENDIX I

(b) In case a Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references in the preceding paragraph to Preferred Shares shall be deemed thereafter to refer to Common Shares and/or, if appropriate, other securities.

(c) Failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote on any such action.

Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission (with receipt confirmed telephonically) as follows:

PulteGroup, Inc

100 Bloomfield Hills Parkway

Suite 300

Bloomfield Hills, Michigan 48304

Attention: Treasurer

Facsimile No.: 248-433-4595

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) or by facsimile transmission (with receipt confirmed) as follows:

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Attention: Client Services

Facsimile No.: 781-575-4210

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing Common Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (a) to cure any ambiguity, (b) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, (c) to shorten or lengthen any time period hereunder (including, without limitation, to extend the Final Expiration Date), (d) to increase or decrease the Purchase Price or (e) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights; provided further that this Agreement may not be supplemented or amended to lengthen pursuant to clause (c) of this sentence, (A) the time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, or the benefits to, the holders of the Rights. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided that such supplement or amendment does not adversely affect the Rights Agent’s own rights, duties, obligations or immunities under this Agreement.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29. Determination and Actions by the Board of Directors, etc. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without

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APPENDIX I

limitation, the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations deemed necessary or advisable for the administration of this Agreement (including, but not limited to, a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, without limitation, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors of the Company in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons and (y) not subject the Board of Directors of the Company to any liability to the holders of the Rights.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Shares).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors of the Company.

Section 32. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Michigan and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State, provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

Section 34. Descriptive Headings; Interpretation. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof, and the words “herein,” “hereof,” “hereby,” “hereto,” “hereunder” and words of similar import are references to this Agreement as a whole and not to any particular section or other provision hereof.

Section 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war or civil unrest.

Section 36. Certain Exceptions. Notwithstanding anything to the contrary contained herein, (i) no Section 11(a)(ii) Event shall occur or be deemed to occur, in each case, as a result of the approval, execution or delivery of the Merger Agreement or the Voting Agreements, the voting of Common Shares pursuant to the terms of the Voting Agreements, or the consummation of the Merger or the other transactions contemplated by the Merger Agreement, and (ii) no Share Acquisition Date shall occur or be deemed to occur, in each case, as a result of the approval, execution or delivery of the Merger Agreement or the Voting Agreements, the voting of Common Shares pursuant to the terms of the Voting Agreements, or the consummation of the Merger (as defined in the Merger Agreement) or the other transactions contemplated by the Merger Agreement.

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APPENDIX I

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:		PULTEGROUP, INC.

By:	/s/ Gregory M. Nelson	By:	/s/ Steven M. Cook
Name:	Gregory M. Nelson	Name:	Steven M. Cook
Title:	Vice President and Assistant Secretary	Title:	Senior Vice President, General Counsel and Secretary

Attest:		COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Paul L. Eori	By:	/s/ Dennis V. Moccia
Name:	Paul L. Eori	Name:	Dennis V. Moccia
Title:	Relationship Manager	Title:	Manager, Contract Administration

PULTEGROUP, INC. | 2022 PROXY STATEMENT	I-23

APPENDIX I

FIRST AMENDMENT TO AMENDED AND RESTATED SECTION 382 RIGHTS AGREEMENT

This First Amendment, dated as of March 14, 2013 (this “Amendment”), to the Amended and Restated Section 382 Rights Agreement, dated as of March 18, 2010 (the “Section 382 Rights Agreement”), is made between PulteGroup, Inc., a Michigan corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent”). Capitalized terms not otherwise defined herein have the meanings given to such terms in the Section 382 Rights Agreement.

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its shareholders to revise Section 7(a) of the Section 382 Rights Agreement and extend the expiration date of the Section 382 Rights Agreement, subject to the approval of the shareholders of the Company;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Company and its shareholders to put the Section 382 Rights Agreement, as amended by this Amendment, to a binding vote at the Company’s 2013 annual meeting; and

WHEREAS, pursuant to its authority under Section 27 of the Section 382 Rights Agreement, the Board has authorized and approved this Amendment to the Section 382 Rights Agreement as of the date hereof, and an appropriate officer of the Company has delivered a certificate to the Rights Agent in accordance with Section 27 of the Section 382 Rights Agreement.

NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth in this Amendment, the parties hereby agree as follows:

1. The Company hereby directs the Rights Agent, in its capacity as Rights Agent and in accordance with Section 27 of the Section 382 Rights Agreement, to execute this Amendment.

2. Paragraph (a), clause (i) of Section 7 of the Section 382 Rights Agreement is hereby amended to read in its entirety as follows:

“(i) the Close of Business on June 1, 2016 (the “Final Expiration Date”),”

3. Paragraph (a), clause (vi) of Section 7 of the Section 382 Rights Agreement is hereby amended to read in its entirety as:

“(vi) June 1, 2013 if Shareholder Approval has not been obtained by such date (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Date”).”

4. This Amendment shall be deemed to be a contract made under the laws of the State of Michigan and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State, provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

5. This Amendment shall be deemed effective as of March 14, 2013. Except as otherwise amended hereby, the Section 382 Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

6. This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and both such counterparts shall together constitute but one and the same instrument. A signature to this Agreement transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

* * * * *

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APPENDIX I

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended and Restated Section 382 Rights Agreement to be duly executed and attested, all as of the day and year first above written.

Attest:		PULTEGROUP, INC.

By:	/s/ Greg M. Nelson	By:	/s/ Steven M. Cook
Name:	Greg M. Nelson	Name:	Steven M. Cook
Title:	Assistant Secretary	Title:	Senior Vice President, General Counsel and Secretary

Attest:		COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Douglas Ives	By:	/s/ Dennis Moccia
Name:	Douglas Ives	Name:	Dennis Moccia
Title:	Relationship Manager	Title:	Manager, Contract Administration

PULTEGROUP, INC. | 2022 PROXY STATEMENT	I-25

APPENDIX I

SECOND AMENDMENT TO AMENDED AND RESTATED SECTION 382 RIGHTS AGREEMENT

This Second Amendment, dated as of March 10, 2016 (this “Amendment”), to the Amended and Restated Section 382 Rights Agreement, dated as of March 18, 2010, as amended by that certain First Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 14, 2013 (collectively, the “Section 382 Rights Agreement”), is made between PulteGroup, Inc., a Michigan corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent”). Capitalized terms not otherwise defined herein have the meanings given to such terms in the Section 382 Rights Agreement.

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its shareholders to revise Section 7(a) of the Section 382 Rights Agreement and extend the expiration date of the Section 382 Rights Agreement, subject to the approval of the shareholders of the Company;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Company and its shareholders to put the Section 382 Rights Agreement, as amended by this Amendment, to a binding vote at the Company’s 2016 annual meeting; and

WHEREAS, pursuant to its authority under Section 27 of the Section 382 Rights Agreement, the Board has authorized and approved this Amendment to the Section 382 Rights Agreement as of the date hereof, and an appropriate officer of the Company has delivered a certificate to the Rights Agent in accordance with Section 27 of the Section 382 Rights Agreement.

NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth in this Amendment, the parties hereby agree as follows:

1. The Company hereby directs the Rights Agent, in its capacity as Rights Agent and in accordance with Section 27 of the Section 382 Rights Agreement, to execute this Amendment.

2. Paragraph (a), clause (i) of Section 7 of the Section 382 Rights Agreement is hereby amended to read in its entirety as follows:

“(i) the Close of Business on June 1, 2019 (the “Final Expiration Date”),”

3. Paragraph (a), clause (vi) of Section 7 of the Section 382 Rights Agreement is hereby amended to read in its entirety as follows:

“(vi) June 1, 2016 if Shareholder Approval has not been obtained by such date (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Date”).”

4. This Amendment shall be deemed to be a contract made under the laws of the State of Michigan and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State, provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

5. This Amendment shall be deemed effective as of March 10, 2016. Except as otherwise amended hereby, the Section 382 Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

6. This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and both such counterparts shall together constitute but one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

* * * * *

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APPENDIX I

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Section 382 Rights Agreement to be duly executed and attested, all as of the day and year first above written.

Attest:		PULTEGROUP, INC.

By:	/s/ Ellen P. Maturen	By:	/s/ Steven M. Cook
Name:	Ellen P. Maturen	Name:	Steven M. Cook
Title:	Vice President and Deputy General Counsel	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary

Attest:		COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Douglas Ives	By:	/s/ Katherine Anderson
Name:	Douglas Ives	Name:	Katherine Anderson
Title:	AVP, Relationship Manager	Title:	Vice President, Relationship Management

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APPENDIX I

THIRD AMENDMENT TO AMENDED AND RESTATED SECTION 382 RIGHTS AGREEMENT

This Third Amendment, dated as of March 7, 2019 (this “ Amendment “), to the Amended and Restated Section 382 Rights Agreement, dated as of March 18, 2010, as amended by that certain First Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 14, 2013 and that certain Second Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 10, 2016 (collectively, the “ Section 382 Rights Agreement “), is made between PulteGroup, Inc., a Michigan corporation (the “ Company “), and Computershare Trust Company, N.A., a federally chartered trust company (the “ Rights Agent “). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Section 382 Rights Agreement.

WHEREAS, the Board of Directors of the Company (the “ Board “) has determined it is in the best interests of the Company and its shareholders to revise Section 7(a) of the Section 382 Rights Agreement and to extend the expiration date of the Section 382 Rights Agreement, subject to the approval of the shareholders of the Company;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Company and its shareholders to put the Section 382 Rights Agreement, as amended by this Amendment, to a binding vote at the Company’s 2019 annual meeting; and

WHEREAS, pursuant to its authority under Section 27 of the Section 382 Rights Agreement, the Board has authorized and approved this Amendment to the Section 382 Rights Agreement as of the date hereof, and an appropriate officer of the Company has delivered a certificate to the Rights Agent in accordance with Section 27 of the Section 382 Rights Agreement.

NOW THEREFORE, in consideration of the premises and the mutual agreements set forth in this Amendment, the parties hereto hereby agree as follows:

1. The Company hereby directs the Rights Agent, in its capacity as Rights Agent and in accordance with Section 27 of the Section 382 Rights Agreement, to execute this Amendment.

2. Paragraph (a), clause (i) of Section 7 of the Section 382 Rights Agreement is hereby amended to read in its entirety as follows:

“(i) the Close of Business on June 1, 2022 (the “Final Expiration Date”),”

3. Paragraph (a), clause (vi) of Section 7 of the Section 382 Rights Agreement is hereby amended to read in its entirety as follows:

“(vi) June 1, 2019 if Shareholder Approval has not been obtained by such date (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Date”).”

4. This Amendment shall be deemed to be a contract made under the laws of the State of Michigan and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State, provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

5. This Amendment shall be deemed effective as of March 7, 2019. Except as otherwise amended hereby, the Section 382 Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

6. This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and both such counterparts shall together constitute but one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

* * * * *

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APPENDIX I

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Section 382 Rights Agreement to be duly executed and attested, all as of the day and year first above written.

Attest:		PULTEGROUP, INC.

By:	/s/ KellyMarie M. Conlon	By:	/s/ Todd N. Sheldon
Name:	KellyMarie M. Conlon	Name:	Todd N. Sheldon
Title:	Senior Corporate Paralegal	Title:	Executive Vice President, General Counsel and Corporate Secretary

Attest:		COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Douglas Ives	By:	/s/ Katherine Anderson
Name:	Douglas Ives	Name:	Katherine Anderson
Title:	Assistant Vice President	Title:	Vice President, Relationship Manager

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APPENDIX I

FOURTH AMENDMENT TO AMENDED AND RESTATED SECTION 382 RIGHTS AGREEMENT

This FOURTH Amendment, dated as of May 11, 2020 (this “Amendment”), to that certain Amended and Restated Section 382 Rights Agreement, dated as of March 18, 2010, as amended by that certain First Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 14, 2013, that certain Second Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 10, 2016 and that certain Third Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 7, 2019 (collectively, the “Section 382 Rights Agreement”), is made between PulteGroup, Inc., a Michigan corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent”). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Section 382 Rights Agreement.

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its shareholders to revise Section 1(q) of the Section 382 Rights Agreement to amend the definition of “Related Person” under the Section 382 Rights Agreement;

WHEREAS, the Board has determined it is in the best interests of the Company and its shareholders to revise Section 24(a) of the Section 382 Rights Agreement to amend the limitations on the Board’s ability to effect an exchange under the Section 382 Rights Agreement; and

WHEREAS, pursuant to its authority under Section 27 of the Section 382 Rights Agreement, the Board has authorized and approved this Amendment to the Section 382 Rights Agreement as of the date hereof, and an appropriate officer of the Company has delivered a certificate to the Rights Agent in accordance with Section 27 of the Section 382 Rights Agreement.

NOW THEREFORE, in consideration of the premises and the mutual agreements herein set forth in this Amendment, the parties hereto hereby agree as follows:

1. The Company hereby directs and instructs the Rights Agent, in its capacity as the Rights Agent under and in accordance with the terms of Section 27 of the Section 382 Rights Agreement, to execute this Amendment.

2. Paragraph (q) of Section 1 of the Section 382 Rights Agreement is hereby amended to read in its entirety as follows:

“(q) “Related Person” shall mean (i) any Subsidiary of the Company, (ii) any employee benefit plan or other compensation arrangement of the Company or of any Subsidiary of the Company, or (iii) any Person organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan or compensation arrangement.”

3. Paragraph (a) of Section 24 of the Section 382 Rights Agreement is hereby amended to read in its entirety as follows:

“(a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e) hereof) for Common Shares at an exchange ratio of one Common Share per Right, appropriately adjusted to reflect any share split, share dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan or other compensation arrangement of the Company or of any Subsidiary of the Company or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan or compensation arrangement), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Shares then outstanding.”

4. This Amendment shall be deemed to be a contract made under the laws of the State of Michigan and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State, provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

5. This Amendment shall be deemed effective as of May 11, 2020. Except as otherwise amended hereby, the Section 382 Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

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APPENDIX I

6. This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and both such counterparts shall together constitute but one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Amended and Restated Section 382 Rights Agreement to be duly executed and attested, all as of the day and year first above written.

Attest:		PULTEGROUP, INC.

By:	/s/ Ellen Padesky Maturen	By:	/s/ Todd N. Sheldon
Name:	Ellen Padesky Maturen	Name:	Todd N. Sheldon
Title:	Vice President and Deputy General Counsel	Title:	Executive Vice President, General Counsel and Corporate Secretary

Attest:		COMPUTERSHARE TRUST COMPANY, N.A.

By:	/s/ Douglas Ives	By:	/s/ Katherine Anderson
Name:	Douglas Ives	Name:	Katherine Anderson
Title:	AVP, Relationship Manager	Title:	Vice President, Relationship Management

PULTEGROUP, INC. | 2022 PROXY STATEMENT	I-31

APPENDIX II

FIFTH AMENDMENT TO AMENDED AND RESTATED

SECTION 382 RIGHTS AGREEMENT

This FIFTH Amendment, dated as of March 10, 2022 (this “Amendment”), to that certain Amended and Restated Section 382 Rights Agreement, dated as of March 18, 2010, as amended by that certain First Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 14, 2013, that certain Second Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 10, 2016, that certain Third Amendment to Amended and Restated Section 382 Rights Agreement, dated as of March 7, 2019, and that certain Fourth Amendment to Amended and Restated Section 382 Rights Agreement, dated as of May 11, 2020 (collectively, the “Section 382 Rights Agreement”), is made by and between PulteGroup, Inc., a Michigan corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent”). Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Section 382 Rights Agreement.

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its shareholders to revise Section 7(a) of the Section 382 Rights Agreement to extend the expiration date of the Section 382 Rights Agreement, subject to the approval of the shareholders of the Company;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Company and its shareholders to put the Section 382 Rights Agreement, as amended by this Amendment, to a binding vote at the Company’s 2022 annual meeting of shareholders; and

WHEREAS, pursuant to its authority under Section 27 of the Section 382 Rights Agreement, the Board has authorized and approved this Amendment to the Section 382 Rights Agreement as of the date hereof, and an appropriate officer of the Company has delivered a certificate to the Rights Agent in accordance with Section 27 of the Section 382 Rights Agreement.

NOW THEREFORE, in consideration of the premises and the mutual agreements set forth in this Amendment, the parties hereto hereby agree as follows:

1. The Company hereby directs and instructs the Rights Agent, in its capacity as the Rights Agent under and in accordance with the terms of Section 27 of the Section 382 Rights Agreement, to execute this Amendment.

2. Paragraph (a), clause (i) of Section 7 of the Section 382 Rights Agreement is hereby amended to read in its entirety as follows:

“(i) the Close of Business on June 1, 2025 (the “Final Expiration Date”),”

3. Paragraph (a), clause (vi) of Section 7 of the Section 382 Rights Agreement is hereby amended to read in its entirety as follows:

“(vi) June 1, 2022 if Shareholder Approval has not been obtained by such date (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Date”).”

4. This Amendment shall be deemed to be a contract made under the laws of the State of Michigan and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State, provided, however, that all provisions regarding the rights, duties and obligations of the Rights Agent shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.

5. This Amendment shall be deemed effective as of March 10, 2022. Except as otherwise amended hereby, the Section 382 Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

6. This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and both such counterparts shall together constitute but one and the same instrument. A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

* * * * *

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APPENDIX II

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to Amended and Restated Section 382 Rights Agreement to be duly executed and attested, all as of the day and year first above written.

Attest:	PULTEGROUP, INC.

By: /s/ Ellen Padesky Maturen Name: Ellen Padesky Maturen Title: Vice President and Deputy General Counsel	By: /s/ Todd N. Sheldon Name: Todd N. Sheldon Title: Executive Vice President, General Counsel and Corporate Secretary

Attest:	COMPUTERSHARE TRUST COMPANY, N.A.

By: /s/ Douglas Ives Name: Douglas Ives Title: AVP, Relationship Manager	By: /s/ Katherine Anderson Name: Katherine Anderson Title: Vice President, Relationship Management

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APPENDIX III

PULTEGROUP, INC.

2022 STOCK INCENTIVE PLAN

I. INTRODUCTION

1.1 Purposes. The purposes of the PulteGroup, Inc. 2022 Stock Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s shareholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other employees, Non-Employee Directors, consultants, independent contractors and agents and (iii) to motivate such persons to act in the long-term best interests of the Company and its shareholders.

1.2 Certain Definitions.

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall have the meaning set forth in Section 5.8(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee designated by the Board or a subcommittee thereof, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of The New York Stock Exchange or, if the Common Shares are not listed on The New York Stock Exchange, within the meaning of the rules of the principal stock exchange on which the Common Shares are then traded.

“Common Share” shall mean a common share, par value $0.01, of the Company, and all rights appurtenant thereto.

“Company” shall mean PulteGroup, Inc., a Michigan corporation, or any successor thereto.

“Corporate Transaction” shall have the meaning set forth in Section 5.8(b).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean a price that is based on the opening, closing, actual, high, low, or average transaction prices of a Common Share reported on The New York Stock Exchange or such other established stock exchange on which the Common Shares are principally traded on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise, Fair Market Value shall be deemed to be equal to the average of the high and low transaction prices of a Common Share as reported on The New York Stock Exchange on the date as of which such value is being determined or, if the Common Shares are not listed on The New York Stock Exchange, the average of the high and low transaction prices of a Common Share on the principal national stock exchange on which the Common Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, Common Shares (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one Common Share on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

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APPENDIX III

“Incentive Stock Option” shall mean an option to purchase Common Shares that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Incumbent Board” shall have the meaning set forth in Section 5.8(b).

“Non-Employee Director” shall mean any member of the Board who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” shall mean an option to purchase Common Shares which is not an Incentive Stock Option.

“Other Stock Award” means an award granted pursuant to Section 3.4 of the Plan.

“Outstanding Common Shares” shall have the meaning set forth in Section 5.8(b).

“Outstanding Voting Securities” shall have the meaning set forth in Section 5.8(b).

“Performance Award” shall mean a right to receive an amount of cash, Common Shares, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the Common Shares subject to such award, or, in the case of a Restricted Stock Unit Award, Other Stock Award or Performance Award, to the holder’s receipt of the Common Shares subject to such award or of payment with respect to such award. Such criteria and objectives may include, without limitation, one or more of the following corporate-wide or subsidiary, division, operating unit, line of business, project, geographic or individual measures: earnings; earnings per share; earnings before interest and taxes (“EBIT”); earnings before interest, taxes, depreciation and amortization (“EBITDA”); financial return ratios; return on equity; return on assets; return on invested capital; total shareholder return; net income; pre-tax income; operating income; revenues; profit margin; cash flow(s); expense management; economic profit; customer satisfaction; mortgage capture rates; productivity (e.g., asset turns); efficiency; employee retention; succession management; management of service and warranty costs; management of the cost of insurance claims; achievement of energy performance goals; measurable marketing effectiveness; achievement of diversity goals; such other goals as the Committee may determine whether or not listed herein; or any combination of the foregoing. Each such goal may be expressed on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more Subsidiaries, divisions or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. The applicable performance measures may be applied on a pre- or post-tax basis and may be adjusted to include or exclude components of any performance measure, including, without limitation, special charges such as restructuring or impairment charges, gains on land sales below original basis, non-cash amortization, tax refunds or payments, asset writedowns, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles (“Adjustment Events”). In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events. Performance Measures shall be subject to such other special rules and conditions as the Committee may establish at any time.

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Person” shall have the meaning set forth in Section 5.8(b).

“Prior Plan” shall mean the PulteGroup, Inc. 2013 Stock Incentive Plan, as amended, and each other plan previously maintained by the Company under which equity awards remain outstanding as of the effective date of this Plan.

“Restricted Stock” shall mean Common Shares which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one Common Share or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such Common Share in cash, which shall be contingent upon the expiration of a specified Restriction

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APPENDIX III

Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Shares subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award or Other Stock Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award, Restricted Stock Unit Award or Other Stock Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, Common Shares (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one Common Share on the date of exercise over the base price of such SAR, multiplied by the number of Common Shares subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase Common Shares in the form of Incentive Stock Options or Nonqualified Stock Options; (ii) SARs in the form of Tandem SARs or Free Standing SARs; (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Other Stock Awards; and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of Common Shares subject to an award, the number of SARs, the number of Restricted Stock Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level, The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the President and Chief Executive Officer or such other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board, the President and Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the President and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or

PULTEGROUP, INC. | 2022 PROXY STATEMENT	III-3

APPENDIX III

determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the President and Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Articles of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4 Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, consultants, independent contractors, agents and persons expected to become officers, other employees, Non-Employee Directors, consultants, independent contractors and agents of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as provided otherwise in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director, consultant, independent contractor or agent. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during any periods during which such participant is on an approved leave of absence. The aggregate value of cash compensation and the grant date fair value of Common Shares that may be awarded or granted during any fiscal year of the Company to any Non-Employee Director, for his or her services as a Non-Employee Director, shall not exceed $750,000; provided, however, that this limit shall not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or compensation received by the director in his or her capacity as an executive officer or employee of the Company.

1.5 Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, the number of Common Shares that shall initially be available for all awards under this Plan, other than Substitute Awards, shall be 11,800,000 Common Shares, reduced by the number of Common Shares granted under the Prior Plan after December 31, 2021. Subject to adjustment as provided in Section 5.7, no more than 11,800,000 Common Shares in the aggregate may be issued under the Plan in connection with Incentive Stock Options. The number of Common Shares that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of Common Shares which become subject to outstanding options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Awards denominated in Common Shares.

To the extent that Common Shares subject to an outstanding option, SAR, Stock Award or Performance Award granted under the Plan or the Prior Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such Common Shares shall again be available under this Plan; provided, however, that Common Shares subject to an award under this Plan or the Prior Plan shall not again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or a stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding option or SAR or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise. Shares delivered to or withheld by the Company to pay the withholding taxes relating to Stock Awards or Performance Awards granted under this Plan or the Prior Plan shall again be available for issuance under this Plan.

The number of Common Shares available for awards under this Plan shall not be reduced by (i) the number of Common Shares subject to Substitute Awards or (ii) available shares under a shareholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Common Shares to be delivered under this Plan shall be made available from authorized and unissued Common Shares, or authorized and issued Common Shares reacquired and held as treasury shares or otherwise or a combination thereof; provided, however, that, Shares shall not again be available for issuance under the Plan to the extent prohibited by the rules of the NYSE or other applicable law, rule, or regulation.

II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1 Stock Options. The Committee may, in its discretion, grant options to purchase Common Shares to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Common Shares with respect to which options designated as Incentive Stock Options are exercisable for the first time by a holder during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

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APPENDIX III

Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of Shares and Purchase Price. The number of Common Shares subject to an option and the purchase price per share purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.

(b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option may be exercised later than ten (10) years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option may not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole Common Shares.

(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole Common Shares to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash; (B) by delivery (either actual delivery or by attestation procedures established by the Company) of Common Shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise; (C) authorizing the Company to withhold whole Common Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation; (D) in cash by a broker-dealer acceptable to the Company to whom the holder has submitted an irrevocable notice of exercise; (E) in any other form of legal consideration that may be acceptable to the Committee and specified in the Agreement; or (F) a combination of (A), (B), (C) and (E), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fractional Common Share which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the holder. No Common Shares shall be issued and no certificate representing Common Shares shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2 Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a Common Share on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted).

Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to

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the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.

(b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no Free-Standing SAR may be exercised later than ten (10) years after its date of grant and (ii) no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole Common Shares and, in the case of a Free Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a shareholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of a stock-settled SAR, the holder of such SAR shall have no rights as a shareholder of the Company with respect to the Common Shares subject to such SAR.

(c) Method of Exercise. A Tandem SAR may be exercised by (i) giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised by (A) giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) executing such documents as the Company may reasonably request. No Common Shares shall be issued and no certificate representing Common Shares shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.3 Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

2.4 No Repricing. The Committee shall not without the approval of the shareholders of the Company, (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a Common Share on the date of such cancellation, in each case other than in connection with a Change in Control or the adjustment provisions set forth in Section 5.7.

2.5 Dividend Equivalents. Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividends or dividend equivalents with respect to the number of Common Shares subject to such option or SAR.

III. STOCK AWARDS

3.1 Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or, in the case of an Other Stock Award, the type of award being granted.

3.2 Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of Common Shares subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the Common Shares subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the Common Shares subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

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(c) Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the Common Shares represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the Common Shares subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any Common Shares that are held in book entry form, and all certificates evidencing ownership of the requisite number of Common Shares shall be delivered to the holder of such award.

(d) Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a shareholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that (i) a distribution with respect to Common Shares, other than a regular cash dividend, and (ii) a regular cash dividend with respect to Common Shares that are subject to performance-based vesting conditions, in each case, shall be deposited with the Company and shall be subject to the same restrictions as the Common Shares with respect to which such distribution was made.

3.3 Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Number of Shares and Other Terms. The number of Common Shares subject to a Restricted Stock Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the Common Shares subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in Common Shares or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of Common Shares subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units. Prior to the settlement of a Restricted Stock Unit Award in Common Shares, the holder of such award shall have no rights as a shareholder of the Company.

3.4 Other Stock Awards. The Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares, including without limitation Common Shares granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and Common Shares issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Any distribution, dividend or dividend equivalents with respect to Other Stock Awards that are subject to performance-based vesting conditions shall be subject to the same performance-based vesting conditions as the underlying awards. Prior to the settlement of an Other Stock Award in Common Shares, the holder of such award shall have no rights as a shareholder of the Company.

3.5 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a

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termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

IV. PERFORMANCE AWARDS

4.1 Performance Awards. The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.

4.2 Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a) Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b) Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c) Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in Common Shares (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a shareholder of the Company as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to a Performance Award that is subject to performance-based vesting conditions shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in Common Shares, including Restricted Stock, the holder of such award shall have no rights as a shareholder of the Company.

4.3 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

V. GENERAL

5.1 Effective Date and Term of Plan. This Plan shall be submitted to the shareholders of the Company for approval at the Company’s 2022 annual meeting of shareholders and, if so approved, the Plan shall become effective as of the date on which the Plan was approved by shareholders and no future grants shall be made under the Prior Plan. This Plan shall terminate as of the first annual meeting of the Company’s shareholders to occur on or after the tenth anniversary of its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than ten years after the date on which the Plan was approved by the Board. In the event that this Plan is not approved by the shareholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect and the Prior Plan shall continue in accordance with its terms.

5.2 Amendments. The Board may amend this Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Company’s shareholders if (i) shareholder approval is required by applicable law, rule or regulation, including Section 422 of the Code and any rule of The New York Stock Exchange, or any other stock exchange on which the Common Shares are then traded, or (ii) such amendment seeks to modify the terms of Section 2.4 hereof; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

5.3 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company. Upon such execution or execution and electronic acceptance, and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

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5.4 Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes, a charitable organization designated by the holder or pursuant to a domestic relations order, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any Common Shares or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole Common Shares which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole Common Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole Common Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation; (D) a cash payment by a broker-dealer acceptable to the Company to whom the holder has submitted an irrevocable notice of exercise or sale; (E) any other form of payment that may be acceptable to the Committee and specified in the Agreement; or (F) any combination of (A), (B), (C) and (E), in each case to the extent set forth in the Agreement relating to the award. Any fraction of a Common Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Common Shares subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Common Shares delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7 Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of Common Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

5.8 Change in Control.

(a) Subject to the terms of the applicable award Agreement, in the event of a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:

(i) require that (A) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (B) the Restriction Period applicable to some or all outstanding Stock Awards shall lapse in

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full or in part, either immediately or upon a subsequent termination of employment, (C) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

(ii) require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, or other property, be substituted for some or all of the Common Shares subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

(iii) require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (1) in the case of an option or an SAR, the aggregate number of Common Shares then subject to the portion of such option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a Common Share as of the date of the Change in Control, over the purchase price or base price per Common Share subject to such option or SAR, (2) in the case of a Stock Award or a Performance Award denominated in Common Shares, the number of Common Shares then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(1), whether or not vested, multiplied by the Fair Market Value of a Common Share as of the date of the Change in Control, and (3) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i), whether or not vested; (B) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, or other property having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares or other property pursuant to clause (B) above.

(b) For purposes of this Plan, a “Change in Control” means any of the following events:

(i) the acquisition by any individual, entity or group (a “Person”), including any “person” within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 40% or more of either (i) the then outstanding Common Shares (the “Outstanding Common Shares”) or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company); (B) any acquisition by the Company; (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (iii) of this Section 5.8(b); provided further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 40% or more of the Outstanding Common Shares or 40% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Shares or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

(ii) individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

(iii) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Corporate Transaction”); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote

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generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Shares and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 40% or more of the Outstanding Common Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 40% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(iv) the consummation of a plan of complete liquidation or dissolution of the Company;

provided, that with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (1), (2), (3) or (4) also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) if required in order for the payment not to violate Section 409A of the Code.

5.9 Deferrals. The Committee may determine that the delivery of Common Shares or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10 No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.

5.11 Rights as Shareholder. No person shall have any right as a shareholder of the Company with respect to any Common Shares or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a shareholder of record with respect to such Common Shares or equity security.

5.12 Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.13 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Michigan and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.14 Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

5.15 Awards Subject to Clawback. The awards granted under this Plan and any cash payment or Common Shares delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

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5.16 Section 409A of the Code. To the extent that the Board determines that any award granted hereunder is subject to Section 409A of the Code, the Plan and applicable Agreement will be interpreted in accordance with Section 409A of the Code. Notwithstanding anything to the contrary in the Plan (and unless the Agreement specifically provides otherwise), if the Common Shares are publicly traded, and if a holder holding an award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such holder’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the holder’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

III-12	PULTEGROUP, INC. | 2022 PROXY STATEMENT

SCAN TO PULTEGROUP, INC. VIEW MATERIALS & VOTE w 3350 PEACHTREE ROAD NORTHEAST SUITE 1500 ATLANTA, GA 30326 VOTE BY INTERNET ATTN: TODD SHELDON Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 3, 2022 for shares held directly and by 11:59 P.M. ET on May 1, 2022 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/PHM2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 3, 2022 for shares held directly and by 11:59 P.M. ET on May 1, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D68893-P69819-Z82085 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PULTEGROUP, INC. The Board of Directors recommends you vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5: 1. Election of Directors Nominees: For Against Abstain 1a. Brian P. Anderson ! ! ! For Against Abstain 1b. Bryce Blair 2. Ratification of appointment of Ernst & Young LLP as ! ! ! our independent registered public accounting firm ! ! ! for 2022. 3. Say-on-pay: Advisory vote to approve executive ! ! ! compensation. 4. Approval of an amendment to extend the term of the    1d. Thomas J. Folliard ! ! ! Company’s Amended and Restated Section 382 Rights ! ! ! Agreement, as amended. 1e. Cheryl W. Grisé ! ! ! 5. Approval of the PulteGroup, Inc. 2022 Stock ! ! ! Incentive Plan. 1f. André J. Hawaux ! ! ! NOTE: If any other matter is properly brought before the meeting and any adjournments thereof, the persons named in the proxy 1g. J. Phillip Holloman ! ! ! will vote in their discretion. 1h. Ryan R. Marshall ! ! ! 1i. John R. Peshkin ! ! ! 1j. Scott F. Powers ! ! ! 1k. Lila Snyder ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in the full corporate or partnership name by an authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Annual Meeting PulteGroup, Inc. 2022 Annual Meeting of Shareholders May 4, 2022 at 1:00 P.M. ET Via the Internet at: www.virtualshareholdermeeting.com/PHM2022 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. D68894-P69819-Z82085 PULTEGROUP, INC. 2022 Annual Meeting of Shareholders May 4, 2022 1:00 PM ET This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Ryan R. Marshall and Todd N. Sheldon, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of PULTEGROUP, INC. that the shareholder(s) is/are entitled to vote at the 2022 Annual Meeting of Shareholders to be held at 1:00 PM ET, on May 4, 2022, via the internet at: www.virtualshareholdermeeting.com/PHM2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. In their discretion, Mr. Marshall and Mr. Sheldon are authorized to vote upon such other business as may properly come before the meeting. Continued and to be signed on reverse side